                                                                    Exhibit 10.1
                                                                  EXECUTION COPY
================================================================================

                             AMENDED AND RESTATED
                        CREDIT AND GUARANTEE AGREEMENT

                                     among

                              SMTC CORPORATION,
                                 as Guarantor

                             HTM HOLDINGS, INC.,
                                     and
                  SMTC MANUFACTURING CORPORATION OF CANADA,
                                 as Borrowers,

                             The Several Lenders
                       from Time to Time Parties Hereto,

                            LEHMAN BROTHERS INC.,
                                  as Arranger

                           THE BANK OF NOVA SCOTIA,
                           as Syndication Agent and
                         Canadian Administrative Agent

                        LEHMAN COMMERCIAL PAPER INC.,
                        as General Administrative Agent

                                      and

                    GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Documentation Agent

                                      and

                        LEHMAN COMMERCIAL PAPER INC.,
                        as Collateral Monitoring Agent

                           Dated as of July 27, 2000

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                        Page
SECTION 1. DEFINITIONS..................................................................       2

     1.1 Defined Terms..................................................................       2
         -------------

     1.2 Other Definitional Provisions..................................................      44
         -----------------------------

SECTION 2. AMOUNT AND TERMS OF U.S. FACILITIES COMMITMENTS..............................      44

     2.1 U.S. Term Loan Commitments.....................................................      44
         --------------------------

     2.2 Procedure for Borrowing of Additional Tranche A Term Loans.....................      45
         ----------------------------------------------------------

     2.3 Repayment of U.S. Term Loans...................................................      45
         ----------------------------

     2.4 U.S. Revolving Credit Commitments..............................................      47
         ---------------------------------

     2.5 Procedure for U.S. Revolving Credit Borrowing..................................      47
         ---------------------------------------------

     2.6 Swing Line Commitment..........................................................      48
         ---------------------

     2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans..............      48
         -----------------------------------------------------------------

     2.8 Promise to Pay U.S. Facility Loans; Evidence of Debt...........................      50
         ----------------------------------------------------

     2.9 Commitment Fees, etc...........................................................      51
         --------------------

     2.10 Termination or Reduction of U.S. Revolving Credit Commitments;................      51
          --------------------------------------------------------------

SECTION 3. THE CANADIAN TERM LOANS......................................................      52

     3.1 The Canadian Term Loans........................................................      52
         -----------------------

SECTION 4. [RESERVED]...................................................................      53

SECTION 5. AMOUNT AND TERMS OF THE CANADIAN REVOLVING CREDIT COMMITMENTS; ACCEPTANCES...      52

     5.1 Canadian Revolving Credit Commitments..........................................      52
         -------------------------------------

     5.2 Procedure for Canadian Revolving Credit Borrowing..............................      52
         -------------------------------------------------

     5.3 Repayment of Canadian Revolving Credit Loans; Evidence of Debt.................      53
         --------------------------------------------------------------

     5.4 Termination or Reduction of Canadian Revolving Credit Commitments..............      54
         -----------------------------------------------------------------

     5.5 Commitment Fees................................................................      54
         ---------------

     5.6 Acceptance Commitments.........................................................      55
         ----------------------

     5.7 Creation of Acceptances........................................................      55
         -----------------------

     5.8 Discount of Acceptances........................................................      56
         -----------------------

     5.9 Stamping Fees..................................................................      57
         -------------

     5.10 Acceptance Reimbursement Obligations..........................................      57
          ------------------------------------

     5.11 Converting Canadian Revolving Credit Loans to Acceptances and Acceptances to
          ----------------------------------------------------------------------------
               Canadian Revolving Credit Loans..........................................      59
               -------------------------------

     5.12 Allocation of Acceptances.....................................................      60
          -------------------------

     5.13 Special Provisions Relating to Acceptance Notes...............................      60
          -----------------------------------------------

     5.14 Canadian Swing Line Commitment................................................      61
          ------------------------------

     5.15 Procedure for Canadian Swing Line Borrowing; Refunding of Canadian Swing Line
          -----------------------------------------------------------------------------
               Loans....................................................................      62
               -----

     5.16 Increase of Canadian Revolving Credit Commitments.............................      63
          -------------------------------------------------

SECTION 6.  LETTERS OF CREDIT...........................................................      64

     6.1 L/C Commitments...............................................................       64
         ---------------

     6.2 Procedure for Issuance of Letters of Credit....................................      64
         -------------------------------------------

     6.3 Fees and Other Charges.........................................................      65
         ----------------------

     6.4 L/C Participations.............................................................      65
          -----------------

     6.5 Reimbursement Obligation of the Borrowers......................................      66
         -----------------------------------------

     6.6 Obligations Absolute...........................................................      67
         --------------------

     6.7 Letter of Credit Payments......................................................      67
         -------------------------

     6.8 Applications...................................................................      68
         ------------

SECTION 7.   GENERAL PROVISIONS APPLICABLE TO THE FACILITIES............................      68

     7.1 Interest Rates and Payment Dates...............................................      68
         --------------------------------

     7.2 Conversion and Continuation Options With Respect to Loans......................      68
         ---------------------------------------------------------

     7.3 Minimum Amounts of Tranches....................................................      70
         ---------------------------

     7.4 Optional Prepayments...........................................................      70
         --------------------

     7.5 Mandatory Prepayments; Application of Prepayments..............................      71
         --------------------------------------------------

     7.6 Certain Fees...................................................................      74
         ------------

     7.7 Computation of Interest and Fees...............................................      74
         --------------------------------

     7.8 Inability to Determine Interest Rate...........................................      75
         ------------------------------------

     7.9 Pro Rata Treatment and Payments................................................      76
         -------------------------------

     7.10 Illegality....................................................................      78
          ----------

     7.11 Requirements of Law...........................................................      79
          -------------------

     7.12 Indemnity.....................................................................      80
          ---------

     7.13 Taxes.........................................................................      80
          -----

     7.14 Use of Proceeds...............................................................      82
          ---------------

     7.15 Change of Lending Office......................................................      82
          ------------------------

     7.16 Replacement of Lenders under Certain Circumstances............................      83
          --------------------------------------------------

SECTION 8.   REPRESENTATIONS AND WARRANTIES.............................................      83

     8.1 Financial Condition............................................................      84
         -------------------

     8.2 No Change......................................................................      84
         ---------

     8.3 Corporate Existence; Compliance with Law.......................................      84
         ----------------------------------------

     8.4 Corporate Power; Authorization; Enforceable Obligations.........................     85
         -------------------------------------------------------

     8.5 No Legal Bar...................................................................      85
         ------------

     8.6 No Material Litigation.........................................................      85
         ----------------------

     8.7 No Default.....................................................................      86
         ----------

     8.8 Ownership of Property; Liens...................................................      86
         ----------------------------

     8.9 Intellectual Property..........................................................      86
         ---------------------

     8.10 Taxes.........................................................................      86
          -----

     8.11 Federal Regulations...........................................................      86
          -------------------

     8.12 Labor Matters.................................................................      86
          -------------

     8.13 ERISA.........................................................................      87
          -----

     8.14 Investment Company Act; Other Regulations......................................     87
          -----------------------------------------

     8.15 Subsidiaries..................................................................       87
          ------------

     8.16 Use of Proceeds...............................................................       87
          ---------------

     8.17 Environmental Matters.........................................................       87
          ---------------------

     8.18 Accuracy of Information, etc..................................................       88
          -----------------------------

     8.19 Security Documents............................................................       89
          ------------------

     8.20 Solvency......................................................................       90
          --------

     8.21 Insurance.....................................................................       90
          ---------

SECTION 9.   CONDITIONS PRECEDENT.......................................................       90

     9.1 Conditions to Original Closing Date and Initial Extension of Credit............       90
         -------------------------------------------------------------------

     9.2 Conditions to Restatement Effective Date.......................................       94
         ----------------------------------------

     9.3 Conditions to Each Extension of Credit.........................................       97
         --------------------------------------

SECTION 10.   AFFIRMATIVE COVENANTS......................................................       97

    10.1 Financial Statements...........................................................       98
         --------------------

    10.2 Certificates; Other Information................................................       98
         -------------------------------

    10.3 Collateral Reports.............................................................      100
         ------------------

    10.4 Payment of Obligations.........................................................      100
         ----------------------

    10.5 Conduct of Business and Maintenance of Existence, etc..........................      100
         -----------------------------------------------------

    10.6 Maintenance of Property; Insurance.............................................      101
         ----------------------------------

    10.7 Inspection of Property; Books and Records; Discussions.........................      101
         ------------------------------------------------------

    10.8 Notices........................................................................      101
         -------

    10.9 Environmental Laws.............................................................      102
         ------------------

    10.10 Interest Rate Protection......................................................      102
          ------------------------

    10.11 Additional Collateral, etc....................................................      102
          ---------------------------

    10.12 Further Assurances............................................................      105
          ------------------

SECTION 11.  NEGATIVE COVENANTS.........................................................      105

     11.1 Financial Condition Covenants.................................................      105
          -----------------------------

     11.2 Limitation on Indebtedness....................................................      107
          --------------------------

     11.3 Limitation on Liens...........................................................      110
          -------------------

     11.4 Limitation on Fundamental Changes.............................................      112
          ---------------------------------

     11.5 Limitation on Disposition of Property.........................................      113
          -------------------------------------

     11.6 Limitation on Restricted Payments.............................................      114
          ---------------------------------

     11.7 Limitation on Capital Expenditures............................................      115
          ----------------------------------

     11.8 Limitation on Investments.....................................................      115
          -------------------------

     11.9 Limitation on Optional Payments and Modifications of Debt Instruments, etc....      117
          --------------------------------------------------------------------------

     11.10 Limitation on Transactions with Affiliates...................................      117
           ------------------------------------------

     11.11 Limitation on Sales and Leasebacks...........................................      118
           ----------------------------------

     11.12 Limitation on Changes in Fiscal Periods......................................      119
           ---------------------------------------

     11.13 Limitation on Negative Pledge Clauses........................................      119
           -------------------------------------

     11.14 Limitation on Restrictions on Subsidiary Distributions.......................      119
           ------------------------------------------------------

     11.15 Limitation on Lines of Business..............................................      119
          --------------------------------

     11.16 Limitation on Activities of Holdings.........................................      120
           ------------------------------------

     11.17 Limitation on Hedge Agreements...............................................      120
           ------------------------------

SECTION 12.    GUARANTEE................................................................      120

     12.1 Guarantee.....................................................................      120
          ---------

     12.2 No Subrogation................................................................      121
          --------------

     12.3 Amendments, etc. with respect to the Canadian Borrower Obligations; Waiver of
          -----------------------------------------------------------------------------
              Rights...................................................................      121
              ------

     12.4 Guarantee Absolute and Unconditional..........................................      122
          ------------------------------------

     12.5 Reinstatement.................................................................      123
          -------------

     12.6 Payments......................................................................      123
          --------

SECTION 13.  EVENTS OF DEFAULT..........................................................      123

SECTION 14.  THE AGENTS; THE ARRANGER...................................................      127

     14.1 Appointment...................................................................      127
          -----------

     14.2 Delegation of Duties..........................................................      127
          --------------------

     14.3 Exculpatory Provisions........................................................      128
          ----------------------

     14.4 Reliance by Agents............................................................      128
          ------------------

     14.5 Notice of Default.............................................................      128
          -----------------

     14.6 Non-Reliance on Agents and Other Lender.......................................      129
          ---------------------------------------

     14.7 Indemnification...............................................................      129
          ---------------

     14.8 Agents in their Individual Capacity...........................................      130
          -----------------------------------

     14.9 Successor Agents..............................................................      130
          ----------------

     14.10 The Documentation Agent, the Arranger and the Syndication Agents.............      130
           ----------------------------------------------------------------

     14.11 Authorization to Release Liens and Guarantees................................      130
           ---------------------------------------------

     SECTION 15. MISCELLANEOUS..........................................................      130

     15.1 Amendments and Waivers........................................................      130
          ----------------------

     15.2 Notices.......................................................................      132
          -------

     15.3 No Waiver; Cumulative Remedies................................................      134
          ------------------------------

     15.4 Survival of Representations and Warranties....................................      134
          ------------------------------------------

     15.5 Payment of Expenses...........................................................      134
          -------------------

     15.6 Successors and Assigns; Participations and Assignments........................      135
          ------------------------------------------------------

     15.7 Adjustments; Set-off..........................................................      138
          --------------------

     15.8 Counterparts..................................................................      139
          ------------

     15.9 Severability..................................................................      139
          ------------

     15.10 Integration..................................................................      139
           -----------

     15.11 GOVERNING LAW................................................................      139
           -------------

     15.12 Submission To Jurisdiction; Waivers..........................................      139
           -----------------------------------

     15.13 Acknowledgments..............................................................      140
           ---------------

     15.14 Confidentiality..............................................................      140
           ---------------

     15.15 Release of Collateral and Guarantee Obligations..............................      141
           -----------------------------------------------

     15.16 Accounting Changes...........................................................      141
           ------------------

     15.17 Delivery of Lender Addenda...................................................      142
           --------------------------

     15.18 Intercreditor Provisions.....................................................      142
           ------------------------

     15.19 Effect of Amendment and Restatement of the Existing Credit Agreement.........      144
           --------------------------------------------------------------------

     15.20 WAIVERS OF JURY TRIAL........................................................      144
           ---------------------

ANNEXES:

A    Pricing Grid


SCHEDULES:

1.1         Certain Inventory Locations
1.2         Canadian Security Documents; Canadian Facility Guarantees
8.4         Consents, Authorizations, Filings and Notices
8.6         Litigation
8.15        Subsidiaries
8.19(a)-1   U.S. UCC Filing Jurisdictions
8.19(a)-2   U.S. UCC Financing Statements to Remain on File
8.19(a)-3   U.S. UCC Financing Statements to be Terminated
8.19(b)-1   Canadian Filing Jurisdictions
8.19(b)-2   Canadian Filings to Remain on File
8.19(b)-3   Canadian Filings to be Terminated
11.2(d)     Existing Indebtedness
11.3(f)     Existing Liens
11.8        Existing Investments


EXHIBITS:

A          Form of Guarantee and Collateral Agreement
B-1        Form of Compliance Certificate
B-2        Form of Borrowing Base Certificate
C          Form of Closing Certificate
D          [Reserved]
E          Form of Assignment and Acceptance
F-1        Form of Legal Opinion of Ropes & Gray
F-2        Form of Legal Opinion of Canadian Counsel
G-1        Form of U.S. Term Note
G-2        Form of U.S. Revolving Credit Note
G-3        Form of Swing Line Note
G-4        Form of Canadian Term Note
G-5        Form of Canadian Revolving Credit Note
H          Form of Draft
I          Form of Power of Attorney
J          Form of Acceptance Note
K          Form of Prepayment Option Notice
L          Form of Exemption Certificate
M          Form of Lender Addendum

          AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of July 27, 2000, among SMTC CORPORATION, a Delaware corporation ("Holdings"), HTM
                                                           --------
HOLDINGS, INC., a Delaware corporation (the "U.S. Borrower"), SMTC MANUFACTURING
                                             -------------
CORPORATION OF CANADA (formerly known as The Surface Mount Technology Centre, Inc.), a corporation organized under the laws of the Province of Ontario, Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the
      -----------------                                         ---------
several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor,
                                -------
lead arranger and book manager (in such capacity, the "Arranger"), THE BANK OF
                                                       --------
NOVA SCOTIA, as syndication agent (in such capacity, the "Syndication Agent"),
                                                          -----------------
LEHMAN COMMERCIAL PAPER INC., as general administrative agent (in such capacity, as hereinafter defined, the "General Administrative Agent "), THE BANK OF NOVA
                             ----------------------------
SCOTIA, as Canadian administrative agent (in such capacity, as hereinafter defined, the "Canadian Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as
              -----------------------------
collateral monitoring agent (in such capacity, as hereinafter defined, the "Collateral Monitoring Agent") and GENERAL ELECTRIC CAPITAL
 ---------------------------
CORPORATION, as documentation agent (in such capacity, the "Documentation
                                                            -------------
Agent").
-----

                         W I T N E S S E T H:
                         - - - - - - - - - -

          WHEREAS, Holdings, the Canadian Borrower and the U.S. Borrower are parties to the Credit Agreement, dated as of July 28, 1999, (the "Original
                                                                  --------
Credit Agreement" and, as amended by the Amendments in effect as of the date
----------------
immediately prior to the Restatement Effective Date, the "Existing Credit
                                                          ---------------
Agreement"), with the lenders parties thereto, Lehman Commercial Paper Inc., as
---------
General Administrative Agent, and others;

          WHEREAS, Holdings expects to consummate an initial public offering of its common stock, and the Canadian Borrower expects to consummate an initial public offering of Exchangeable Shares (such offerings, collectively, as hereinafter defined, the "IPO");
                          ---

          WHEREAS, concurrently with the consummation of the IPO, Holdings expects to acquire, and immediately thereafter contribute to the U.S. Borrower, all of the issued and outstanding Capital Stock of Pensar Corporation, a Wisconsin corporation ("Pensar"), for total cash consideration (including the
                        ------
repayment of certain existing indebtedness of Pensar) of approximately $22,000,000 (the "Pensar Acquisition");
                  ------------------

          WHEREAS, in connection with the IPO, and with a portion of the proceeds thereof, certain of the Loans outstanding under the Existing Credit Agreement will be repaid;

          WHEREAS, the Borrowers have requested certain of the Lenders to make available additional credit facilities concurrently with the consummation of the IPO and the Pensar Acquisition, and such Lenders are willing to make such additional credit facilities available upon and subject to the terms and conditions hereinafter set forth; and

          WHEREAS, Holdings and the Borrowers have requested certain amendments to the Existing Credit Agreement, and, to reflect such amendments, the parties hereto have agreed to amend and restate the Existing Credit Agreement in its entirety as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree that, on the Restatement Effective Date, the Existing Credit Agreement will be amended and restated in its entirety as follows:

                       SECTION 1. DEFINITIONS

          1.1 Defined Terms. As used in this Agreement, the terms listed in this
              -------------
Section 1.1 shall have the respective meanings set forth in this Section 1.1.

          "Acceptance": a Draft drawn by the Canadian Borrower and accepted by a
           ----------
     Canadian Revolving Credit Lender which is (a) denominated in Canadian Dollars, (b) for a term of approximately 30, 60, 90 or 180 days and which matures prior to the Canadian Revolving Credit Termination Date and (c) issuable and payable only in Canada; provided that to the extent the
                                          --------
     context shall require, each Acceptance Note shall be deemed to be an Acceptance; provided, further, that "Acceptance" includes a depository note
                 --------  -------        ----------
     within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

          "Acceptance Note": as defined in Section 5.13(b).
           ---------------

          "Acceptance Purchase Price": in respect of an Acceptance of a
           -------------------------
     specified maturity, the result (rounded to the nearest whole cent, and with one-half cent being rounded up) obtained by dividing (a) the face amount of such Acceptance by (b) the sum of (i) one and (ii) the product of (A) the Reference Discount Rate for Acceptances of the same maturity expressed as a decimal and (B) a fraction, the numerator of which is the term to maturity of such Acceptance and the denominator of which is equal to 365, where (b) above is rounded to the fifth decimal place and 0.000005 is rounded up to 0.00001.

          "Acceptance Reimbursement Obligations": the obligation of the Canadian
           ------------------------------------
     Borrower to the Canadian Revolving Credit Lenders (a) to reimburse such Lenders for maturing Acceptances pursuant to Section 5.10 and (b) to make payments in respect of Acceptance Notes in accordance with the terms thereof.

          "Acceptance Tranche": the collective reference to Acceptances, all of
           ------------------
     which were created on the same date and have the same maturity date.

          "Accounts": as to any Person, all rights to receive payment for goods
           --------
     sold or leased by such Person or for services rendered in the ordinary course of business of such Person to the extent not evidenced by an instrument or chattel paper, including any rights in, to and under all purchase orders or receipts now owned or hereafter acquired for goods and services, and all collateral security and guarantees with respect to any of the foregoing.

          "Acquisition Subordinated Debt": unsecured Indebtedness of Holdings
           -----------------------------
     that (a) is not guaranteed by any Subsidiary of Holdings, (b) provides for no payment of principal prior to the date which is 90 days after the final maturity date of the Loans, (c) so long as the Consolidated Interest Coverage Ratio (determined on a pro forma basis for the related Permitted
                                     --- -----
     Acquisition in the manner described in Section 11.1) is less than or equal to 3.50 to 1.00, does not provide for payment of interest in cash prior to the date which is 90 days after the final maturity date of the Loans, (d) is used to finance, in whole or in part, a Permitted Acquisition and (e) has subordination terms, covenants, events of default, defaults and other terms and conditions reasonably acceptable to the General Administrative Agent.

          "Additional Tranche A Term Loan Commitment": as to any Lender, the
           -----------------------------------------
     obligation of such Lender, if any, to make an additional Tranche A Term Loan to the U.S. Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Additional Tranche A Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Additional Tranche A Term Loan Commitments on the Restatement Effective Date is U.S. $30,000,000, which amount shall be reduced on the Restatement Effective Date by the aggregate amount of Tranche B Term Loans which are not prepaid on such date because one or more Tranche B Term Loan Lenders declines prepayment pursuant to Section 7.5(i).

          "Adjustment Date": as defined in the Pricing Grid.
           ---------------

          "Administrative Agents": the collective reference to the General
           ---------------------
     Administrative Agent and the Canadian Administrative Agent.

          "Advance Rate": (i) with respect to Eligible Accounts, 85%, (ii) with
           ------------
     respect to Eligible Inventory (other than Mexican Inventory), valued on a first- in, first-out basis (at the lower of cost or market), 65% and (iii) with respect to Mexican Inventory, valued on a first- in, first-out basis (at the lower of cost or market), 40%.

          "Affiliate": as to any Person, any other Person that, directly or
           ---------
     indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agents": the collective reference to the Syndication Agent, the
           ------
     Documentation Agent, the Collateral Monitoring Agent and the Administrative Agents, which term shall include, for purposes of Section 14 only, each Issuing Lender.

          "Aggregate Available Canadian Revolving Credit Commitments": as at any
           ---------------------------------------------------------
     date of determination with respect to all Canadian Revolving Credit Lenders, the U.S. Dollar

     Equivalent of the Available Canadian Revolving Credit Commitments of all Canadian Revolving Credit Lenders on such date.

          "Aggregate Available U.S. Revolving Credit Commitments": as at any
           -----------------------------------------------------
     date of determination thereof with respect to all U.S. Revolving Credit Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all U.S. Revolving Credit Lenders on such date.

          "Aggregate Canadian Outstandings": as at any date of determination
           -------------------------------
     thereof with respect to any Canadian Lender, the U.S. Dollar Equivalent of an amount equal to the sum of (a) the Aggregate Canadian Term Loan Outstandings of such Lender plus (b) the aggregate amount of the Canadian Revolving Extensions of Credit of such Lender.

          "Aggregate Canadian Revolving Extensions of Credit": as at any date of
           -------------------------------------------------
     determination with respect to all Canadian Revolving Credit Lenders, an amount equal to the U.S. Dollar Equivalent of the Canadian Revolving Extensions of Credit of all Canadian Revolving Credit Lenders.

          "Aggregate Canadian Term Loan Outstandings": as at any date with
           -----------------------------------------
     respect to any Canadian Term Loan Lender, the aggregate outstanding principal amount of Canadian Term Loans of such Lender.

          "Aggregate Exposure Percentage": with respect to any Lender at any
           -----------------------------
     time, the ratio (expressed as a percentage) of such Lender's Aggregate Total Outstandings at such time to the sum of the Aggregate Total Outstandings of all Lenders at such time.

          "Aggregate Total Outstandings": as at any date of determination with
           ----------------------------
     respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate U.S. Outstandings of such Lender, plus (b) the Aggregate Canadian Outstandings of such Lender.

          "Aggregate U.S. Outstandings": as at any date of determination with
           ---------------------------
     respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate U.S. Revolving Extensions of Credit of such Lender on such date and (b) the aggregate unpaid principal amount of such U.S. Lender's Term Loans on such date.

          "Aggregate U.S. Revolving Extensions Credit": as at any date of
           ------------------------------------------
     determination with respect to all U.S. Revolving Credit Lenders, an amount in U.S. Dollars equal to the U.S. Revolving Extensions of Credit of all U.S. Revolving Credit Lenders.

          "Agreement": this Amended and Restated Credit and Guarantee Agreement,
           ---------
     as amended, supplemented or otherwise modified from time to time.

          "Amendments": (a) the First Amendment, dated as of November 4, 1999,
           ----------
     the Second Amendment, dated as December 14, 1999, and the Third Amendment, dated as of

     May 15, 2000, each to the Original Credit Agreement; and (b) amendments, supplements or modifications hereto.

          "Applicable Margin": for each Type of Loan under each Facility, the
           -----------------
     rate per annum determined pursuant to the Pricing Grid.

          "Application": an application, in such form as the relevant Issuing
           -----------
     Lender may specify from time to time, requesting such Issuing Lender to issue a Letter of Credit.

          "Approved Jurisdiction": any Specified Jurisdiction in respect of
           ---------------------
     which the General Administrative Agent has received a legal opinion reasonably acceptable to the General Administrative Agent to the effect that the security interest created by the Security Documents in Accounts owing by account debtors located in such Specified Jurisdiction would be enforceable in such Specified Jurisdiction in respect of such account debtors.

          "Arranger": as defined in the preamble hereto.
           --------

          "Asset Sale": any Disposition of Property or series of related
           ----------
     Dispositions of Property (excluding any such Disposition permitted by Section 11.5 (other than (x) clause (e) thereof and (y) clause (i) thereof, to the extent Section 11.11 requires the proceeds of Dispositions permitted by Section 11.5(i) to be applied toward prepayment of the Loans and reduction of the Commitments)) which yields net proceeds to Holdings or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of U.S.$500,000.

          "Assignee": as defined in Section 15.6(c).
           --------

          "Assignor": as defined in Section 15.6(c).
           --------

          "Available Canadian Revolving Credit Commitment": with respect to any
           ----------------------------------------------
     Canadian Revolving Credit Lender at any time, an amount in U.S. Dollars equal to the excess, if any, of (a) such Lender's Canadian Revolving Credit Commitment then in effect over (b) such Lender's Canadian Revolving
                               ---
     Extensions of Credit then outstanding; provided, that (i) in calculating
                                            --------
     any Lender's (other than the Canadian Swing Line Lender's) Canadian Revolving Extensions of Credit for the purpose of determining such Lender's Available Canadian Revolving Credit Commitment pursuant to Section 5.5, the aggregate principal amount of Canadian Swing Line Loans then outstanding shall be deemed to be zero and (ii) in calculating the Canadian Swing Line Lender's Canadian Revolving Extensions of Credit for the purpose of determining the Canadian Swing Line Lender's Available Canadian Revolving Credit Commitment pursuant to Section 5.5, the Canadian Swing Line Lender's Canadian Revolving Extensions of Credit shall be deemed to include the aggregate principal amount of the Canadian Swing Line Loans then outstanding.

     "Available U.S. Revolving Credit Commitment": with respect to any U.S.
      ------------------------------------------
Revolving Credit Lender at any time, an amount in U.S. Dollars equal to the excess, if any, of (a) such Lender's U.S. Revolving Credit Commitment then in effect over (b) such Lender's U.S. Revolving Extensions of Credit then
       ----
outstanding; provided, that (i) in calculating any Lender's (other than any
             --------
Swing Line Lender's) U.S. Revolving Extensions of Credit for the purpose of determining such Lender's Available U.S. Revolving Credit Commitment pursuant to
Section 2.9(a), the aggregate principal amount of Swing Line Loans made by such Swing Line Lender and then outstanding shall be deemed to be zero and (ii) in calculating any Swing Line Lender's U.S. Revolving Extensions of Credit for the purpose of determining such Swing Line Lender's Available U.S. Revolving Credit Commitment pursuant to Section 2.9(a), such Swing Line Lender's Revolving Extensions of Credit shall be deemed to include the aggregate principal amount of the Swing Line Loans made by it and then outstanding.

     "Bank Act (Canada)": the Bank Act (Canada), as amended from time to time.
      -----------------

     "Benefitted Lender": as defined in Section 15.7.
      -----------------

     "Board": the Board of Governors of the Federal Reserve System of the United
      -----
States (or any successor).

     "Borrowers": as defined in the preamble hereto.
      ---------

     "Borrowing Base": with respect to either Borrower, on any date of
      --------------
determination, the sum (without duplication) of (i) the product of (A) the aggregate outstanding Eligible Accounts of such Borrower and its Subsidiaries on such date and (B) the applicable Advance Rate, plus (ii) the product of (x) the
                                               ----
aggregate Eligible Inventory of such Borrower and its Subsidiaries on such date, and (y) the applicable Advance Rate; provided, that (A) not more than
                                     --------
US$2,000,000 of the Borrowing Base of the U.S. Borrower may be attributable to Mexican Inventory and (B) not more than 50% of the Borrowing Base of either Borrower may be attributable to Eligible Inventory. The Borrowing Base in respect of the U.S. Borrower and the Canadian Borrower shall be as set forth in the most recent Borrowing Base Certificate delivered by such Borrower absent manifest error; such Borrowing Base so determined shall remain in effect until the next determination thereof pursuant to this sentence.

     "Borrowing Base Certificate": a borrowing base certificate substantially in
      --------------------------
the form of Exhibit B-2.

     "Borrowing Date": any Business Day specified in a notice pursuant to
      --------------
Section 2.2, 2.5, 3.2, 5.2 or 5.7 as a date on which a Borrower requests the Lenders to make Loans hereunder or, with respect to a Request for Acceptances, the date with respect to which the Canadian Borrower has requested Canadian Lenders to accept Drafts.

     "Business Day": (a) when such term is used in respect of a day on which a
      ------------
Loan is to be made to the Canadian Borrower or an Acceptance is to be created, a payment is to be made in respect of such Loan or Acceptance, an Exchange Rate is to be set in respect of Canadian Dollars or any other dealing in Canadian Dollars is to be carried out pursuant to this Agreement, or any payment or funding is to be made in respect of any Canadian Facility, such term shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario are authorized or required by law to close, (b) when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a Eurodollar Loan, such day shall be a day which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market and (c) when such term is used in any context in this Agreement (including as described in the foregoing clauses (a) and (b)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clauses (a) and (b), is a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "Canadian Administrative Agent": The Bank of Nova Scotia, as Canadian
      -----------------------------
administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Section 14.9.

     "Canadian Base Rate": at any day, the higher of (a) the rate of interest
      ------------------
per annum publicly announced from time to time by the Canadian Administrative Agent (and in effect on such day) as its reference rate for U.S. Dollar commercial loans made in Canada, as adjusted automatically from time to time and without notice to any of the Borrowers upon change by the Canadian Administrative Agent and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

     "Canadian Base Rate Loans": all Canadian Facility Loans denominated in
      ------------------------
U.S. Dollars that are bearing interest at a rate based upon the Canadian Base Rate.

     "Canadian Borrower": as defined in the preamble hereto.
      -----------------

     "Canadian Borrower Obligations": all indebtedness, obligations and
      -----------------------------
liabilities of the Canadian Borrower hereunder or under the other Loan Documents in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans, Reimbursement Obligations and Acceptance Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Canadian Borrower, whether or not a claim for post- filing or post-petition interest is allowed in such proceeding) the Canadian Facility Loans, the Reimbursement Obligations in respect of Canadian Letters of Credit and Acceptance Reimbursement Obligations, and all other obligations and liabilities of the Canadian Borrower to any Administrative Agent or to any Lender (or, in the case of Specified Hedge Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Canadian Letters of Credit, the Acceptances, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to either Administrative Agent or to any Lender that are required to be paid by the Canadian Borrower pursuant hereto) or otherwise; provided, that (i)
                                                     --------
obligations of the Canadian Borrower or any Subsidiary thereof under any Specified Hedge Agreement shall be guaranteed hereby and secured pursuant to the Canadian Security Documents only to the extent that, and for so long as, the other Canadian Borrower Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

     "Canadian Dollar Equivalent": with respect to an amount denominated in U.S.
      --------------------------
Dollars the equivalent in Canadian Dollars determined at the Exchange Rate.

     "Canadian Dollar Prime Rate": at any day, the greater on such day of (a)
      --------------------------
the rate per annum announced by the Canadian Administrative Agent from time to time (and in effect on such day) as its prime rate for Canadian Dollar commercial loans made in Canada, as adjusted automatically from time to time and without notice to any of the Borrowers upon change by the Canadian Administrative Agent, and (b) 1% above the CDOR Rate from time to time (and in effect on such day), as advised by the Canadian Administrative Agent to the Canadian Borrower from time to time pursuant hereto. The Canadian Dollar Prime Rate is not intended to be the lowest rate of interest charged by the Canadian Administrative Agent in connection with extensions of credit in Canadian Dollars to debtors.

     "Canadian Dollar Prime Rate Loans ": all Canadian Facility Loans
      --------------------------------
denominated in Canadian Dollars that are bearing interest at a rate based upon the Canadian Dollar Prime Rate.

     "Canadian Dollars" and "C$": dollars in the lawful currency of Canada.
      ----------------       --

     "Canadian Entities": the collective reference to the Canadian Borrower, any
      -----------------
Subsidiary of Holdings that holds, directly or indirectly, any Capital Stock of the Canadian Borrower, and any Subsidiary of the Canadian Borrower or any such Subsidiary.

     "Canadian Facilities": the collective reference to the Canadian Revolving
      -------------------
Credit Facility and the Canadian Term Loan Facility.

     "Canadian Facility Guarantees": the guaranties described on Schedule 1.2.
      ----------------------------

     "Canadian Facility Loans": the collective reference to the Canadian Term
      -----------------------
Loans, the Canadian Revolving Credit Loans and the Canadian Swing Line Loans.

     "Canadian Funding Office": the office from time designated by the Canadian
      -----------------------
Administrative Agent, by notice to the Canadian Borrower and the Canadian Lenders, as its funding office.

     "Canadian GAAP": generally accepted accounting principle in Canada as in
      -------------
effect from time to time except that for purposes of Section 11.1, Canadian GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 8.1.

     "Canadian Issuing Lender": any Canadian Revolving Credit Lender selected by
      -----------------------
the Canadian Borrower, with the consent of such Lender and the Administrative Agents, to issue Canadian Letters of Credit.

     "Canadian L/C Commitment": C$1,000,000.
      -----------------------

     "Canadian L/C Obligations": at any time, an amount equal to the sum of (a)
      ------------------------
the aggregate then undrawn and unexpired amount of the then outstanding Canadian Letters of Credit and (b) the aggregate amount of drawings under Canadian Letters of Credit that have not then been reimbursed pursuant to Section 5.6.

     "Canadian L/C Participant": with respect to each Canadian Letter of Credit,
      ------------------------
each Canadian Revolving Credit Lender other than the Issuing Lender in respect of such Letter of Credit.

     "Canadian Lenders": the collective reference to the Canadian Revolving
      ----------------
Credit Lenders and the Canadian Term Loan Lenders.

     "Canadian Letter of Credit": as defined in Section 6.1.
      -------------------------

     "Canadian Payment Office": the office from time designated by the Canadian
      -----------------------
Administrative Agent, by notice to the Canadian Borrower and the Canadian Lenders, as its payment office.

     "Canadian Reference Lenders": the collective reference to the Schedule I
      --------------------------
Canadian Reference Lenders and the Schedule II Canadian Reference Lenders.

     "Canadian Refunding Date": as defined in Section 5.15.
      -----------------------

     "Canadian Revolving Credit Commitment": as to any Canadian Lender at any
      -------------------------------------
time, its obligation to make Canadian Revolving Credit Loans to, and/or create Acceptances and discount Acceptances on behalf of (or, in lieu thereof, to make loans pursuant to the Acceptance Notes to), the Canadian Borrower, and participate in Canadian Swing Line Loans, in an aggregate amount not to exceed at any one time outstanding the U.S. Dollar amount (or the Canadian Dollar Equivalent thereof, as the case may be) equal to the sum of (a) the amount set forth opposite such Canadian Lender's name under the heading "Canadian Revolving Credit Commitment" on Schedule I to the Lender Addendum delivered by such Lender on the Original Closing Date, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as such amount may be reduced from time to time as provided herein and (b) the amount set forth opposite such Canadian Lender's name under the heading "Additional Canadian Revolving Credit Commitment" on
Schedule I to the Lender Addendum delivered by such Lender on the Restatement Effective Date, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as such amount may be reduced from time to time as provided herein. The aggregate amount of the Canadian Revolving Credit Commitments on the Restatement Effective Date is U.S.$8,437,500; provided, however, that if one or more of the Canadian Lenders
                --------  -------
provides additional Canadian Revolving Credit Commitments after the Restatement Effective Date pursuant to Section 5.16, the Canadian Revolving Credit Commitments shall automatically increase by the amount of such additional Canadian Revolving Credit Commitments, simultaneously with such increase; provided, further, that in no event shall the aggregate amount of the Canadian
--------  -------
Revolving Credit Commitments be greater than $10,000,000 as a result of the operation of Section 5.16.

     "Canadian Revolving Credit Commitment Percentage": as to any Canadian
      -----------------------------------------------
Lender at any time, the percentage which such Canadian Lender's Canadian Revolving Credit Commitment then constitutes of the aggregate Canadian Revolving Credit Commitments (or, if the Canadian Revolving Credit Commitments have terminated or expired, the percentage which (a) the Canadian Revolving Extensions of Credit of such Canadian Lender at such time constitutes of (b) the Canadian Revolving Extensions of Credit of all Canadian Revolving Credit Lenders at such time).

     "Canadian Revolving Credit Commitment Period": the period from and
      -------------------------------------------
including the Original Closing Date to the Canadian Revolving Credit Termination Date.

     "Canadian Revolving Credit Facility": as defined in the definition of
      ----------------------------------
"Facility" in this Section 1.1.

     "Canadian Revolving Credit Lenders": each Lender that has a Canadian
      ---------------------------------
Revolving Credit Commitment.

     "Canadian Revolving Credit Loan": as defined in subsection 5.1.
      ------------------------------

     "Canadian Revolving Credit Termination Date": the fifth anniversary of the
      ------------------------------------------
Original Closing Date.

     "Canadian Revolving Extensions of Credit": as to any Canadian Revolving
      ---------------------------------------
Credit Lender at any time, an amount in U.S. Dollars equal to the U.S. Dollar Equivalent of the sum of (a) the aggregate principal amount of all Canadian Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Canadian Revolving Credit Percentage of the Canadian L/C Obligations then outstanding, (c) such Lender's Canadian Revolving Credit Percentage of the aggregate undiscounted face amount of all Acceptances then outstanding created by such Canadian Revolving Credit Lender and (d) such Lender's Canadian Revolving Credit Percentage of the aggregate principal amount of Canadian Swing Line Loans then outstanding.

     "Canadian Security Documents": the security documents described in Schedule
      ---------------------------
1.2.

     "Canadian Subsidiary Guarantor": any Subsidiary of the Canadian Borrower
      -----------------------------
which is a guarantor of the Canadian Borrower Obligations.

     "Canadian Swing Line Commitment": the obligation of the Canadian Swing
      ------------------------------
Line Lender to make Canadian Swing Line Loans pursuant to Section 5.14 in an aggregate principal amount at any one time outstanding not to exceed U.S. $3,000,000.

     "Canadian Swing Line Lender": The Bank of Nova Scotia, in its capacity as
      --------------------------
the lender of Canadian Swing Line Loans.

     "Canadian Swing Line Loans": as defined in Section 5.14.
      -------------------------

     "Canadian Swing Line Participation Amount": as defined in Section 5.15.
      ----------------------------------------

     "Canadian Term Loan": as defined in Section 3.1.
      ------------------

     "Canadian Term Loan Commitment": as to any Canadian Lender at any time, its
      -----------------------------
obligation to make Canadian Term Loans to the Canadian Borrower in an aggregate amount not to exceed the amount set forth opposite such Canadian Lender's name under the heading "Canadian Term Loan Commitment" on Schedule I to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender become a party hereto, as such amount may be reduced from time to time as provided herein. The original aggregate principal amount of the Canadian Term Loan Commitments on the Original Closing Date was U.S. $15,000,000.

     "Canadian Term Loan Commitment Percentage": as to any Canadian Lender at
      ----------------------------------------
any time, (a) prior to the Original Closing Date, the percentage which such Canadian Lender's Canadian Term Loan Commitment then constitutes of the aggregate Canadian Term Loan Commitments and (b) after the Original Closing Date, the percentage which (i) the Aggregate Canadian Term Loan Outstandings of such Canadian Lender at such time constitutes of (ii) the Aggregate Canadian Term Loan Outstandings of all Canadian Lenders at such time.

     "Canadian Term Loan Lender": each Lender that has a Canadian Term Loan
      -------------------------
Commitment or holds Canadian Term Loans.

     "CapEx Carryforward Amount": as defined in Section 11.7.
      -------------------------

     "Capital Expenditures": for any period, with respect to any Person, the
      --------------------
aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person.

     "Capital Lease Obligations": with respect to any Person, the obligations
      -------------------------
of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Capital Stock": any and all shares, interests, participations or other
      -------------
equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     "Capital Stock Sale": any issuance and sale by Holdings after the Original
      ------------------
Closing Date of shares of its Capital Stock other than in connection with (i) the exercise of options or warrants outstanding on the date hereof, (ii) employee benefit arrangements, including the exercise of employee stock options and the grant of restricted stock awards, (iii) Permitted Acquisitions, (iv) the exchange of Exchangeable Shares, (v) the conversion of convertible shares of Capital Stock, or (vi) the Transactions.

     "Cash Equivalents": (a) (i) with respect to the Holdings or any Domestic
      ----------------
Subsidiary, marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States or (ii) with respect to any Foreign Subsidiary, marketable direct obligations issued by, or unconditionally guaranteed by, the government of the jurisdiction of organization of such Foreign Subsidiary or issued by any agency thereof and backed by the full faith and credit of such government, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, bankers' acceptances, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000 (or, in the case of any certificate of deposit, bankers' acceptances, time deposits, eurodollar time deposits or overnight time deposits of any Foreign Subsidiary, issued by any commercial bank having capital and surplus of not less than $500,000,000 (or the equivalent thereof)); (c) commercial paper of an issuer rated at least A-2 (or the equivalent thereof) by Standard & Poor's Ratings Services ("S&P") or P-2 (or
                                                            ---
the equivalent thereof) by Moody's Investors Service, Inc. ("Moody's"), or
                                                             -------
carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition;
(d) repurchase obligations of any Lender or of any commercial bank satisfying the applicable requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities of the types described in clauses (a) and (b) of this definition; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or any province or territory of Canada, by any political subdivision or taxing authority of any such state, commonwealth, province or territory or by any foreign government, the securities of which state, commonwealth, province, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A (or the equivalent thereof) by S&P or A (or the equivalent thereof) by Moody's or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of such type generally; (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest substantially in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "CDOR Rate": the rate per annum determined by the Canadian Administrative
      ---------
Agent by reference to the average rate quoted on the Reuters Monitor Screen, Page "CDOR" (or such other Page as may replace such Page on such screen for the purpose of displaying Canadian interbank bid rates for Canadian Dollar bankers' acceptances with a 30 day term as of 10:00 a.m. (Toronto time) one Business Day prior to the first day of such 30 day term. If for any reason the Reuters Monitor Screen rates are unavailable, CDOR Rate means the rate of interest determined by the Canadian Administrative Agent which is equal to the arithmetic mean of the rates quoted by such reference banks as may be specified from time to time by the Canadian Administrative Agent, after consultation with the Canadian Borrower, in respect of Canadian Dollar bankers' acceptances with a 30 day term as of 10:00 a.m. one Business Day prior to the first day of such 30 day term.

     "Code": the Internal Revenue Code of 1986, as amended from time to time.
      ----

     "Collateral": all Property of the Loan Parties, now owned or hereafter
      ----------
acquired, upon which a Lien is purported to be created by any Security
Document.

     "Collateral Monitoring Agent": Lehman Commercial Paper Inc. together with
      ---------------------------
its affiliates, as collateral monitoring agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Section 14.9.

     "Commitment": with respect to any Lender, each of the Tranche A Term Loan
      ----------
Commitment, the Additional Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment, the U.S. Revolving Credit Commitment, the Canadian Revolving Credit Commitment and the Canadian Term Loan Commitment of such Lender.

     "Commitment Fee Rate": the rate per annum determined from time to time
      -------------------
pursuant to the Pricing Grid.

     "Commitment Percentage": any of the U.S. Revolving Credit Commitment
      ---------------------
Percentage, the Tranche A Term Loan Percentage, the Tranche B Term Loan Percentage, the Tranche C Term Loan Percentage, the Canadian Term Loan Percentage or the Canadian Revolving Credit Percentage, as the case may be.

     "Commonly Controlled Entity": an entity, whether or not incorporated, that
      --------------------------
is under common control with Holdings within the meaning of Section 4001 of ERISA or is part of a group that includes Holdings and that is treated as a single employer under Section 414 (b), (c), (m) or (o) of the Code.

     "Compliance Certificate": a certificate duly executed by a Responsible
      ----------------------
Officer substantially in the form of Exhibit B-1.

     "Confidential Information Package": the Confidential Information Package
      --------------------------------
dated July 14, 2000 (comprised of the Summary of Terms and Conditions dated July 13, 2000 and Management's Presentation/Amendment Proposal dated July 14, 2000) and furnished to the Lenders in connection with the amendment and restatement of the Existing Credit Agreement effected hereby.

     "Consolidated Cash Interest Expense": of any Person for any period, the
      ----------------------------------
Consolidated Interest Expense accrued during such period to the extent currently payable in cash (whether during such period or thereafter).

     Notwithstanding the foregoing, if during any period for which Consolidated Cash Interest Expense is being determined with respect to a Person, such Person shall have consummated any Permitted Acquisition (subsequent to the Pensar Acquisition) or Disposition (other than the Transactions) then, for all purposes of this Agreement, Consolidated Cash Interest Expense shall be determined on a pro forma basis as if such Permitted Acquisition or Disposition (and any Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition or repaid as a result of such Disposition) had been made or consummated (and such Indebtedness incurred or repaid) on the first day of such period.

     "Consolidated Current Assets": at any date, all amounts (other than cash,
      ---------------------------
Cash Equivalents and deferred income taxes) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of Holdings and its Subsidiaries at such date.

     "Consolidated Current Liabilities": at any date, all amounts that would, in
      --------------------------------
conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of Holdings and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of Holdings and its Subsidiaries (including accrued and unpaid interest), (b), without duplication, all Indebtedness hereunder (including accrued and unpaid interest), to the extent otherwise included therein and (c) deferred income taxes.

     "Consolidated EBITDA": of any Person for any period, Consolidated Net
      -------------------
Income of such Person and its Subsidiaries for such period plus, without
                                                           ----
duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense (including franchise taxes imposed in lieu of income taxes and withholding taxes resulting from the repatriation or deemed repatriation of income), (b) interest expense of such Person and its Subsidiaries associated with Indebtedness (including the Loans and the Letters of Credit) and Hedge Agreements, (c) amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans and the Letters of Credit) and Hedge Agreements, (d) depreciation and amortization expense, (e) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(f) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business, and charges for the write-up of any step- up in basis of inventory required in a transaction which is accounted for under the purchase method of accounting), (g) any non-cash charges (and any related withholding taxes) incurred during such period as a result of the exercise or conversion of any stock options or the grant to any employee of any restricted stock award, (h) any one-time charges associated with the Transactions or acquisitions, (i) all amounts incurred during such period under the Management Agreement, (j) any amounts incurred pursuant to the last sentence of Section
1.12 of the Exchange Agreement or the analogous provision in any analogous agreement relating to the Exchangeable Shares, (k) any charges incurred during such period in respect of employee compensation to the extent an amount equal to such charges is applied to the purchase of Capital Stock of Holdings or Exchangeable Shares, (l) with respect to periods prior to the Original Closing Date, any charges for amounts other than salary paid to stockholders of the Canadian Borrower and (m) any other non-cash charges, and minus, to the extent
                                                          -----
included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining the amount of interest expense described in clause (b) above), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided that for purposes of calculating
                                    --------
Consolidated EBITDA of Holdings and its Subsidiaries (x) for any period, (i) the Consolidated EBITDA of any Person or assets acquired by Holdings or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence, assumption or repayment of any Indebtedness in connection therewith occurred on the first day of such period and adjusted for factually supportable and identifiable pro forma cost savings for such period that are determined in accordance with GAAP and concurred with by Holdings' independent accountants and that are directly attributable to such acquisition) if Holdings shall deliver to the Administrative Agent a certificate of a Responsible Officer setting forth calculations required to support such pro forma adjustments and (ii) the
                                      ---------
Consolidated EBITDA of any Person Disposed of by Holdings or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period), and (y) for any period that includes the Original Closing Date, the Consolidated EBITDA of Holdings and its Subsidiaries shall be calculated on a pro forma basis assuming the consummation of the Transactions and the incurrence, assumption or repayment of any Indebtedness in connection therewith occurred on the first day of such period and making appropriate adjustments for factually supportable and identifiable pro forma cost savings for such period that are determined in accordance with GAAP and concurred with by Holdings' independent accountants and that are directly attributable to the Transactions.

     "Consolidated First Priority Debt": all Indebtedness of Holdings and the
      --------------------------------
Borrowers under this Agreement and the other Loan Documents other than Indebtedness in respect of the Tranche C Term Loans.

     "Consolidated First Priority Debt Ratio": as of the last day of any period
      --------------------------------------
of four consecutive fiscal quarters, the ratio of (a) Consolidated First Priority Debt on such day to (b) Consolidated EBITDA of Holdings and its Subsidiaries for such period.

     "Consolidated Interest Coverage Ratio": for any period, the ratio of (a)
      ------------------------------------
Consolidated EBITDA of Holdings and its Subsidiaries for such period to (b) Consolidated Cash Interest Expense of Holdings and its Subsidiaries for such period.

     "Consolidated Interest Expense": of any Person for any period, total
      -----------------------------
interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, but excluding any prepayment premiums or other prepayment charges to the extent allocable to such period in accordance with GAAP); provided, that Consolidated
                                                   --------
Interest Expense shall not include pay- in-kind interest on the 2000 Subordinated Notes or any cash interest paid on the 2000 Subordinated Notes as permitted by Section 7.5(a).

     "Consolidated Leverage Ratio": as at the last day of any period of four
      ---------------------------
consecutive fiscal quarters of Holdings, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of Holdings and its Subsidiaries for such period.

     "Consolidated Net Income": of any Person for any period, the consolidated
      -----------------------
net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that in
                                                            --------
calculating Consolidated Net Income of Holdings and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Holdings) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any

Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

     "Consolidated Total Debt": at any date, the aggregate principal amount of
      -----------------------
all Funded Debt of Holdings and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided, that Consolidated Total
                                            --------
Debt shall not include the Indebtedness under the 2000 Subordinated Notes.

     "Consolidated Working Capital": at any date, the difference of (a)
      ----------------------------
Consolidated Current Assets on such date less (b) Consolidated Current Liabilities on such date.

     "Continuing Directors": the directors of Holdings on the Restatement
      --------------------
Effective Date, after giving effect to the IPO, the Pensar Acquisition and the other transactions contemplated hereby, and each other director of Holdings, if, in each case, such other director's nomination for election to the board of directors of Holdings is recommended by at least 66-2/3% of the then Continuing Directors or such other director receives 66 b% of the votes of the Permitted Investors in his or her election by the shareholders of Holdings.

     "Contractual Obligation": as to any Person, any provision of any security
      ----------------------
issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

     "Control Investment Affiliate": as to any Person, any other Person that (a)
      ----------------------------
directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Default": any of the events specified in Section 13, whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, has been satisfied.

     "Derivatives Counterparty": as defined in Section 11.6.
      ------------------------

     "Disposition": with respect to any Property, any sale, lease, sale and
      -----------
leaseback, assignment, conveyance, transfer or other disposition thereof (excluding the sale by Holdings of its own Capital Stock); and the terms "Dispose" and "Disposed of" shall have correlative meanings.
 -------       -----------

     "Domestic Subsidiary": any Subsidiary of Holdings organized under the laws
      -------------------
of any jurisdiction within the United States of America.

     "Draft": a draft substantially in the form of Exhibit H or in such other
      -----
form as the Canadian Administrative Agent may from time to time reasonably request (or to the extent the context shall require, an Acceptance Note, delivered in lieu of a draft), as the same may be amended, supplemented or otherwise modified from time to time.

     "ECF Percentage": with respect to any fiscal year of Holdings, 50%;
      --------------
provided, that, with respect to any fiscal year of Holdings ending on a date on
--------
which the Consolidated Leverage Ratio is 3.50 to 1.0 or higher, the ECF Percentage shall be 75%.

     "Eligible Accounts": as to any Borrower, at a particular date, all Accounts
      -----------------
of such Borrower arising in the ordinary course of business, net of reserves required by GAAP, other than:

          (a) Accounts which are outstanding more than 90 days past the due date;

          (b) Accounts as to which the account debtor thereunder has not been sent an invoice within 60 days after shipping;

          (c) Accounts which are owed by an obligor which is an Affiliate (other than a Control Investment Affiliate of a Sponsor or a subsidiary of such a Control Investment Affiliate) or employee of such Borrower;

          (d) Accounts which are pre-petition liabilities owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in Section 13(f) (other than accounts owed by Zenith Electronics Corporation or any of its subsidiaries);

          (e) Accounts which are owed by account debtors located outside the United States of America other than Canada (but excluding Newfoundland, Northwest Territories and Nunavut) and any other Approved Jurisdiction, other than such Accounts in respect of sales which are secured by standby letters of credit or other instruments (in form and substance satisfactory to the Collateral Monitoring Agent) issued or confirmed by, and payable at, banks satisfactory to the Collateral Monitoring Agent having a place of business in the United States of America or Canada and payable in U.S. Dollars or Canadian Dollars, which letters of credit are assigned or issued for the benefit of and delivered to the Collateral Monitoring Agent; provided that the Accounts in respect of such sales otherwise comply with
     --------
     all of the other criteria set forth in this definition of Eligible Accounts and represent sales not in excess of U.S. $5,000,000 in the aggregate at any one time outstanding;

          (f) Accounts (i) upon which such Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) as to which such Borrower is not able at the time Borrower intends to seek judicial recourse with respect to such Account to bring suit or otherwise enforce its remedies against the account debtor through judicial process or (iii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the account debtor's obligation to pay that invoice is subject to such Borrower's completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

          (g) any Account to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account;

          (h) any Account that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable account debtor;

          (i) any Account to the extent such Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable account debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

          (j) any Account that arises with respect to goods which are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the account debtor is or may be conditional;

          (k) any Account as to which any of the representations or warranties pertaining to Accounts set forth in this Agreement or the Security Documents is untrue in any material respect;

          (l) any Account which is payable in a currency other than U.S. Dollars or Canadian Dollars;

          (m) Accounts which are owed by a Governmental Authority or an Affiliate thereof (unless, with respect to Accounts arising from sales to
     (i) the United States of America or to any agency, department or division thereof, such Borrower or the relevant Subsidiary thereof has complied with the Federal Assignment of Claims Act with respect thereto) or (ii) Canada or any agency, department or division thereof, such Borrower or the relevant Subsidiary thereof has complied with the Financial Administration Act (Canada); provided, that Accounts in an aggregate amount of up to
                   --------
     US$1,000,000 owed by Governmental Authorities (and in respect of which the relevant Borrower has not complied with the Assignment of Claims Act or the Financial Administration Act) shall be eligible for inclusion as Eligible Accounts; or

          (n) Accounts (i) which are not bona fide, valid and legally enforceable obligations of the parties thereto or the account debtor in respect thereof and which do not arise from the sale and delivery of Inventory or the rendition of services in the ordinary course of business to such parties or account debtors, (ii) as to which either such Borrower or (to the best of such Borrower's knowledge) any other party to such Account is in default in the performance or observance of any of the terms thereof in any material respect, (iii) which are not solely owned by such Borrower (subject to the Lien of an Administrative Agent therein), (iv) in which such Borrower (1) has not granted a valid and continuing first lien and first security interest in favor of an Administrative Agent pursuant to the Security Documents and (2) does not have good and marketable title, free and clear of any and all Liens (except inchoate or similar Liens, and Liens created under the Security Documents) or rights of others enforceable as such against all other Persons, (v) as to which all action necessary under applicable law to protect and perfect such lien and security interest has not been duly taken, (vi) as to which any amounts payable under or in connection therewith are evidenced by promissory notes or other instruments except (1) instruments which constitute a part of chattel paper and which have been individually marked to show the Lien granted pursuant to the Security Documents and (2) instruments which have been delivered to an Administrative Agent or the Collateral Monitoring Agent on behalf of an Administrative Agent and (vii) as to which any security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part thereof is on file or of record in any public office, except such as may have been filed in favor of an Administrative Agent pursuant to the Security Documents.

     "Eligible Inventory": as to any Borrower, at a particular date, all
      ------------------
Inventory of such Borrower and its Subsidiaries, net of reserves required by GAAP; provided, that the following shall not constitute Eligible Inventory:
      --------

          (a) Inventory (A) which is not solely owned by such Borrower or a Subsidiary thereof; or (B) which is not located on property owned or leased by such Borrower or a Subsidiary thereof or in a contract warehouse or located at an outside contractor, except for such Inventory that is listed on Schedule 1.1;

          (b) (x) Inventory (other than Mexican Inventory) as to which such Borrower or a Subsidiary thereof has not granted a valid and continuing first Lien in favor of an Administrative Agent pursuant to the Security Documents or (y) Inventory as to which such Borrower or a Subsidiary thereof does not have good and marketable title, free and clear of any and all Liens (other than inchoate warehouseman's or similar Liens and Liens created pursuant to the Security Documents but including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower's performance with respect to that Inventory);

          (c) Inventory as to which any security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part thereof is on file or of record in any public office, except such as may have been filed in favor of an Administrative Agent pursuant to the Security Documents;

          (d) Inventory (other than Mexican Inventory) which constitutes any supplies consisting of display items, goods present outside of the United States of America, Canada or Ireland, goods returned or rejected by the customers of such

     Borrower or the relevant Subsidiary (other than goods that are undamaged and resalable in the ordinary course of business), goods to be returned to the suppliers of such Borrower or the relevant Subsidiary or goods in transit to third parties (other than the agents or warehouses of such Borrower and its Subsidiaries); provided, that up to U.S.$500,000 of
                                     --------
     Inventory in transit (other than Mexican Inventory) which satisfies the other requirements of this definition may be included in Eligible Inventory;

          (e) Inventory which is placed on consignment;

          (f) Inventory which is covered by a negotiable document of title, unless such document has been delivered to an Administrative Agent or the Collateral Monitoring Agent on behalf of an Administrative Agent with all necessary endorsements, free and clear of all Liens except those in favor of an Administrative Agent pursuant to the Security Documents;

          (g) Inventory which is not of a type held for sale in the ordinary course of such Borrower's business;

          (h) Inventory (other than Mexican Inventory) as to which the Lien created by the Security Documents therein is not a first priority perfected Lien; provided, that up to U.S.$2,500,000 of other Inventory (other than
           --------
     Mexican Inventory) which satisfies all requirements of this definition other than requirements relating to the existence of a first priority security interest therein in favor of an Administrative Agent pursuant to the Security Documents may be included in Eligible Inventory;

          (i) Inventory as to which any of the representations or warranties pertaining to Inventory (other than representations and warranties relating to the security interest of an Administrative Agent therein, to the extent such exception is permitted by the foregoing clause (h)) set forth in this Agreement or the Security Documents is untrue in any material respect; or

          (j) Inventory which is not covered by the casualty insurance required by Section 10.6.

     "Environmental Laws": any and all applicable laws, rules, orders,
      ------------------
regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as is now, or may at any time hereafter be, in effect.

     "Environmental Permits": any and all permits, licenses, approvals,
      ---------------------
registrations, notifications, exemptions and other authorizations required under any Environmental Law.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Eurocurrency Reserve Requirements": for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate": with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for
                                                --------------------
     purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the General Administrative Agent (with respect to Loans to the U.S. Borrower) or the Canadian Administrative Agent (with respect to Loans to the Canadian Borrower).

          "Eurodollar Loans": Loans for which the applicable rate of interest is
           ----------------
     based upon the Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                          Eurodollar Base Rate             1.00 - Eurocurrency
                   ----------------------------------
Reserve Requirements

          "Eurodollar Tranche ": the collective reference to Eurodollar Loans
           ------------------
     under the same Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default": any of the events specified in Section 13;
           ----------------
     provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Excess Cash Flow": with respect to any Person, for any fiscal year of
           ----------------
     Holdings, the difference, if any, of (a) the sum, without duplication, of
     (i) such Person's Consolidated Net Income for such fiscal year, (ii) the amount of all non-cash charges

     (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) the amount of the decrease, if any, in such Person's Consolidated Working Capital for such fiscal year, (iv) the aggregate net amount of non-cash loss on the Disposition of Property by such Person and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income, (v) the net increase during such fiscal year (if any) in deferred tax accounts of such Person and its Subsidiaries, (vi) the amount by which such Person's Consolidated Working Capital was increased as a result of the payment in such fiscal year of items referred to in clause (b)(xv) below and (vii) any unused CapEx Carryforward Amount from the prior fiscal year, minus (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by such Person and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any portion of any Reinvestment Deferred Amount that exceeded any gain included in the determination of such Person's Consolidated Net Income recognized as a result of the event that gave rise to such Reinvestment Deferred Amount), (iii) the CapEx Carryforward Amount for such fiscal year, (iv) the aggregate amount of all prepayments of Revolving Credit Loans and Swing Line Loans and Canadian Swing Line Loans by or on behalf of such Person during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments, (v) the aggregate amount of all optional prepayments of the Term Loans and other Funded Debt during such fiscal year, (vi) the aggregate amount of all regularly scheduled principal payments of the Term Loans and other Funded Debt of such Person and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (vii) the amount of the increase, if any, in such Person's Consolidated Working Capital for such fiscal year, (viii) the aggregate net amount of non-cash gain on the Disposition of Property by such Person and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, and (ix) the net decrease during such fiscal year (if any) in deferred tax accounts of such Person and its Subsidiaries,
     (x) any cash payments made during such period in permanent satisfaction of non-current liabilities of such Person and its Subsidiaries (except any such liabilities that constitute Funded Debt other than Capital Lease Obligations), (xi) any cash payments made by such Person or its Subsidiaries during such fiscal year in respect of restructuring charges to the extent not deducted in determining such Consolidated Net Income, (xii) any Restricted Payments permitted under Section 11.6 and made by such Person in cash during such fiscal year, (xiii) any cash payments made during such fiscal year pursuant to Investments made by such Person and its Subsidiaries permitted under Section 11.8(d), (f) and (m) and which results in a net increase during such fiscal year in the outstanding or unreturned cash balance of such Investments, (xiv) any gain recognized as a result of any Asset Sale or Recovery Event to the extent such gain was included in determining such Consolidated Net Income and (xv) the amount of non cash charges that decreased such Person's Consolidated Working Capital during such fiscal year which resulted from items that Holdings reasonably determines in good faith are expected to be paid in cash in the immediately following fiscal year.

     "Excess Cash Flow Application Date": as defined in Section 7.5(d).
      ---------------------------------

     "Exchange Agreement": the Exchange Agreement, dated as of July 30, 1999,
      ------------------
among Holdings, the Canadian Borrower, SMTC Nova Scotia and the stockholders listed therein.

     "Exchangeable Shares": any Capital Stock issued by the Canadian Borrower
      -------------------
that in any event is required to be exchanged for Capital Stock issued by Holdings or which is automatically callable if all of the Indebtedness hereunder becomes due and payable (whether by acceleration or otherwise) and is not paid in full at such time.

     "Exchange Rate": on any date, the Bank of Canada noon spot rate on such
      -------------
date. In the event that such rate is not made available, the "Exchange Rate" shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Canadian Administrative Agent and the U.S. Borrower or, in the absence of such agreement, the "Exchange Rate" shall instead be the Canadian Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of Canadian Dollars are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of U.S. Dollars with Canadian Dollars, for delivery two Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Canadian Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

     "Excluded Foreign Subsidiaries": any Foreign Subsidiary in respect of which
      -----------------------------
either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the obligations of the U.S. Borrower hereunder, would, in the good faith judgment of Holdings, result in adverse tax consequences to Holdings or any Affiliate thereof.

     "Existing Credit Agreement": as defined in the recitals to this Agreement.
      -------------------------

     "Extension of Credit": as to any Lender, the making of a Loan by such
      -------------------
Lender, the acceptance of a Draft or an Acceptance Note by such Lender or the issuance of any Letter of Credit. For purposes of Section 9.2, it is expressly understood and agreed that the following do not constitute Extensions of Credit for purposes of this Agreement: (a) the conversions and continuations of U.S. Facility Loans as or to Eurodollar Loans or Base Rate Loans pursuant to Section 7.2, (b) the substitution of maturing Acceptances with new Acceptances, (c) the making of Canadian Revolving Credit Loans on any date to the extent the proceeds thereof are applied to repay Acceptances and Acceptance Notes maturing on such date, (d) the creation of Acceptances or Acceptance Notes on any date in an aggregate undiscounted face amount not exceeding the aggregate principal amount of Canadian Revolving Credit Loans repaid on such date, (e) the conversions and continuation of Canadian Facility Loans as or to Eurodollar Loans pursuant to
Section 7.2.

     "Facility": each of (a) the Tranche A Term Loan Commitments (including the
      --------
Additional Tranche A Term Loan Commitments) and the Tranche A Term Loans made thereunder (the "Tranche A Term Loan Facility"), (b) the Tranche B Term Loan
                 ----------------------------
Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term
                                                               --------------
Loan Facility"), (c) the Tranche C Term Loan Commitments and the Tranche C Term
-------------
Loans made thereunder (the "Tranche C Term Loan Facility"), (d) the U.S.
                            ----------------------------
Revolving Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility"), (e) the Canadian Term Loan Commitments and the
 -------------------------
Canadian Term Loans made thereunder (the "Canadian Term Loan Facility") and (f)
                                          ---------------------------
the Canadian Revolving Credit Commitments and the Canadian Revolving Credit Loans made thereunder and the Acceptance and Acceptance Notes created thereunder (the "Canadian Revolving Credit Facility").
      ----------------------------------

     "Federal Funds Effective Rate": for any day, the weighted average of the
      ----------------------------
rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

     "Foreign Subsidiary": any Subsidiary of Holdings that is not a Domestic
      ------------------
Subsidiary.

     "FQ1", "FQ2 ", "FQ3", and "FQ4": when used with a numerical year
      ---    ---     ---        ---
designation, means the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of Holdings. (e.g., FQ1 2000 means the first fiscal quarter of Holdings 2000 fiscal year, which fiscal quarter ended April 2,
2000).

     "Funded Debt": with respect to any Person, all Indebtedness of such Person
      -----------
of the types described in clauses (a) through (e) of the definition of "Indebtedness" in this Section.

     "GAAP": generally accepted accounting principles in the United States of
      ----
America as in effect from time to time, except that for purposes of Section 11.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 8.1, except that calculations made for purposes of determining compliance with Section 11.1 and for purposes of determining the Applicable Margin shall be made without giving effect to depreciation, amortization or other expenses to the extent recorded as a result of the application of purchase accounting in accordance with Accounting Principles Board Opinion Nos. 16 and 17.

     "General Administrative Agent": Lehman Commercial Paper Inc., together with
      ----------------------------
its affiliates, as general administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Section 14.9.

     "Governmental Authority": any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee and Collateral Agreement": the Amended and Restated Guarantee
      ----------------------------------
and Collateral Agreement to be executed and delivered on the Restatement Effective Date by Holdings, the U.S. Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

     "Guarantee Obligation": as to any Person (the "guaranteeing person"), any
      --------------------                          -------------------
obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations")
                                                           -------------------
of any other third Person (the "primary obligor") in any manner, whether
                                ---------------
directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
Guarantee Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case, in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Holdings in good faith.

     "Guarantors": the collective reference to Holdings and the Subsidiary
      ----------
Guarantors.

     "Hedge Agreements": all interest rate or currency swaps, caps or collar
      ----------------
agreements or similar arrangements or foreign exchange contracts entered into by Holdings or any of its Subsidiaries providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

     "Indebtedness": of any Person at any date, without duplication, (a) all
      ------------
indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables and accrued expenses incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above; (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured
by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (i) for the purposes of Section 13(e) only, all obligations of such Person in respect of Hedge Agreements. The amount of any Indebtedness under (x) clause (h) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the Property subject to the relevant Lien and (y) clause (i) shall be the net amount, including any net termination payments, required to be paid to a counterparty rather than the notional amount of the applicable Hedge Agreement.

     "Indemnified Liabilities": as defined in Section 15.5.
      -----------------------

     "Indemnitee": as defined in Section 15.5.
      ----------

     "Insolvency": with respect to any Multiemployer Plan, the condition that
      ----------
such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent": pertaining to a condition of Insolvency.
      ---------

     "Intellectual Property": the collective reference to all rights, priorities
      ---------------------
and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Interest Payment Date": (a) as to any U.S. Base Rate Loan, Canadian Base
      ---------------------
Rate Loan or Canadian Prime Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Term Loan, the date of any repayment or prepayment made in respect thereof.

     "Interest Period": as to any Eurodollar Loan, (a) initially, the period
      ---------------
commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six or (if available to all Lenders under the relevant Facility) nine or twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six or (if available to all Lenders under the relevant Facility) nine or twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the General Administrative Agent (or the Canadian Administrative Agent, in the case of Canadian Facility Loans) not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all
                                                              --------
of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period in respect of Loans under any Facility that would otherwise extend beyond the date final payment is due on such Loans shall end on such due date;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iv) Interest Periods of one week's duration may be selected prior to the Syndication Date.

     "Inventory": as to any Person, any "inventory" (as such term is defined in
      ---------
Section 9-109(4) of the Uniform Commercial Code as in effect on the date hereof in the State of New York) now or hereafter owned by such Person.

     "Investments": as defined in Section 11.8.
      -----------

     "IPO": the collective reference to (i) the initial public offering of
      ---
common stock of Holdings to be consummated on or before August 10, 2000 and (ii) the initial public offering of Exchangeable Shares to be consummated on or before August 10, 2000, which offerings together are to yield gross cash proceeds of at least U.S. $125,000,000. Any shares of common stock of Holdings and any Exchangeable Shares issued pursuant to the over allotment option, if exercised by the underwriters in connection with the IPO, shall be deemed to have been sold as a part of the IPO.

     "Issuing Lender": any U.S. Issuing Lender or Canadian Issuing Lender.
      --------------

     "L/C Fee Payment Date": the last day of each March, June, September and
      --------------------
December and the last day of the U.S. Revolving Credit Commitment Period or the Canadian Revolving Credit Commitment Period, as the case may be.

     "L/C Participants": the collective reference to the U.S. L/C Participants
      ----------------
and the Canadian L/C Participants.

     "Lehman Entity": any of Lehman Commercial Paper Inc. or any of its
      -------------
affiliates (including Syndicated Loan Funding Trust).

     "Lender Addendum": with respect to (a) any initial Lender that became a
      ---------------
party to the Existing Credit Agreement on the Original Closing Date, (b) each Lender that becomes a party hereto on the Restatement Effective Date and (c) each Lender that consents to the amendment and restatement of the Existing Credit Agreement on the Restatement Effective Date pursuant to this Agreement, a Lender Addendum, substantially in the form of Exhibit M, executed and delivered by such Lender on the Original Closing Date or the Restatement Effective Date, as the case may be, as provided in Section 15.17.

     "Lenders": as defined in the preamble hereto.
      -------

     "Letters of Credit": as defined in Section 6.1.
      -----------------

     "Lien": any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, in each case, for the purpose of securing any obligation of any Person (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

     "Loan": any loan made by any Lender pursuant to this Agreement.
      ----

     "Loan Documents": this Agreement, the Security Documents, the Applications,
      --------------
the Notes, the Acceptances and the Acceptance Notes.

     "Loan Parties": Holdings, each Borrower and each Subsidiary of Holdings
      ------------
that is a party to a Loan Document.

     "Majority Facility Lenders": with respect to any Facility, the holders of
      -------------------------
more than 50% of the aggregate unpaid principal and/or face amount of the Extensions of Credit under such Facility (or, in the case of the U.S. Revolving Credit Facility or the Canadian Revolving Credit Facility, prior to the termination of the U.S. Revolving Credit Commitments or the Canadian Revolving Credit Commitments, respectively, the holders of more than 50% of the total U.S. Revolving Credit Commitments or the total Canadian Revolving Credit Commitments, respectively).

     "Management Agreement": the Management Agreement between Holdings, Bain
      --------------------
Capital Partners VI, L.P., Celerity Management Co., Inc. and Kilmer Electronics Group Limited, dated as of July 30, 1999.

     "Material Adverse Effect": a material adverse effect on (a) the
      -----------------------
Transactions, (b) the business, assets, property or financial condition of Holdings and its Subsidiaries taken as a whole or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the material rights or remedies, taken as a whole, of the Agents or the Lenders hereunder or thereunder.

     "Materials of Environmental Concern": any gasoline or petroleum (including
      ----------------------------------
crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

     "Material Subsidiary": any Subsidiary with assets as of or revenues for the
      -------------------
most recently concluded period of four fiscal quarters of, greater than $1,000,000.

     "Mexican Inventory": Inventory of the U.S. Borrower which satisfies all
      -----------------
requirements of the definition of Eligible Inventory in this Section 1.1 except the requirements set forth in subsections (b), (d) and (h) of such definition.

     "Multiemployer Plan": a Plan that is a multiemployer plan as defined in
      ------------------
Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery
      -----------------
Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received and excluding the portion of such deferred payment constituting interest) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of

Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary costs, fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and net of amounts deposited in escrow in connection therewith or reasonably expected to be paid as a result of any purchase price adjustment, indemnities or reserves related thereto (such amounts shall be Net Cash Proceeds to the extent and at the time released or not required to be so used) and, (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

     "Non-Excluded Taxes": as defined in Section 7.13(a).
      ------------------

     "Non-U.S. Lender": as defined in Section 7.13(d). "Note": any promissory
      ---------------
note evidencing any Loan.

     "OECD": Organization for Economic Cooperation and Development. "Original
      ----
Closing Date": July 30, 1999. "Original Credit Agreement": as defined in the Recitals to this Agreement.

     "Original Guarantee and Collateral Agreement": the Guarantee and Collateral
      -------------------------------------------
Agreement referred to in the Original Credit Agreement.

     "Other Taxes": any and all present or future stamp or documentary taxes or
      -----------
any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Participant": as defined in Section 6.6(b).
      -----------

     "Payment Amount": as defined in Section 6.5.
      --------------

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA (or any successor).

     "Pensar": as defined in the recitals to this Agreement.
      ------

     "Pensar Acquisition": as defined in the recitals to this Agreement.
      ------------------

     "Pensar Acquisition Agreement": the Stock Purchase Agreement, dated as of
      ----------------------------
May 23, 2000, between Holdings and the shareholders of Pensar.

     "Pensar Acquisition Documentation": collectively, the Pensar Acquisition
      --------------------------------
Agreement and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case, as amended, supplemented or otherwise modified from time to time.

     "Permitted Acquisition": (i) the Pensar Acquisition and (ii) any
      ---------------------
acquisition by Holdings or any of its Subsidiaries of all or substantially all of the Capital Stock, or substantially all of the assets, of any Person, or of all or substantially all of the assets constituting a division or business line of any Person, if such acquisition complies with the following criteria:

          (a) No Default or Event of Default shall be in effect after giving effect to such acquisition, and Holdings shall have delivered to the General Administrative Agent a certificate of a Responsible Officer to such effect.

          (b) After giving effect to the consummation of such acquisition and to the incurrence of any Indebtedness associated therewith, (i) the Consolidated Leverage Ratio (determined in the manner described in Section 11.1) shall be not greater than .25 less than the highest Consolidated Leverage Ratio permitted at such time by Section 11.1(a) (e.g., if Section 11.1(a) permits a Consolidated Leverage Ratio of 4.00 to 1.00 at the time of such acquisition, this paragraph (b) requires that the Consolidated Leverage Ratio shall be not greater than 3.75 to 1.0), and (ii) the Consolidated First Priority Debt Ratio (determined in the manner described in Section 11.1) shall be not greater than .25 less than the highest Consolidated First Priority Debt permitted at such time by Section 11.1(b) (e.g., if Section 11.1(b) permits a Consolidated First Priority Debt Ratio of 3.50 to 1.00 at the time of such acquisition, this paragraph (b) requires that the Consolidated First Priority Debt Ratio shall be not greater than 3.25 to 1.0).

          (c) The Person, division or line of business acquired in such acquisition (the "Target") shall be in the same or a similar line of
                       ------
     business as Holdings and its Subsidiaries, or in a line of business related thereto.

          (d) Prior to the consummation of such acquisition (i) the Lenders shall have received (x) financial projections in respect of the Target for the one-year period following the consummation of such acquisition and (y) such financial information as they shall reasonably request to demonstrate pro forma compliance with the financial criteria set forth in paragraph (b)
     --- -----
     above, (ii) the Lenders shall be reasonably satisfied with the environmental affairs of the Person, division or line of business to be acquired in such acquisition, (iii) the General Administrative Agent shall have received final copies of the documentation to be executed in connection with such acquisition, including all schedules and exhibits thereto and (iv) the General Administrative Agent (for distribution to the Lenders) shall have received notice of the closing date for such acquisition; provided, that,
                                                               --------
     such notice shall be given at least five Business Days prior to such closing date unless doing so would materially interfere with, or would cause materially adverse economic consequences with respect to, the consummation of such acquisition.

          (e)(i) After giving effect to any such acquisition made by the Canadian Borrower or any of its Subsidiaries, the Available Canadian Revolving Credit Commitment shall be at least U.S.$2,000,000 or (ii) after giving effect to any such acquisition made by the U.S. Borrower or any of its Subsidiaries, the sum of the Available U.S. Revolving Credit Commitment and the Available Canadian Revolving Credit Commitment shall be at least U.S.$15,000,000.

          (f)(i) The aggregate fair market value of the consideration payable by Holdings and its Subsidiaries in connection with any such acquisition shall not exceed U.S.$35,000,000 and (ii) the aggregate fair market value of consideration payable by Holdings and its Subsidiaries in connection with all such acquisitions shall not exceed U.S.$100,000,000 in any fiscal year.

          (g) All of the consideration payable by Holdings and its Subsidiaries in connection with any such acquisition shall be either (i) common stock of Holdings and/or Exchangeable Shares, (ii) Specified Equity Proceeds received by Holdings and/or the Canadian Borrower not more than 90 days prior to the date of such acquisition, (iii) cash consideration (other than Specified Equity Proceeds), provided that not more than U.S.$35,000,000 of
                                 --------
     such cash consideration may be paid in any fiscal year pursuant to this clause (iii) or (iv) a combination of the forms of consideration described in the foregoing clauses (i), (ii) and (iii) of this paragraph (g).

     "Permitted Investors": the collective reference to each Sponsor and its
      -------------------
Control Investment Affiliates and the SMT Investors.

     "Permitted Seller Debt": unsecured Indebtedness of Holdings issued in
      ---------------------
connection with a Permitted Acquisition to the seller party to such Permitted Acquisition, provided, that (a) such Indebtedness shall not be guaranteed by any Subsidiary of Holdings and (b) such Indebtedness shall have subordination and other terms and conditions reasonably acceptable to the General Administrative Agent.

     "Person": an individual, partnership, corporation, limited liability
      ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan": at a particular time, any employee benefit plan that is covered by
      ----
ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Powers of Attorney": as defined in Section 5.7(b).
      ------------------

     "Prepayment Option Notice": as defined in Section 7.5(i).
      ------------------------

     "Pricing Grid": the pricing grid attached hereto as Annex A.
      ------------

     "Pro Forma Balance Sheet": as defined in Section 8.1(a).
      -----------------------

     "Projections": as defined in Section 10.2(c).
      -----------

     "Property": any right or interest in or to property of any kind whatsoever,
      --------
whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

     "Recovery Event": any settlement of or payment in respect of any property
      --------------
or casualty insurance claim or any condemnation proceeding relating to any asset of Holdings or any of its Subsidiaries with a value in excess of $500,000.

     "Reference Discount Rate": on any date with respect to each Draft requested
      -----------------------
to be accepted by a Canadian Lender, (a) if such Canadian Lender is a Schedule I Canadian Lender, the arithmetic average of the discount rates (expressed as a percentage calculated on the basis of a year of 365 days and rounded upward to the nearest one- hundredth of 1%) quoted by the Toronto offices of each of the
Schedule I Canadian Reference Lenders, at 10:00 A.M. (Toronto time) on the Borrowing Date as the discount rate at which each such Schedule I Canadian Reference Lender would, in the normal course of its business, purchase on such date its own Acceptances having an aggregate face amount and term to maturity as designated by the Canadian Borrower pursuant to Section 4.6 or Section 5.7, as the case may be, and (b) if such Canadian Lender is a Schedule II Canadian Lender, the arithmetic average of the discount rates (expressed as a percentage calculated on the basis of a year of 365 days and rounded upward to the nearest one-hundredth of 1%) quoted by the Toronto offices of each of the Schedule II Canadian Reference Lenders, at 10:00 A.M. (Toronto time) on the Borrowing Date as the discount rate at which each such Schedule II Canadian Reference Lender would, in the normal course of its business, purchase on such date its own Acceptances having an aggregate face amount and term to maturity as designated by the Canadian Borrower pursuant to Section 4.6 or Section 5.7, as the case may be. The Canadian Administrative Agent shall advise the Canadian Borrower and the relevant Canadian Lenders, either in writing or verbally, by 11:00 A.M. (Toronto time) on the Borrowing Date as to the applicable Reference Discount Rate and corresponding Acceptance Purchase Price in respect of Acceptances having the maturities selected by the Canadian Borrower for such Borrowing Date. Notwithstanding the foregoing, the Canadian Borrower, the Canadian Administrative Agent and the Canadian Lenders, may agree upon alternative methods of determining the Reference Discount Rate from time to time.

     "Refunded Canadian Swing Line Loans": as defined in Section 5.15.
      ----------------------------------

     "Refunded Swing Line Loans": as defined in Section 2.7.
      -------------------------

     "Refunding Date": as defined in Section 2.7.
      --------------

     "Register": as defined in Section 15.6(d).
      --------

     "Regulation H": Regulation H of the Board as in effect from time to time.
      ------------

     "Regulation U": Regulation U of the Board as in effect from time to time.
      ------------

     "Reimbursement Obligation": the obligations of the relevant Borrower
      ------------------------
pursuant to Section 6.5 to reimburse the relevant Issuing Lender in respect of any Letter of Credit issuer for such Borrower's account.

     "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the
      ----------------------------
aggregate Net Cash Proceeds received by Holdings or any of its Subsidiaries in connection therewith that are not applied to prepay the Loans or reduce the Commitments pursuant to Section 7.5 as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event": any Asset Sale or Recovery Eve nt in respect of
      ------------------
which Holdings has delivered a Reinvestment Notice.

     "Reinvestment Notice": a written notice executed by a Responsible Officer
      -------------------
stating that no Default or Event of Default has occurred and is continuing and that Holdings (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets (directly or through the purchase of the Capital Stock of any Person owning such assets) useful in the business of Holdings or any of its Subsidiaries.

     "Reinvestment Prepayment Amount": with respect to any Reinvestment Event,
      ------------------------------
the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets (directly or through the purchase of the Capital Stock of any Person owning such assets) useful in the business of Holdings or any of its Subsidiaries.

     "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the
      ----------------------------
earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which Holdings shall have determined not to, or shall have otherwise ceased to, acquire assets (directly or through the purchase of the Capital Stock of any Person owning such assets) useful in the business of Holdings or any of its Subsidiaries with all or any portion of the relevant Reinvestment Deferred Amount.

     "Reorganization": with respect to any Multiemployer Plan, the condition
      --------------
that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Replacement Subordinated Debt": unsecured Indebtedness of Holdings that
      -----------------------------
(a) is not guaranteed by any Subsidiary of Holdings, (b) has a final maturity no earlier than the final maturity of the Tranche C Term Loans, (c) amortizes at a rate no faster than the Tranche C Term Loans, (d) has an annual interest expense no greater than the interest expense in respect of the Tranche C Term Loans during the twelve month period immediately preceding the date of issuance of such subordinated debt and (e) has subordination terms, covenants, events of default, defaults and other terms and conditions reasonably acceptable to the General Administrative Agent.

     "Reportable Event": any of the events set forth in Section 4043(c) of
      ----------------
ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
(S) 4043.

     "Request for Acceptances": as defined in Section 5.7(a).
      -----------------------

     "Required Lenders": at any time, the holders of more than 50% of (a) until
      ----------------
the Restatement Effective Date, the Commitments and (b) thereafter, the sum of
(i) the aggregate unpaid principal amount of the Term Loans then outstanding and
(ii) the U.S. Revolving Credit Commitments and Canadian Revolving Credit Commitments then in effect or, if the Commitments have been terminated, the Aggregate U.S. Revolving Extensions of Credit and Aggregate Canadian Revolving Extensions of Credit of all Lenders then outstanding.

     "Required Prepayment Lenders": the Majority Facility Lenders in respect of
      ---------------------------
each Facility (other than the Tranche C Term Loan Facility).

     "Requirement of Law": as to any Person, the certificate of incorporation
      ------------------
and by- laws or other organizational or governing documents of suc h Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Responsible Officer": with respect to any Person, the chief executive
      -------------------
officer, president, executive vice president, senior vice president--finance, vice president--finance or chief financial officer of such Person, but in any event, with respect to financial matters, the executive vice president, senior vice president--finance, vice president--finance or chief financial officer of such Person. When any provision of this Agreement requires an action by a Responsible Officer, such action may be taken by a Responsible Officer of Holdings or Responsible Officers of both Borrowers.

     "Restatement Effective Date": the date, on or before August 1, 2000, on
      --------------------------
which the conditions precedent set forth in Section 9.2 shall be satisfied or waived.

     "Restricted Payments": as defined in Section 11.6.
      -------------------

     "Revolving Credit Commitments": the U.S. Revolving Credit Commitments, the
      ----------------------------
Canadian Revolving Credit Commitments, the Swing Line Commitment and the Canadian Swing Line Commitment.

     "Schedule I Canadian Lender": each Canadian Lender listed on Schedule I to
      --------------------------
the Bank Act (Canada).

     "Schedule I Canadian Reference Lenders": one or more Schedule I Canadian
      -------------------------------------
Lenders selected by the Canadian Borrower with the consent of all Schedule I Canadian Lenders.

     "Schedule II Canadian Lender": each Canadian Lender which is not a Schedule
      ---------------------------
I Canadian Lender.

     "Schedule II Canadian Reference Lenders": one or more Schedule II Canadian
      --------------------------------------
Lenders selected by the Canadian Borrower with the consent of all the Schedule II Canadian Lenders.

     "SEC ": the Securities and Exchange Commission (or successors thereto or an
      ---
analogous Governmental Authority).

     "Security Documents": the collective reference to the Guarantee and
      ------------------
Collateral Agreement, the Canadian Security Documents, the Canadian Facility Guarantees and all other security documents hereafter delivered to the General Administrative Agent or the Canadian Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

     "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but
      --------------------
which is not a Multiemployer Plan.

     "SMT Investors": the shareholders of the Canadian Borrower that became
      -------------
shareholders of Holdings pursuant to the Transactions.

     "SMTC Nova Scotia": SMTC Nova Scotia Company, a Nova Scotia unlimited
      ----------------
liability company which is the immediate parent company of the Canadian
Borrower.

     "Solvent": with respect to any Person, as of any date of determination,
      -------
(a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i)

"debt" means liability on a "claim", (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and
(iii) the Borrower may assume, so long as no Default or Event of Default shall have occurred and be continuing at the time such assumption is made, that all or a portion of the outstanding Term Loans will be refinanced at the maturity thereof.

     "Specified Equity Proceeds": with respect to any public offering by
      -------------------------
Holdings of common stock and/or by the Canadian Borrower of Exchangeable Shares consummated after the consummation of the IPO, up to $35,000,000 of the Net Cash Proceeds of such offering.

     "Specified Hedge Agreement": any Hedge Agreement (a) entered into by (i)
      -------------------------
Holdings or any of its Subsidiaries and (ii) any Lender or any affiliate thereof, as counterparty and (b) that has been designated by such Lender and Holdings, by notice to the General Administrative Agent, as a Specified Hedge Agreement. The designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of the Lender or affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement.

     "Specified Jurisdiction": any of (a) any country that is a member of the
      ----------------------
OECD and (b) Hong Kong, Singapore and South Korea.

     "Sponsor": each of Bain Capital and Celerity Partners.
      -------

     "Subsidiary": as to any Person, a corporation, partnership, limited
      ----------
liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

     "Subsidiary Guarantor": each Subsidiary of Holdings other than any Excluded
      --------------------
Foreign Subsidiary.

     "Swing Line Commitment": the obligation of the Swing Line Lender to make
      ---------------------
Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed U.S. $10,000,000.

     "Swing Line Lender": the collective reference to Lehman Commercial Paper
      -----------------
Inc. and Comerica Bank, in their respective capacities as the lender of Swing Line Loans.

     "Swing Line Loans": as defined in Section 2.6.
      ----------------

     "Swing Line Participation Amount": as defined in Section 2.7.
      -------------------------------

     "Tax Act": the Income Tax Act (Canada), as amended from time to time.
      -------

     "Term Loans": the collective reference the U.S. Term Loans and the
      ----------
Canadian Term Loans.

     "Tranche A Term Loan": as defined in Section 2.1.
      -------------------

     "Tranche A Term Loan Commitment": as to any Lender, the obligation of such
      ------------------------------
Lender, if any, to make a Tranche A Term Loan to the U.S. Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche A Term Loan Commitments on the Original Closing Date was, and the outstanding aggregate principal amount immediately prior to the Restatement Effective Date is, U.S. $20,000,000.

     "Tranche A Term Loan Facility": as defined in the definition of "Facility"
      ----------------------------
in this Section 1.1.

     "Tranche A Term Loan Lender": each Lender that has a Tranche A Term Loan
      --------------------------
Commitment or is the holder a Tranche A Term Loan.

     "Tranche A Term Loan Percentage": as to Tranche A Term Loan Lender at any
      ------------------------------
time, the percentage which such Lender's Tranche A Term Loan Commitment then constitutes of the aggregate Tranche A Term Loan Commitments (or, at any time after the Original Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

     "Tranche B Term Loan": as defined in Section 2.1.
      -------------------

     "Tranche B Term Loan Commitment": as to each Tranche B Term Loan Lender,
      ------------------------------
the obligation of such Lender, if any, to make a Tranche B Term Loan to the U.S. Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche B Term Loan Commitments on the Original Closing Date was, and the outstanding aggregate principal amount immediately prio r to the Restatement Effective Date is, U.S.$50,000,000.

     "Tranche B Term Loan Facility": as defined in the definition of "Facility"
      ----------------------------
in this Section 1.1.

     "Tranche B Term Loan Lender": each Lender that has a Tranche B Term Loan
      --------------------------
Commitment or is the holder of a Tranche B Term Loan.

     "Tranche B Term Loan Percentage": as to any Lender at any time, the
      ------------------------------
percentage which such Lender's Tranche B Term Loan Commitment then constitutes of the aggregate Tranche B Term Loan Commitments (or, at any time after the Original Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding).

     "Tranche C Term Loan": as defined in Section 2.1.
      -------------------

     "Tranche C Term Loan Commitment": as to Tranche C Term Loan Lender, the
      ------------------------------
obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche C Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche C Term Loan Commitments on the Original Closing Date was U.S. $10,000,000.

     "Tranche C Term Loan Facility": as defined in the definition of "Facility"
      ----------------------------
in this Section 1.1.

     "Tranche C Term Loan Lender": each Lender that has a Tranche C Term Loan
      --------------------------
Commitment or is the holder of a Tranche C Term Loan.

     "Tranche C Term Loan Percentage": as to any Lender at any time, the
      ------------------------------
percentage which such Lender's Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the Original Closing Date, the percentage which the principal amount of such Lender's Tranche C Term Loan then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding).

     "Transactions": the transactions contemplated by the Transaction
      ------------
Documentation that were consummated on or before the Original Closing Date.

     "Transaction Agreement": the Reorganization and Merger Agreement, dated as
      ---------------------
of July 26, 1999, by and among Holdings, the U.S. Borrower, the Canadian Borrower, EMSIcon Investments, LLC and the stockholders listed therein.

     "Transaction Documentation": collectively, each Transaction Agreement and
      -------------------------
each "Document" (as defined in the Transaction Agreement) and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case, as amended, supplemented or otherwise modified from time to time.

     "Transferee": as defined in Section 5.15.
      ----------

     "2000 Subordinated Notes": U.S.$5,000,000 (plus the aggregate principal
      -----------------------
amount of unsecured subordinated notes issued as pay- in-kind interest) aggregate principal amount of unsecured subordinated notes issued by Holdings for cash at par on May 18, 2000 pursuant to the Senior Subordinated Loan Agreement dated as of May 18, 2000 among Holdings and the lenders listed therein.

     "2000 Warrants": warrants issued by Holdings on May 18, 2000 to purchase
      -------------
common stock of Holdings pursuant to the Warrant Subscription Agreement, dated as of May 18, 2000 between Holdings and each of certain investors.

     "Type": (a) as to any U.S. Facility Loan, its nature as a U.S. Base Rate
      ----
Loan or a Eurodollar Loan and (b) as to any Canadian Facility Loan, its nature as a Eurodollar Loan, a Canadian Base Rate Loan or a Canadian Prime Rate Loan.

     "U.S. Base Rate": for any day, a rate per annum (rounded upwards, if
      ---------------
necessary, to the next 1/16 of 1%) equal to the greater of (a) the U.S. Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "U.S. Prime Rate" shall mean the
                                                ---------------
rate of interest per annum publicly announced from time to time by the U.S. Reference Lender as its prime or base rate in effect at its principal office in New York City (the U.S. Prime Rate not being intended to be the lowest rate of interest charged by the U.S. Reference Lender in connection with extensions of credit to debtors). Any change in the Base Rate due to a change in the U.S. Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the U.S. Prime Rate or the Federal Funds Effective Rate, respectively.

     "U.S. Base Rate Loans": U.S. Facility Loans for which the applicable rate
      --------------------
of interest is based upon the Base Rate.

     "U.S. Borrower": as defined in the Preamble.
      -------------

     "U.S. Dollar Equivalent": with respect to an amount denominated in Canadian
      ----------------------
Dollars, the equivalent in U.S. Dollars determined at the Exchange Rate.

     "U.S. Dollars" and "U.S.$": lawful currency of the United States of
      ------------       -----
America.

     "U.S. Facilities": the collective reference to the U.S. Term Loan
      ---------------
Facilities and the U.S. Revolving Credit Facility.

     "U.S. Facility Loans": the collective reference to the U.S. Term Loans, the
      -------------------
U.S. Revolving Credit Loans and the Swing Line Loans.

     "U.S. Funding Office": the office specified from time to time by the
      -------------------
General Administrative Agent as its funding office by notice to the U.S. Borrower and the U.S. Lenders.

     "U.S. L/C Commitment": U.S.$2,000,000.
      -------------------

     "U.S. L/C Obligations": at any time, an amount equal to the sum of (a) the
      --------------------
aggregate then undrawn and unexpired amount of the then outstanding U.S. Letters of Credit and (b) the aggregate amount of drawings under U.S. Letters of Credit that have not then been reimbursed pursuant to Section 5.6.

     "U.S. L/C Participant": with respect to each U.S. Letter of Credit, each
      --------------------
U.S. Revolving Credit Lender other than the Issuing Lender in respect of such Letter of Credit.

     "U.S. Letter of Credit": as defined in Section 6.1.
      ---------------------

     "U.S. Issuing Lender": any U.S. Revolving Credit Lender selected by the
      -------------------
U.S. Borrower, with the consent of such Lender and the General Administrative Agent, to issue U.S. Letters of Credit.

     "U.S. Payment Office": the office specified from time to time by the
      -------------------
General Administrative Agent as its payment office by notice to the U.S. Borrower and the U.S. Lenders.

     "U.S. Reference Lender": Deutsche Bank, New York Office.
      ---------------------

     "U.S. Reimbursement Obligation": the obligation of the U.S. Borrower to
      -----------------------------
reimburse each Issuing Lender pursuant to Section 6.5 for amounts drawn under U.S. Letters of Credit issued by such U.S. Issuing Lender.

     "U.S. Revolving Credit Commitment": as to any Lender, the obligation of
      --------------------------------
such Lender, if any, to make U.S. Revolving Credit Loans and participate in Swing Line Loans and U.S. Letters of Credit, in an aggregate principal and/or face amount not to exceed the sum of (a) the amount set forth under the heading "U.S. Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender on the Original Closing Date, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof and (b) the amount set forth under the heading "Additional U.S. Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender on the Restatement Effective Date, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof . The aggregate amount of the U.S. Revolving Credit Commitments on the Restatement Effective Date (before giving effect to the increase becoming effective on such date) is U.S.$59,062,500; and after giving effect to the U.S.$32,500,000 of increased commitments becoming effective on the Restatement Effective Date, the aggregate amount of the U.S. Revolving Credit Commitments is U.S.$91,562,500; provided,
                                                                    --------
however, that if one or more of the Canadian Lenders provides additional
-------
Canadian Revolving Credit Commitments after the Restatement Effective Date pursuant to Section 5.16, the U.S. Revolving Credit Commitment of Lehman Commercial Paper Inc. shall automatically be reduced by the amount of such additional Canadian Revolving Credit Commitments, simultaneously with such increase; provided, further, that in no event shall the aggregate amount to the
          --------  -------
U.S. Revolving Credit Commitments be less than U.S.$90,000,000 as a result of the operation of Section 5.16.

     "U.S. Revolving Credit Commitment Period": the period from and including
      ---------------------------------------
the Original Closing Date to the U.S. Revolving Credit Termination Date.

     "U.S. Revolving Credit Facility": as defined in the definition of
      ------------------------------
"Facility" in this Section 1.1.

     "U.S. Revolving Credit Lender": each Lender that has a U.S. Revolving
      ----------------------------
Credit Commitment or that is the holder of U.S. Revolving Credit Loans.

     "U.S. Revolving Credit Loans": as defined in Section 2.4.
      ---------------------------

     "U.S. Revolving Credit Percentage": as to any U.S. Revolving Credit Lender
      --------------------------------
at any time, the percentage which such Lender's U.S. Revolving Credit Commitment then constitutes of the Total U.S. Revolving Credit Commitments (or, at any time after the U.S. Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's U.S. Revolving Extensions of Credit then outstanding constitutes of the Aggregate U.S. Revolving Extensions of Credit of all U.S. Revolving Credit Lenders then outstanding).

     "U.S. Revolving Credit Termination Date": the fifth anniversary of the
      --------------------------------------
Original Closing Date.

     "U.S. Revolving Extensions of Credit": as to any U.S. Revolving Credit
      -----------------------------------
Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all U.S. Revolving Credit Loans made by such Lender then outstanding,
(b) such Lender's U.S. Revolving Credit Percentage of the U.S. L/C Obligations then outstanding and (c) such Lender's U.S. Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

     "U.S. Term Loan Facilities": the collective reference to the Tranche A Loan
      -------------------------
Facility, the Tranche B Term Loan Facility and the Tranche C Term Loan Facility.

     "U.S. Term Loan Lenders": the collective reference to the Tranche A Term
      ----------------------
Loan Lenders, the Tranc he B Term Loan Lenders and the Tranche C Term Loan Lenders.

     "U.S. Term Loans": the collective reference to the Tranche A Term Loans,
      ---------------
Tranche B Term Loans and Tranche C Term Loans.

     "Wholly Owned Subsidiary": as to any Person, any other Person all of the
      -----------------------
Capital Stock of which (other than (i) directors' qualifying shares required by law, (ii) other nominal amounts of shares or other equity interests required by law to be held other than by such Person, or (iii) Exchangeable Shares) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

     "Wholly Owned Subsidiary Guarantor": any Subsidiary Guarantor that is a
      ---------------------------------
Wholly Owned Subsidiary of Holdings.

      1.2 Other Definitional Provisions. (a) Unless otherwise specified therein,
          -----------------------------
all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holdings, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     SECTION 2. AMOUNT AND TERMS OF U.S. FACILITIES COMMITMENTS

          2.1 U.S. Term Loan Commitments. (a) Pursuant to the Existing Credit
              --------------------------
Agreement, on the Original Closing Date, the Tranche A Term Loan Lenders then parties to the Existing Credit Agreement made Tranche A Term Loans to the U.S. Borrower in the aggregate principal amount of $20,000,000 (the "Existing Tranche
                                                                ----------------
A Term Loans"), and the Existing Tranche A Term Loans are outstanding on the
------------
Restatement Effective Date. Subject to the terms and conditions hereof, the Tranche A Term Loan Lenders which have delivered a Lender Addendum on or before the Restatement Effective Date setting forth a commitment to make Additional Tranche A Term Loans on the Restatement Effective Date severally agree to make additional term loans (each, an "Additional Tranche A Term Loan"; together with
                                 ------------------------------
the Existing Tranche A Term Loans, the "Tranche A Term Loans") to the U.S.
                                        --------------------
Borrower on the Restatement Effective Date in an amount for each such Tranche A Term Loan Lender not to exceed the amount of the Additional Tranche A Term Loan Commitment of such Lender.

          (b) Pursuant to the Existing Credit Agreement, the Tranche B Term Loan Lenders made term loans (each, a "Tranche B Term Loan") to the U.S. Borrower on
                                  -------------------
the Original Closing Date in an amount for each Tranche B Term Loan Lender equal to the amount of the Tranche B Term Loan Commitment of such Lender. As provided in Section 9.2(d)(ii), the U.S. Borrower will repay the Tranche B Term Loans in full on the Restatement Effective Date (other than Tranche B Term Loans owing to any Tranche B Term Loan Lender that declines such prepayment pursuant to Section 7.5(i)).

          (c) Pursuant to the Existing Credit Agreement, the Tranche C Term Loan Lenders severally made term loans (each, a "Tranche C Term Loan") to the U.S.
                                            -------------------
Borrower on the Original Closing Date in an amount for each Tranche C Term Loan Lender equal to the amount of the Tranche C Term Loan Commitment of such Lender; and the Tranche C Term Loans remain outstanding on the Restatement Effective Date to the extent not repaid on the Restatement Effective Date as permitted by
Section 7.5(a).

          (d) The U.S. Term Loans are and shall be denominated in U.S. Dollars and may from time to time be Eurodollar Loans or U.S. Base Rate Loans, as determined by the U.S. Borrower and notified to the General Administrative Agent in accordance with Sections 2.2 and 7.2.

          2.2 Procedure for Borrowing of Additional Tranche A Term Loans. The
              ----------------------------------------------------------
U.S. Borrower shall give the General Administrative Agent irrevocable notice (which notice must be received by the General Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the anticipated Restatement Effective Date) requesting that the relevant U.S. Term Loan Lenders make the Additional Tranche A Term Loans on the Restatement Effective Date and specifying the amount to be borrowed. The Additional Tranche A Term Loans made on the Restatement Effective Date shall initially be U.S. Base Rate Loans, and prior to October 31, 2000 no Additional Tranche A Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month. Upon receipt of such notice, the General Administrative Agent shall promptly notify each relevant U.S. Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Restatement Effective Date each U.S. Term Loan Lender having an Additional Tranche A Term Loan Commitment shall make available to the General Administrative Agent at the U.S. Funding Office an amount in immediately available funds equal to the Additional Tranche A Term Loan to be made by such Lender. The General Administrative Agent shall make available to the U.S. Borrower the aggregate of the amounts made available to the General Administrative Agent by such U.S. Term Loan Lenders, in like funds as received by the General Administrative Agent.

          2.3 Repayment of U.S. Term Loans. (a) The Tranche A Term Loan of each
              ----------------------------
Tranche A Lender shall mature in 16 consecutive quarterly installments, payable on the last day of each March, June, September and December, commencing on September 30, 2000, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the percentage set forth below opposite such installment of the initial aggregate principal amount of Tranche A Term Loans:

          Installment                   Percentage
          -----------                   ----------
          September 30, 2000                  2.5%
          December 31, 2000                   2.5%
          March 31, 2001                      2.5%
          June 30, 2001                       2.5%
          September 30, 2001                  5.0%
          December 31, 2001                   5.0%
          March 31, 2002                      5.0%
          June 30, 2002                       5.0%
          September 30, 2002                  7.5%
          December 31, 2002                   7.5%
          March 31, 2003                      7.5%
          June 30, 2003                       7.5%
          September 30, 2003                   10%
          December 31, 2003                    10%
          March 31, 2004                       10%
          June 30, 2004                        10%

          (b) The Tranche B Term Loan of each Tranche B Lender (unless prepaid in full on the Restatement Effective Date pursuant to Section 9.2(d)(ii)) shall mature in 22 consecutive quarterly installments, payable on the last day of each March, June, September and December, commencing on September 30, 2000, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the percentage set forth below opposite such installment of the initial aggregate principal amount of Tranche B Term Loans:

          Installment                   Percentage
          -----------                   ----------
          September 30, 2000                  .25%
          December 31, 2000                   .25%
          March 31, 2001                      .25%
          June 30, 2001                       .25%
          September 30, 2001                  .25%
          December 31, 2001                   .25%
          March 31, 2002                      .25%
          June 30, 2002                       .25%
          September 30, 2002                  .25%
          December 31, 2002                   .25%
          March 31, 2003                      .25%
          June 30, 2003                       .25%
          September 30, 2003                  .25%
          December 31, 2003                   .25%
          March 31, 2004                      .25%
          June 30, 2004                       .25%

          September 30, 2004                 16.0%
          December 31, 2004                  16.0%
          March 31, 2005                     16.0%
          June 30, 2005                      16.0%
          September 30, 2005                 16.0%
          December 31, 2005                  16.0%

          (c) The Tranche C Term Loan of each Tranche C Lender shall mature in one installment payable on September 30, 2006 (unless prepaid in full on the Restatement Effective Date as permitted by Section 7.5(a)).

          2.4 U.S. Revolving Credit Commitments. (a) Subject to the terms and
              ---------------------------------
conditions hereof, the U.S. Revolving Credit Lenders severally agree to make revolving credit loans ("U.S. Revolving Credit Loans") to the U.S. Borrower from
                         ---------------------------
time to time during the U.S. Revolving Credit Commitment Period so long as, after giving effect thereto, (A) the Available U.S. Revolving Credit Commitment of each U.S. Revolving Credit Lender would be equal to or greater than zero and
(B) the Aggregate U.S. Revolving Extensions of Credit would not exceed the Borrowing Base of the U.S. Borrower. During the U.S. Revolving Credit Commitment Period the U.S. Borrower may use the U.S. Revolving Credit Commitments by borrowing, prepaying the U.S. Revolving Credit Loans and Swing Line Loans in whole or in part, and reborrowing, and by causing the insurance of U.S. Letters of Credit pursuant to Section 6, all in accordance with the terms and conditions hereof. The U.S. Revolving Credit Loans shall be denominated in U.S. Dollars and may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the U.S. Borrower and notified to the General Administrative Agent in accordance with Sections 2.5 and 7.2, provided that no U.S. Revolving Credit Loan shall be
                           --------
made as a Eurodollar Loan after the day that is one month prior to the U.S. Revolving Credit Termination Date.

          (b) The U.S. Revolving Credit Loans shall be denominated in U.S. Dollars and may from time to time be Eurodollar Loans or U.S. Base Rate Loans, as determined by the U.S. Borrower and notified to the General Administrative Agent pursuant to Sections 2.5 and 7.2.

          (c) The U.S. Borrower shall repay all outstanding U.S. Revolving Credit Loans on the U.S. Revolving Credit Termination Date.

          2.5 Procedure for U.S. Revolving Credit Borrowing. The U.S. Borrower
              ---------------------------------------------
may borrow U.S. Revolving Credit Loans under the U.S. Revolving Credit Commitments on any Business Day during the U.S. Revolving Credit Commitment Period, provided that the U.S. Borrower shall give the General Administrative
        --------
Agent irrevocable notice (which notice must be received by the General Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or
(b) one Business Day prior to the requested Borrowing Date, in the case of U.S. Base Rate Loans), specifying (i) the amount and Type of U.S. Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Any U.S. Revolving Credit Loans made on the Restatement Effective Date shall initially be U.S. Base Rate Loans, and prior to October 31, 2000 no U.S. Revolving Credit Loan may be made as, converted into or continued as a Eurodollar Loan having an

Interest Period in excess of one month. Each borrowing of U.S. Revolving Credit Loans under the U.S. Revolving Credit Commitments shall be in an amount equal to
(x) in the case of U.S. Base Rate Loans, U.S.$250,000 or integral multiples of $100,000 in excess thereof (or, if the then aggregate Available U.S. Revolving Credit Commitments are less than U.S.$250,000, such lesser amount) and (y) in the case of Eurodollar Loans, U.S.$1,000,000 or integral multiples of $500,000 in excess thereof; provided, that the Swing Line Lender may request, on behalf
                   --------
of the U.S. Borrower, borrowings of U.S. Base Rate Loans under the U.S. Revolving Credit Commitments in other amounts pursuant to Section 2.7. Upon receipt of any such notice from the U.S. Borrower, the General Administrative Agent shall promptly notify each U.S. Revolving Credit Lender thereof. Each U.S. Revolving Credit Lender will make its U.S. Revolving Credit Percentage of the amount of each borrowing of U.S. Revolving Credit Loans available to the General Administrative Agent for the account of the U.S. Borrower at the U.S. Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the U.S. Borrower in funds immediately available to the General Administrative Agent. Such borrowing will then be made available to the U.S. Borrower by the General Administrative Agent in like funds as received by the General Administrative Agent.

          2.6 Swing Line Commitment. (a) Subject to the terms and conditions
              ---------------------
hereof, each of the Swing Line Lenders agrees that, during the U.S. Revolving Credit Commitment Period, it will make available to the U.S. Borrower in the form of swing line loans ("Swing Line Loans") a portion of the credit otherwise
                           ----------------
available to the U.S. Borrower under the U.S. Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding
--------
at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding U.S. Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender's U.S. Revolving Credit Commitment then in effect), (ii) all requests for Swing Line Loans by the U.S. Borrower shall be made to Comerica Bank as Swing Line Lender until the aggregate principal amount of Swing Line Loans made by Comerica Bank and outstanding at any time shall equal $7,000,000 (or such higher amount (not to exceed $10,000,000) as Comerica Bank and the Borrower may agree with prior written notice to the General Administrative Agent) and (iii) the U.S. Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan unless, after giving effect to the making of such Swing Line Loan, (A) the Available U.S. Revolving Credit Commitment of each U.S. Revolving Credit Lender would be equal to or greater than zero, and (B) the Aggregate U.S. Revolving Extensions of Credit would not exceed the Borrowing Base of the U.S. Borrower. During the U.S. Revolving Credit Commitment Period, the U.S. Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be denominated in U.S. Dollars and shall be U.S. Base Rate Loans only.

          (b) The U.S. Borrower shall repay all outstanding Swing Line Loans on the U.S. Revolving Credit Termination Date. The U.S. Borrower shall also prepay all Swing Line Loans then outstanding simultaneously with each borrowing of U.S. Revolving Credit Loans.

          2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.
              -----------------------------------------------------------------
(a) The U.S. Borrower may borrow under the Swing Line Commitment on any Business Day during the U.S. Revolving Credit Commitment Period, provided, the U.S. Borrower shall
                                             --------
give the relevant Swing Line Lender and the General Administrative Agent irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by such Swing Line Lender and the General Administrative Agent not later than 1:30 P.M., New York City time, on the proposed Borrowing
Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to U.S.$100,000 or a whole multiple of U.S.$50,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the relevant Swing Line Lender shall make available to the General Administrative Agent at the U.S. Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The General Administrative Agent shall make the proceeds of such Swing Line Loan available to the U.S. Borrower on such Borrowing Date in like funds as received by the General Administrative Agent.

          (b) The General Administrative Agent, at the request of a Swing Line Lender, at any time and from time to time in its sole and absolute discretion (and not less frequently than biweekly ), shall on behalf of the U.S. Borrower (which hereby irrevocably directs each Swing Line Lender to act on its behalf), on one Business Day's notice given by such Swing Line Lender through the General Administrative Agent no later than 12:00 Noon, New York City time, request each U.S. Revolving Credit Lender to make, and each U.S. Revolving Credit Lender hereby agrees to make, a U.S. Revolving Credit Loan (which shall be initially a U.S. Base Rate Loan), in an amount equal to such U.S. Revolving Credit Lender's U.S. Revolving Credit Percentage of the aggregate amount of the Swing Line Loans made by such Swing Line Lender (the "Refunded Swing Line Loans") outstanding on
                                     -------------------------
the date of such notice, to repay such Swing Line Lender. Each U.S. Revolving Credit Lender shall make the amount of such U.S. Revolving Credit Loan available to the General Administrative Agent at the U.S. Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such U.S. Revolving Credit Loans shall be made immediately available by the General Administrative Agent to the relevant Swing Line Lender for application by such Swing Line Lender to the repayment of the Refunded Swing Line Loans.

          (c) If prior to the time a U.S. Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in
Section 13(f) shall have occurred and be continuing with respect to the U.S. Borrower, or if for any other reason, as determined by the General Administrative Agent at the request of the releva nt Swing Line Lender in its sole discretion, U.S. Revolving Credit Loans may not be made as contemplated by
Section 2.7(b), each U.S. Revolving Credit Lender shall, on the date such U.S. Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(b) (the "Refunding Date"), purchase for cash an undivided
                        --------------
participating interest in the then outstanding Swing Line Loans by paying to the relevant Swing Line Lender an amount (the "Swing Line Participation Amount")
                                           -------------------------------
equal to (i) such U.S. Revolving Credit Lender's U.S. Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans made by such Swing Line Lender then outstanding which were to have been repaid with such U.S. Revolving Credit Loans.

          (d) Whenever, at any time after a Swing Line Lender has received from any U.S. Revolving Credit Lender such Lender's Swing Line Participation Amount, such Swing Line Lender receives any payment on account of the Swing Line Loans, such Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not
                         --- ----
sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by such
      --------  -------
Swing Line Lender is required to be returned, such U.S. Revolving Credit Lender will return to such Swing Line Lender any portion thereof previously distributed to it by such Swing Line Lender.

          (e) Each U.S. Revolving Credit Lender's obligation to make the U.S. Revolving Credit Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such U.S. Revolving Credit Lender or the U.S. Borrower may have against either Swing Line Lender, the U.S. Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 9; (iii) any adverse change in the condition (financial or otherwise) of Holdings or the U.S. Borrower; (iv) any breach of this Agreement or any other Loan Document by the U.S. Borrower, any other Loan Party or any other Lender; or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (f) Each Swingline Lender shall provide the General Administrative Agent with telephonic notice of any repayment of a Swingline Loan at the time it receives such repayment.

          2.8 Promise to Pay U.S. Facility Loans; Evidence of Debt. (a) The U.S.
              ----------------------------------------------------
Borrower hereby unconditionally promises to pay to the General Administrative Agent for the account of the appropriate U.S. Revolving Credit Lender or U.S. Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each U.S. Revolving Credit Loan of such U.S. Revolving Credit Lender on the U.S. Revo lving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 13), (ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the U.S. Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 13) and (iii) the principal amount of each U.S. Term Loan of such U.S. Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 13). The U.S. Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payme nt in full thereof at the rates per annum, and on the dates, set forth in Section 7.1.

          (b) Each U.S. Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the U.S. Borrower to such U.S. Lender resulting from each U.S. Facility Loan of such U.S. Lender from time to time, including the amounts of principal and interest payable and paid to such U.S. Lender from time to time under this Agreement.

          (c) The General Administrative Agent, on behalf of the U.S. Borrower, shall maintain the Register pursuant to Section 15.6(e), and a subaccount therein for each U.S. Lender, in which shall be recorded (i) the amount of each U.S. Facility Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower to each U.S. Lender hereunder and (iii) both the amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower and each U.S. Lender's share thereof.

          (d) The entries made in the Register and the accounts of each U.S. Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   -----------
obligations of the U.S. Borrower therein recorded absent manifest error; provided, however, that the failure of any U.S. Lender or the General
--------  -------
Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the U.S. Borrower to repay (with applicable interest) the Loans made to the U.S. Borrower by such U.S. Lender in accordance with the terms of this Agreement.

          (e) The U.S. Borrower agrees that, upon the request to the General Administrative Agent by any U.S. Lender, the U.S. Borrower will execute and deliver to such U.S. Lender a promissory note of the U.S. Borrower evidencing any U.S. Term Loans, U.S. Revolving Credit Loans or Swing Line Loans, as the case may be, of such U.S. Lender, substantially in the forms of Exhibit G-1, G-2 or G-3, respectively, with appropriate insertions as to date and principal amount.

          2.9 Commitment Fees, etc. The U.S. Borrower agrees to pay to the
              --------------------
General Administrative Agent for the account of each U.S. Revolving Credit Lender a commitment fee for the period from and including the Original Closing Date to the last day of the U.S. Revolving Credit Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available U.S. Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the U.S. Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

          2.10 Termination or Reduction of U.S. Revolving Credit Commitments;.
               --------------------------------------------------------------
The U.S. Borrower shall have the right, upon not less than three Business Days' notice to the General Administrative Agent, to terminate the U.S. Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the U.S. Revolving Credit Commitments; provided that no such termination or
                                   --------
reduction of U.S. Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the U.S. Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the U.S. Revolving Extensions of Credit would exceed the U.S. Revolving Credit Commitments. Any such reduction shall be in an amount equal to U.S.$1,000,000, or a whole multiple thereof, and shall reduce permanently the U.S. Revolving Credit Commitments then in effect.

                      SECTION 3. THE CANADIAN TERM LOANS

          3.1 The Canadian Term Loans. (a) Pursuant to the Existing Credit
              -----------------------
Agreement, the Canadian Term Loan Lenders severally made term loans denominated in U.S. Dollars (each, a "Canadian Term Loan") to the Canadian Borrower on the
                          ------------------
Original Closing Date in an amount for each Canadian Term Loan Lender equal to the amount of the Canadian Term Loan Commitment of such Canadian Term Loan Lender.

          (b) Pursuant to Section 7.5(a) and Section 9.2(d)(i), the Canadian Term Loans are being prepaid in full on the Restatement Effective Date.

                             SECTION 4. [RESERVED]

         SECTION 5. AMOUNT AND TERMS OF THE CANADIAN REVOLVING CREDIT
                           COMMITMENTS; ACCEPTANCES

          5.1 Canadian Revolving Credit Commitments. (a) Subject to the terms
              -------------------------------------
and conditions hereof, each Canadian Revolving Credit Lender severally agrees to make revolving credit loans (each, a "Canadian Revolving Credit Loan") to the
                                      ------------------------------
Canadian Borrower from time to time during the Canadian Revolving Credit Commitment Period so long as after giving effect thereto (A) the Available Canadian Revolving Credit Commitment of each Canadian Revolving Credit Lender would be greater than or equal to zero and (B) the Aggregate Canadian Revolving Extensions of Credit of all Lenders would not exceed the Borrowing Base of the Canadian Borrower. During the Canadian Revolving Credit Commitment Period, the Canadian Borrower may use the Canadian Revolving Credit Commitments by borrowing, repaying the Canadian Revolving Credit Loans and Canadian Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Canadian Revolving Credit Loans may be denominated in U.S. Dollars or Canadian Dollars, at the option of the Canadian Borrower. The Canadian Revolving Credit Loans denominated in Canadian Dollars shall be Canadian Dollar Prime Rate Loans, and the Canadian Revolving Credit Loans denominated in U.S. Dollars shall be Canadian Base Rate Loans or Eurodollar Loans, at the option of the Canadian Borrower.

          5.2 Procedure for Canadian Revolving Credit Borrowing. The Canadian
              -------------------------------------------------
Borrower may borrow under the Canadian Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the
                                                        --------
Canadian Borrower shall give the Canadian Administrative Agent irrevocable notice (which notice must be received by the Canadian Administrative Agent prior to 2:00 P.M., Toronto time, at least one Business Day prior to the requested Borrowing Date, in the case of a borrowing of Canadian Base Rate Loans or Canadian Dollar Prime Rate Loans, or three Business Days prior to the requested Borrowing Date, in the case of a borrowing of Eurodollar Loans), specifying (i) the amount and Type of Loans to be borrowed and (ii) the requested Borrowing Date. Any Canadian Revolving Credit

Loans denominated in U.S. Dollars made on the Restatement Effective Date shall be Canadian Base Rate Loans, and no such Loan may be converted into a Eurodollar Loan having an Interest Period longer than 60 days prior to October 31, 2000. Each borrowing in Canadian Dollars under the Canadian Revolving Credit Commitments shall be in an amount equal to C$300,000 or a whole multiple of C$100,000 in excess thereof, and each borrowing in U.S. Dollars under the Canadian Revolving Credit Commitments shall be in an amount equal to U.S.$250,000 or a whole multiple of U.S.$100,000 in excess thereof (or, in each case, if the then Aggregate Available Canadian Revolving Credit Commitments are less than C$300,000 or U.S.$250,000, as the case may be, such lesser amount); provided, that the Canadian Swing Line Lender may request, on behalf of the
--------
Canadian Borrower, borrowings of Canadian Dollar Prime Rate Loans, in the case of Loans denominated in Canadian Dollars, and Canadian Base Rate Loans, in the case of Loans denominated in U.S. Dollars, under the Canadian Revolving Credit Commitments in other amounts pursuant to Section 5.15. Upon receipt of any such notice from the Canadian Borrower, the Canadian Administrative Agent shall promptly notify the General Administrative Agent and each Canadian Revolving Credit Lender thereof. Not later than 12:00 Noon, Toronto time, on each requested Borrowing Date each Canadian Revolving Credit Lender shall make an amount equal to its Canadian Revolving Credit Commitment Percentage of the principal amount of Canadian Revolving Credit Loans requested to be made on such Borrowing Date available to the Canadian Administrative Agent at the Canadian Funding in Canadian Dollars or U.S. Dollars, as the case may be, and in immediately available funds. The Canadian Administrative Agent shall on such date make such amount available to the Canadian Borrower in like funds as received by the Canadian Administrative Agent.

          5.3 Repayment of Canadian Revolving Credit Loans; Evidence of Debt.
              --------------------------------------------------------------
(a) The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each Canadian Revolving Credit Lender the then unpaid principal amount of each Canadian Revolving Credit Loan of such Canadian Revolving Credit Lender on the Canadian Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of the Canadian Swing Line Lender the then unpaid principal amount of each Canadian Swing Line Loan on the Canadian Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 13). The Canadian Borrower hereby further agrees to pay interest on the unpaid principal amount of the Canadian Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 7.1.

          (b) Each Canadian Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Canadian Borrower to such Canadian Revolving Credit Lender resulting from each Canadian Revolving Credit Loan of such Canadian Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Canadian Revolving Credit Lender from time to time under this Agreement.

          (c) The Canadian Administrative Agent (together with the General Administrative Agent), on behalf of the Canadian Borrower, shall maintain the Register pursuant to Section 15.6(d), and a subaccount therein for each Canadian Revolving Credit Lender, in which shall be recorded (i) the date and amount of each Canadian Revolving Credit Loan made hereunder, (ii) the date and amount of any principal or interest due and payable or to become due and payable from the Canadian Borrower to each Canadian Revolving Credit Lender hereunder in respect of the Canadian Revolving Credit Loans and (iii) both the date and amount of any sum received by the Canadian Administrative Agent hereunder from the Canadian Borrower in respect of the Canadian Revolving Credit Loans and each Canadian Revolving Credit Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Canadian Revolving Credit Lender maintained pursuant to Section 5.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and
                                       ----- -----
amounts of the obligations of the Canadian Borrower therein recorded absent manifest error; provided, however, that the failure of any Canadian Revolving
                --------  -------
Credit Lender or the Administrative Agents to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Canadian Borrower to repay (with applicable interest) the Canadian Revolving Credit Loans made to the Canadian Borrower by such Canadian Revolving Credit Lender in accordance with the terms of this Agreement.

          (e) The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by any Canadian Revolving Credit Lender, it will execute and deliver to such Canadian Revolving Credit Lender a promissory note of the Canadian Borrower evidencing the Canadian Revolving Credit Loans of such Canadian Revolving Credit Lender, substantially in the form of Exhibit G-5 with appropriate insertions as to date and principal amount. The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by the Canadian Swing Line Lender, it will execute and deliver to the Canadian Swing Line Lender a promissory note of the Canadian Borrower evidencing the Canadian Swing Line Loans of the Canadian Swing Line Lender, substantially in the form of Exhibit G-3 with appropriate insertions as to date and principal amount.

          5.4 Termination or Reduction of Canadian Revolving Credit Commitments.
              -----------------------------------------------------------------
The Canadian Borrower shall have the right, upon not less than one Business Days' notice to the Canadian Administrative Agent, to terminate the Canadian Revolving Credit Commitments or, from time to time, to reduce the amount of the Canadian Revolving Credit Commitments; provided that no such termination or
                                       --------
reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Canadian Revolving Credit Commitments would be less than zero. Any such reduction shall be in an amount equal to U.S.$250,000 or a whole multiple of U.S.$100,000 in excess thereof and shall reduce permanently the Canadian Revolving Credit Commitments then in effect.

          5.5 Commitment Fees. The Canadian Borrower agrees to pay to the
              ---------------
Canadian Administrative Agent for the account of each Canadian Revolving Credit Lender a commitment fee, payable in U.S. Dollars, for the period from and including the Original Closing Date to the last day of the Canadian Revolving Credit Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Canadian Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Canadian Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof. For purposes of this Section, calculations of the Available Canadian Revolving Credit Commitment of each Lender for each day during the relevant period shall be made using the Exchange Rate in effect on the first day of such period.

          5.6 Acceptance Commitments. (a) Subject to the terms and conditions
              ----------------------
hereof, each Canadian Revolving Credit Lender severally agrees to create Acceptances for the Canadian Borrower on any Business Day during the Canadian Revolving Credit Commitment Period by accepting Drafts drawn by the Canadian Borrower so long as after giving effect to such acceptance, (i) the Available Canadian Revolving Credit Commitment of such Canadian Revolving Credit Lender would be greater than or equal to zero and (ii) the Aggregate Canadian Revolving Extensions Credit of all Lenders would not exceed the Borrowing Base of the Canadian Borrower.

          (b) The Canadian Borrower ma y utilize the Canadian Revolving Credit

Commitments for the creation of Acceptances by authorizing each Canadian Revolving Credit Lender in the manner provided for in Section 5.7(b) to draw Drafts on such Canadian Revolving Credit Lender and having such Drafts accepted pursuant to Section 5.7, paying its obligations with respect thereto pursuant to
Section 5.11, and again, from time to time, authorizing Drafts to be drawn on the Canadian Revolving Credit Lenders and having them presented for acceptance, all in accordance with the terms and conditions hereof.

          (c) For the purposes of this Agreement, all Acceptances shall be considered a utilization of the Canadian Revolving Credit Commitments in an amount equal to the undiscounted face amount of such Acceptance.

          5.7 Creation of Acceptances. (a) The Canadian Borrower may request the
              -----------------------
creation of Acceptances hereunder by submitting to the Canadian Administrative Agent at the Canadian Funding Office prior to 11:00 A.M., Toronto time, two Business Days prior to the requested Borrowing Date, (i) a request for acceptances (each, a "Request for Acceptances") completed in a manner and in
                      -----------------------
form and substance reasonably satisfactory to the Canadian Administrative Agent and specifying, among other things, the Borrowing Date, maturity and face amount of the Drafts to be accepted and discounted, (ii) upon the request of the Canadian Administrative Agent on behalf of the Canadian Revolving Credit Lenders, a sufficient number of Drafts to be drawn on the Canadian Revolving Credit Lenders, to be appropriately completed in accordance with Section 5.7(d) and (iii) such other certificates, documents and other papers and information as the Canadian Administrative Agent may reasonably request. Upon receipt of any such Request for Acceptances, the Canadian Administrative Agent shall promptly notify each Canadian Revolving Credit Lender and the General Administrative Agent of its receipt thereof.

          (b) The Canadian Borrower delivered to the Canadian Administrative Agent on or prior to the Original Closing Date, Powers of Attorney substantially in the form annexed hereto as Exhibit I ("Powers of Attorney") authorizing each
                                          ------------------
Canadian Revolving Credit Lender to draw Drafts on such Canadian Revolving Credit Lender on behalf of the Canadian Borrower and to complete such Drafts in accordance with the Requests for Acceptances submitted from time to time pursuant to Section 5.7(a).

          (c) Each Request for Acceptances made by or on behalf of the Canadian Borrower hereunder shall contain a request for Acceptances denominated in Canadian Dollars and having an aggregate undiscounted face amount equal to C$1,000,000 or a whole multiple of C$100,000 in excess thereof. Each Acceptance shall be dated the Borrowing Date specified in the Request for Acceptances with respect thereto and shall be stated to mature on a Business Day which is approximately 30, 60, 90 or 180 days after the date thereof (and, in any event, prior to the Canadian Revolving Credit Termination Date).

          (d) Not later than 12:00 Noon, Toronto time, on the Borrowing Date specified in the relevant Request for Acceptances, and upon fulfillment of the applicable conditions set forth in Section 9.2, each Canadian Revolving Credit Lender will, in accordance with such Request for Acceptances, (i) sign each Draft on behalf of the Canadian Borrower pursuant to the Power of Attorney, (ii) complete the date, amount and maturity of each Draft to be accepted, (iii) accept such Drafts and give notice to the Canadian Administrative Agent of such acceptance and (iv) upon such acceptance, purchase such Acceptances to the extent contemplated by Section 5.8. Alternatively, at the request of the Canadian Administrative Agent, the Canadian Borrower shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any Acceptance in the form of a depository note in the book-based debt clearance system maintained by the Canadian Depository of Securities or other recognized clearing house. In such circumstances, the delivery of Acceptances shall be governed by the clearance procedures established thereunder.

          (e) Each Canadian Revolving Credit Lender will exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it and will, upon request by the Canadian Borrower, promptly advise the Canadian Borrower of the number and designations, if any, of uncompleted Drafts held by it for the Canadian Borrower. The signature of any officer of the Canadian Borrower on a Draft may be mechanically reproduced and Acceptance Notes bearing facsimile signatures shall be binding upon the Canadian Borrower as if they had been manually signed. Even if the individuals whose manual or facsimile signature appears on any Acceptance or Acceptance Note no longer hold office at the date of signature, at the date of its acceptance by the Lender or at any time after such date, any Acceptance or Acceptance Note so signed shall be valid and binding upon the Canadian Borrower.

          5.8 Discount of Acceptances. (a) Each Canadian Revolving Credit Lender
              -----------------------
hereby severally agrees, on the terms and subject to the conditions set forth in this Agreement, to purchase or cause to be purchased Acceptances created by it on the Borrowing Date with respect thereto at the applicable Reference Discount Rate by making available to the Canadian Borrower an amount in immediately available funds equal to the Acceptance Purchase Price in respect thereof, and to notify the Canadian Administrative Agent that such Draft has been accepted, discounted and purchased by such accepting Canadian Revolving Credit Lender.

          (b) In the event that the Canadian Borrower has made a Request for Acceptances, then (i) prior to 11:00 A.M., Toronto time, on the Borrowing Date with respect thereto, the Canadian Administrative Agent will notify the General Administrative Agent, the Canadian Borrower and the Canadian Revolving Credit Lenders of the applicable Reference Discount Rate for such Acceptances and the corresponding Acceptance Purchase Price and (ii) each Canadian Revolving Credit Lender shall make the Acceptance Purchase Price for such Acceptances discounted by it available to the Canadian Administrative Agent, for the account of the Canadian Borrower, at the Canadian Funding Office prior to 12:00 Noon, Toronto time, on the Borrowing Date, in Canadian Dollars and in funds immediately available to the Canadian Administrative Agent. The proceeds of such purchase will then be made available to the Canadian Borrower by the Canadian Administrative Agent in like funds as received by the Canadian Administrative Agent.

          (c) Acceptances purchased or caused to be purchased by any Canadian Revolving Credit Lender may be held by it for its own account until maturity or sold by it at any time prior thereto in the relevant market therefor in Canada in such Canadian Revolving Credit Lender's sole discretion. The doctrine of merger shall not apply with respect to any Acceptance held by a Lender at maturity.

          5.9 Stamping Fees. On the Borrowing Date with respect to each
              -------------
Acceptance, the Canadian Borrower shall pay to the Canadian Administrative Agent, for the account of the Canadian Revolving Credit Lenders, a stamping fee payable in Canadian Dollars at a rate per annum equal to the Applicable Margin in effect on such Borrowing Date for Eurodollar Loans under the Canadian Revolving Credit Facility, computed for the period from and including the Borrowing Date with respect to such Acceptance to but not including the maturity of such Acceptance, on the basis of a 365 or 366 -day year, as the case may be, of the undiscounted face amount of such Acceptance. On any Borrowing Date with respect to an Acceptance, the Canadian Borrower hereby authorizes each Canadian Revolving Credit Lender to net all amounts payable on such date by such Canadian Revolving Credit Lender to the Canadian Administrative Agent for the account of the Canadian Borrower, against all amounts payable on such date by the Canadian Borrower to such Canadian Revolving Credit Lender in accordance with the Canadian Administrative Agent's calculations.

          5.10 Acceptance Reimbursement Obligations. (a) The Canadian Borrower
               ------------------------------------
hereby unconditionally agrees to pay to the Canadian Administrative Agent for the account of each Canadian Revolving Credit Lender, on the maturity date (whether at stated maturity, by acceleration or otherwise) for each Acceptance created by such Canadian Revolving Credit Lender for the account of the Canadian Borrower, the aggregate undiscounted face amount of each such then- maturing Acceptance.

          (b) The obligation of the Canadian Borrower to reimburse the Canadian Revolving Credit Lenders for then- maturing Acceptances may be satisfied by the Canadian Borrower by:

                    (i) paying to the Canadian Administrative Agent, for the account of the Canadian Revolving Credit Lenders, an amount in Canadian

          Dollars and in immediately available funds equal to the aggregate undiscounted face amount of all Acceptances created for the account of the Canadian Borrower hereunder which are then maturing by 12:00 Noon, Toronto time, on such maturity date; provided that the Canadian
                                               --------
          Borrower shall have given not less than one Business Day's prior notice to the Canadian Administrative Agent (which shall promptly notify each Canadian Revolving Credit Lender thereof) of its intent to reimburse the Canadian Revolving Credit Lenders in the manner contemplated by this clause (i);

                    (ii) having new Drafts accepted and discounted by the Canadian Revolving Credit Lenders in the manner contemplated by Sections 5.7 and 5.8 in substitution for the then- maturing Acceptances; provided that (A) the Canadian Borrower shall have
                       --------
          delivered to the Canadian Administrative Agent (which shall promptly provide a copy thereof to each Canadian Revolving Credit Lender) a duly completed Request for Acceptances not later than 2:00 P.M., Toronto time, one Business Day prior to such maturity date, together with the documents, instruments, certificates and other papers and information contemplated by Section 5.7(a)(ii) and 5.7(a)(iii), (B) if any Default or Event of Default has occurred and is then continuing, the Request for Acceptances shall be deemed to be a request for a Canadian Revolving Credit Loan in an amount equal to the undiscounted face amount of the Acceptances requested, (C) each Canadian Revolving Credit Lender shall retain the Acceptance Purchase Price for the Acceptance created by it and apply such Acceptance Purchase Price to the Acceptance Reimbursement Obligations of the Canadian Borrower in respect of the maturing Acceptance created by such Canadian Revolving Credit Lender, (D) if the Acceptance Purchase Price so retained by such Canadian Revolving Credit Lender is less than the undiscounted face amount of the then-maturing Acceptance, the Canadian Borrower shall have made arrangements reasonably satisfactory to such Canadian Revolving Credit Lender for payment of such deficiency and (E) if the Acceptance Purchase Price so retained by the Canadian Revolving Credit Lender is greater than the undiscounted face amount of the then-maturing Acceptance, the Canadian Revolving Credit Lender shall make such excess available to the Canadian Administrative Agent, which in turn shall make such excess available to the Canadian Borrower, all in accordance with Section 5.8(b); or

                    (iii) to the extent that the Canadian Borrower has not given to the Canadian Administrative Agent a notice contemplated by clause (i) or (ii) above, then the Canadian Borrower shall be deemed to have requested a borrowing pursuant to Section 5.1 of Canadian Revolving Credit Loans in an aggregate principal amount equal to the undiscounted face amount of such then-maturing Acceptance. The Borrowing Date with respect to such borrowing shall be the maturity date for such Acceptance. Except to the extent that any of the events contemplated by paragraph (f) of Section 13 with respect to the Canadian Borrower has occurred and is then continuing, each Canadian Revolving Credit Lender shall be obligated to make the Canadian Revolving Credit Loan contemplated by this Section 5.10(b)(iii) regardless of whether the conditions precedent to borrowing set forth in this Agreement are then satisfied. The proceeds of any Canadian Revolving Credit Loans made pursuant to this Section 5.10(b)(iii) shall be retained by the Canadian Revolving Credit Lenders and applied by them to the Acceptance Reimbursement Obligations of the Canadian Borrower in respect of the then- maturing Acceptance.

          (c) The unpaid amount of any such Acceptance Reimbursement Obligations shall be treated as a Canadian Revolving Credit Loan for the purposes hereof and interest shall accrue on the amount of any such unpaid Acceptance Reimbursement Obligation from the date such amount becomes due until paid in full at a fluctuating rate per annum equal to the rate which would then be payable on Canadian Revolving Credit Loans. Such interest shall be payable by the Canadian Borrower on demand by the Canadian Administrative Agent.

          (d) In no event shall the Canadian Borrower claim from any Canadian Revolving Credit Lender any grace period with respect to the payment at maturity of any Acceptances created by such Canadian Revolving Credit Lender pursuant to this Agreement.

          5.11 Converting Canadian Revolving Credit Loans to Acceptances and
               -------------------------------------------------------------
Acceptances to Canadian Revolving Credit Loans. (a) Subject to Section 5.11(b),
----------------------------------------------
the Canadian Borrower may at any time and from time to time request that any then outstanding Canadian Revolving Credit Loan denominated in Canadian Dollars be converted into an Acceptance by delivering to the Canadian Administrative Agent (which shall promptly notify the General Administrative Agent and each Canadian Revolving Credit Lender of its receipt thereof) a Request for Acceptances, together with a statement that the Acceptances so requested are to be created pursuant to this Section 5.11(a), such notice to be given not later than two Business Days prior to the requested conversion date.

          (b) In the event that the Canadian Administrative Agent receives such a Request for Acceptances and the accompanying statement described in Section 5.11(a), then the Canadian Borrower shall pay on the requested Borrowing Date to the Canadian Administrative Agent, for the account of the Canadian Revolving Credit Lenders, the principal amount of the then outstanding Canadian Revolving Credit Loans being so converted, and each Canadian Revolving Credit Lender shall accept and discount the Canadian Borrower's Draft having an aggregate face amount equal to the principal amount of the Canadian Revolving Credit Loans of such Canadian Revolving Credit Lender which are then being repaid; it being understood and agreed that for the purposes of this Section 5.11(b), such payment by the Canadian Borrower of such outstanding Canadian Revolving Credit Loans may be from the proceeds of such discounted Drafts, provided that, (i)
                                                          --------
following the occurrence and during the continuance of a Default or an Event of Default, no Acceptances may be created, (ii) the Canadian Borrower shall make arrangements reasonably satisfactory to each Canadian Revolving Credit Lender for payment of any deficiency, including, without limitation, the difference between the undiscounted face amount of the Acceptance to be created pursuant to
Section 5.11(a) and the Acceptance Purchase Price and any other amount owing by the Canadian Borrower and (iii) no Acceptance which is permitted to be created hereunder shall have a maturity that extends beyond the Canadian Revolving Credit Termination Date.

          (c) The creation of Acceptances pursuant to this Section 5.11 shall not be subject to the satisfaction of the conditions precedent to borrowing set forth in this Agreement.

          (d) The Canadian Borrower may elect from time to time to convert outstanding Acceptances to Canadian Revolving Credit Loans denominated in Canadian Dollars by giving the Canadian Administrative Agent at least one Business Day's irrevocable notice of such election prior to the maturity of such Acceptances; provided that any such conversion of Acceptances may only be made
             --------
on the maturity thereof.

          (e) On any date on which a conversion or substitution of a maturing Acceptance shall occur, the Canadian Administrative Agent shall be entitled to net all amounts payable on such date by the Canadian Administrative Agent to a Canadian Revolving Credit Lender against all amounts payable on such date by such Canadian Revolving Credit Lender to the Canadian Administrative Agent. Similarly, on any such date, the Canadian Borrower hereby authorizes each Canadian Revolving Credit Lender to net all amounts payable on such date by such Canadian Revolving Credit Lender to the Canadian Administrative Agent for the account of the Canadian Borrower, against all amounts payable on such date by the Canadian Borrower to such Canadian Revolving Credit Lender in accordance with the Canadian Administrative Agent's calculations.

          5.12 Allocation of Acceptances. The Canadian Borrower hereby agrees
               -------------------------
that each Request for Acceptances, reimbursement of Acceptances and conversion of Canadian Revolving Credit Loans to Acceptances shall be made in a manner so that any such Request for Acceptances, reimbursement or conversion shall apply ratably to all Canadian Revolving Credit Lenders in accordance with their respective Canadian Revolving Credit Commitment Percentages. In the event that the aggregate undiscounted face amount of Acceptances requested by the Canadian Borrower to be created by all Canadian Revolving Credit Lenders hereunder pursuant to any Request for Acceptances is an amount which, if divided ratably among the Canadian Revolving Credit Lenders in accordance with their respective Canadian Revolving Credit Commitment Percentages, would not result in each Canadian Revolving Credit Lender accepting a Draft which has an undiscounted face amount equal to C$100,000 or a whole multiple of C$100,000 in excess thereof, then, notwithstanding any provision in this Section 5.12 to the contrary, the Canadian Administrative Agent is authorized by the Canadian Borrower and the Canadian Revolving Credit Lenders to allocate among the Canadian Revolving Credit Lenders the Acceptances to be issued in such manner and amounts as the Canadian Administrative Agent may, in its sole discretion, acting reasonably, consider necessary, rounding up or down, so as to ensure that no Canadian Revolving Credit Lender is required to accept a Draft for a fraction of C$100,000 and, in such event, the Canadian Revolving Credit Lenders' ratable share with respect to such Acceptances shall be adjusted accordingly.

          5.13 Special Provisions Relating to Acceptance Notes. (a) The Canadian
               -----------------------------------------------
Borrower and each Canadian Revolving Credit Lender hereby acknowledge and agree that from time to time certain Canadian Revolving Credit Lenders which are not Canadian chartered banks or which are Schedule II Canadian Revolving Credit Lenders may not be authorized to or may, as a matter of general corporate policy, elect not to accept Drafts, and the Canadian Borrower and each Canadian Revolving Credit Lender agree that any such Canadian
Revolving Credit Lender may purchase Acceptance Notes of the Canadian Borrower in accordance with the provisions of Section 5.13(b) in lieu of creating Acceptances for its account.

          (b) In the event that any Canadian Revolving Credit Lender described in Section 5.13(a) above is unable to, or elects as a matter of general corporate policy not to, create Acceptances hereunder, such Canadian Revolving Credit Lender shall not create Acceptances hereunder, but rather, if the Canadian Borrower requests the creation of such Acceptances, the Canadian Borrower shall deliver to such Canadian Revolving Credit Lender non- interest bearing promissory notes (each, an "Acceptance Note") of the Canadian Borrower,
                                    ---------------
substantially in the form of Exhibit J, having the same maturity as the Acceptances to be created and in an aggregate principal amount equal to the undiscounted face amount of such Acceptances. Each such Canadian Revolving Credit Lender hereby agrees to purchase Acceptance Notes from the Canadian Borrower at a purchase price equal to the Acceptance Purchase Price which would have been applicable if a Draft in the same aggregate face amount as the principal amount of its Acceptance Notes and of the same maturity had been accepted by it (less any stamping fee which would have been paid pursuant to Section 5.9 if such Lender had created an Acceptance) and such Acceptance Notes shall be governed by the provisions of this Section 5 as if they were Acceptances.

          5.14 Canadian Swing Line Commitment. (a) Subject to the terms and
               ------------------------------
conditions hereof, the Canadian Swing Line Lender agrees that, during the Canadian Revolving Credit Commitment Period, it will make available to the Canadian Borrower in the form of swing line loans ("Canadian Swing Line Loans ")
                                                    -------------------------
a portion of the credit otherwise available to the Canadian Borrower under the Canadian Revolving Credit Commitments; provided that (i) the aggregate principal
                                       --------
amount of Canadian Swing Line Loans outstanding at any time shall not exceed the Canadian Swing Line Commitment then in effect (notwithstanding that the Canadian Swing Line Loans outstanding at any time, when aggregated with the Canadian Swing Line Lender's other outstanding Canadian Revolving Credit Loans hereunder, may exceed the Canadian Swing Line Commitment then in effect or such Canadian Swing Line Lender's Canadian Revolving Credit Commitment then in effect) and
(ii) the Canadian Borrower shall not request, and the Canadian Swing Line Lender shall not make, any Canadian Swing Line Loan unless, after giving effect to the making of such Canadian Swing Line Loan, (A) the Available Canadian Revolving Credit Commitment of each Canadian Revolving Credit Lender would be equal to or greater than zero, and (B) the Aggregate Canadian Revolving Extensions of Credit would not exceed the Borrowing Base of the Canadian Borrower. During the Canadian Revolving Credit Commitment Period, the Canadian Borrower may use the Canadian Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. The Canadian Swing Line Loans may be denominated in U.S. Dollars or Canadian Dollars, at the option of the Canadian Borrower. The Canadian Swing Line Loans denominated in Canadian Dollars shall be Canadian Dollar Prime Rate Loans, and the Canadian Swing Line Loans denominated in U.S. Dollars shall be Canadian Base Rate Loans.

          (b) The Canadian Borrower shall repay all outstanding Canadian Swing Line Loans on the Canadian Revolving Credit Termination Date. The Canadian Borrower shall also prepay all Canadian Swing Line Loans then outstanding simultaneously with each borrowing of Canadian Revolving Credit Loans.

          5.15 Procedure for Canadian Swing Line Borrowing; Refunding of
               ---------------------------------------------------------
Canadian Swing Line Loans. (a) The Canadian Borrower may borrow under the
-------------------------
Canadian Swing Line Commitment on any Business Day during the Canadian Revolving Credit Commitment Period, provided, the Canadian Borrower shall give the
                          --------
Canadian Swing Line Lender and the Canadian Administrative Agent irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Canadian Swing Line Lender and the Canadian Administrative Agent not later than 1:30 P.M., Toronto time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Canadian Swing Line Commitment shall be in an amount equal to U.S.$100,000 or a whole multiple of U.S.$50,000 in excess thereof, in the case of borrowings in U.S. Dollars, or C$100,000 or a whole multiple of C$50,000 in excess thereof, in the case of borrowings in Canadian Dollars. Upon receipt of any such notice from the Canadian Borrower, the Canadian Swing Line Lender shall promptly notify the Canadian Administrative Agent. Not later than 3:00 P.M., Toronto time, on the Borrowing Date specified in the borrowing notice in respect of any Canadian Swing Line Loan, the Canadian Swing Line Lender shall make available to the Canadian Administrative Agent at the Canadian Funding Office an amount in immediately available funds equal to the amount of such Canadian Swing Line Loan. The Canadian Administrative Agent shall make the proceeds of such Canadian Swing Line Loan available to the Canadian Borrower on such Borrowing Date in like funds as received by the Canadian Administrative Agent.

          (b) The Canadian Swing Line Lender, at any time and from time to time in its sole and absolute discretion may (and not less frequently than bi-weekly, shall), on behalf of the Canadian Borrower (which hereby irrevocably directs the Canadian Swing Line Lender to act on its behalf), on one Business Day's notice given by the Canadian Swing Line Lender no later than 12:00 Noon, Toronto time, request each Canadian Revolving Credit Lender to make, and each Canadian Revolving Credit Lender hereby agrees to make, a Canadian Revolving Credit Loan, in an amount equal to such Canadian Revolving Credit Lender's Canadian Revolving Credit Percentage of the aggregate amount of the Canadian Swing Line Loans (the "Refunded Canadian Swing Line Loans ") outstanding on the date of such notice,
 ----------------------------------
to repay the Canadian Swing Line Lender. Each Canadian Revolving Credit Lender shall make the amount of such Canadian Revolving Credit Loan available to the Canadian Administrative Agent at the Canadian Funding Office in immediately available funds, not later than 10:00 A.M., Toronto time, one Business Day after the date of such notice. The proceeds of such Canadian Revolving Credit Loans shall be made immediately available by the Canadian Administrative Agent to the Canadian Swing Line Lender for application by the Canadian Swing Line Lender to the repayment of the Refunded Canadian Swing Line Loans.

          (c) If prior to the time a Canadian Revolving Credit Loan would have otherwise been made pursuant to Section 5.15(b), one of the events described in
Section 13(f) shall have occurred and be continuing with respect to the Canadian Borrower, or if for any other reason, as determined by the Canadian Swingline Lender in its sole discretion, Canadian Revolving Credit Loans may not be made as contemplated by Section 5.15(b), each Canadian Revolving Credit

Lender shall, on the date such Canadian Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 5.15(b) (the "Canadian
                                                                 --------
Refunding Date"), purchase for cash an undivided participating interest in the
--------------
then outstanding Canadian Swing Line Loans by paying to the Canadian Swing Line Lender an amount (the "Canadian Swing Line Participation Amount") equal to (i)
                       ----------------------------------------
such Canadian Revolving Credit Lender's Canadian Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Canadian Swing Line
-----
Loans then outstanding which were to have been repaid with such Canadian Revolving Credit Loans.

          (d) Whenever, at any time after the Canadian Swing Line Lender has received from any Canadian Revolving Credit Lender such Lender's Canadian Swing Line Participation Amount, the Canadian Swing Line Lender receives any payment on account of the Canadian Swing Line Loans, the Canadian Swing Line Lender will distribute to such Lender its Canadian Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to
         --- ----
pay the principal of and interest on all Canadian Swing Line Loans then due); provided, however, that in the event that such payment received by the Canadian
--------  -------
Swing Line Lender is required to be returned, such Canadian Revolving Credit Lender will return to the Canadian Swing Line Lender any portion thereof previously distributed to it by the Canadian Swing Line Lender.

          (e) Each Canadian Revolving Credit Lender's obligation to make the Canadian Revolving Credit Loans referred to in Section 5.15(b) and to purchase participating interests pursuant to Section 5.15(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Canadian Revolving Credit Lender or the Canadian Borrower may have against the Canadian Swing Line Lender, the Canadian Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 9; (iii) any adverse change in the condition (financial or otherwise) of Holdings or the Canadian Borrower; (iv) any breach of this Agreement or any other Loan Document by the Canadian Borrower, any other Loan Party or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing

          5.16 Increase of Canadian Revolving Credit Commitments. At any time
               -------------------------------------------------
after the Restatement Effective Date, Lehman Commercial Paper Inc. may provide for entities that are Canadian Lenders and/or additional Canadian entities that are then becoming parties to this Agreement as Canadian Lenders to make available additional Canadian Revolving Credit Commitments in an aggregate amount of up to additional U.S.$1,562,500, and the U.S. Revolving Credit Commitments of Lehman Commercial Paper Inc. shall automatically reduce by the amount of any such increase in the Canadian Revolving Credit Commitments, simultaneously with such increase. Any such increase in the Canadian Revolving Credit Commitments and simultaneous reduction in U.S. Revolving Credit Commitments shall be effected pursuant to Lender Addenda and/or Assignments and Acceptances, as determined by the General Administrative Agent, and the Borrowers shall execute such documents and take such action in connection therewith as the General Administrative Agent shall reasonably request.

                    SECTION 6. LETTERS OF CREDIT

          6.1 L/C Commitments. (a) Subject to the terms and conditions hereof,
              ---------------
each U.S. Issuing Lender, in reliance on the agreements of the other U.S. Revolving Credit Lenders set forth in Section 6.4(a), agrees to issue letters of credit ( "U.S. Letters of Credit") for the account of the U.S. Borrower on any
          ----------------------
Business Day during the U.S. Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided, that no
                                                          --------
Issuing Lender shall have any obligation to issue any U.S. Letter of Credit if, after giving effect to such issuance, (i) the U.S. L/C Obligations would exceed the U.S. L/C Commitment or (ii) the aggregate amount of the Available U.S. Revolving Credit Commitments would be less than zero or (iii) the Aggregate U.S. Revolving Extensions of Credit would exceed the Borrowing Base of the U.S. Borrower. Each U.S. Letter of Credit shall (i) be denominated in U.S. Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the U.S. Revolving Credit Termination Date, provided that any U.S. Letter of Credit with
                                   --------
a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause
(y) above).

          (b) Subject to the terms and conditions hereof, each Canadian Issuing Lender, in reliance on the agreements of the other Canadian Revolving Credit Lenders set forth in Section 6.4(a), agrees to issue letters of credit ( "Canadian Letters of Credit"; together with the U.S. Letters of Credit, the
 --------------------------
"Letters of Credit") for the account of the Canadian Borrower on any Business
 -----------------
Day during the Canadian Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided, that no Issuing
                                                      --------
Lender shall have any obligation to issue any Canadian Letter of Credit if, after giving effect to such issuance, (i) the Canadian L/C Obligations would exceed the Canadian L/C Commitment, (ii) the aggregate amount of the Aggregate Available Canadian Revolving Credit Commitments would be less than zero, or
(iii) the Aggregate Canadian Revolving Credit Outstanding would exceed the Borrowing Base of the Canadian Borrower. Each Canadian Letter of Credit shall
(i) be denominated in U.S. Dollars or Canadian Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Canadian Revolving Credit Termination Date, provided that any Canadian Letter of Credit with a one-year
                  --------
term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

          (c) No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          6.2 Procedure for Issuance of Letters of Credit. The U.S. Borrower or
              -------------------------------------------
the Canadian Borrower may from time to time request that a U.S. Issuing Lender or a Canadian Issuing Lender, as the case may be, issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Upon receipt of any Application, an Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the relevant Borrower (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall furnish a copy of such Letter of Credit to the relevant Borrower. Each Issuing Lender shall promptly furnish to the General Administrative Agent (and, in the case of a Canadian Letter of Credit, to the Canadian Administrative Agent), notice of the issuance of each Letter of Credit issued by it (including the amount thereof) and such Agent shall promptly upon receipt of such notice notify each Lender.

          6.3 Fees and Other Charges. (a) Each Borrower will pay a fee on the
              ----------------------
aggregate drawable amount of all outstanding Letters of Credit issued for such Borrower's account at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the U.S. Revolving Credit Facility, shared ratably among the U.S. Revolving Credit Lenders or the Canadian Revolving Credit Lenders, as the case may be, in accordance with their respective U.S. Revolving Credit Percentages or Canadian Revolving Credit Percentages, as the case may be, and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, each Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the aggregate drawable amount of each outstanding Letter of Credit issued by such Issuing Lender for the account of such Borrower of 1/4 of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit.

          (b) In addition to the foregoing fees, each Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit issued for such Borrower's account.

          (c) Fees payable in respect of any Letter of Credit shall be payable in the currency in which such Letter of Credit is denominated.

          6.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to
              ------------------
grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to (i) in the case of each U.S. L/C Participant, such U.S. L/C Participant's U.S. Revolving Credit Percentage in each Issuing Lender's obligations and rights under each U.S. Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder and (ii) in the case of each Canadian L/C Participant, such Canadian L/C Participant's Canadian Revolving Credit Percentage in each Issuing Lender's obligations and rights under each Canadian Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit in which such L/C Participant has a participating interest for which the relevant Issuing Lender is not reimbursed in full by the relevant Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's U.S. Revolving Credit Percentage (in the case of U.S. Letters of Credit) or Canadian Revolving Credit Percentage (in the case of Canadian Letters of Credit) of the amount of such draft, or any part thereof, that is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to an Issuing Lender pursuant to Section 6.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate (in the case of amounts owing in U.S. Dollars) or the rate determined by the Canadian Issuing Bank to be its cost of funding the overdue amount (in the case of amounts owing in Canadian Dollars) during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 6.4(a) is not made available to such Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to U.S. Base Rate Loans under the U.S. Revolving Credit Facility (in the case of amounts owing in U.S. Dollars) or Canadian Base Rate Loans under the Canadian Revolving Credit Facility (in the case of amounts owing in Canadian Dollars). A certificate of such Issuing Lender submitted to any L/C Participant with respect to any such amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro
                                                                         ---
rata share of such payment in accordance with Section 6.4(a), such Issuing
----
Lender receives any payment related to such Letter of Credit (whether directly from the relevant Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro
                                                                         ---
rata share thereof; provided, however, that in the event that any such payment
----                --------  -------
received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

          6.5 Reimbursement Obligation of the Borrowers. Each Borrower agrees to
              -----------------------------------------
reimburse each relevant Issuing Lender on each date on which such Issuing Lender notifies such Borrower of the date and amount of a draft presented under any Letter of Credit issue for the account of such Borrower and paid by such Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "Payment Amount "). Each such payment
                                           --------------
shall be made to such Issuing Lender at its address for notices specified herein in the currency in which such amount is owing and in immediately available funds . Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 7.1(b) (in the case of amounts outstanding in U.S. Dollars) in Section 7.1(c) (in the case of amounts outstanding in Canadian Dollars) and (ii) thereafter, Section 7.1(e). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 13(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section
6.4 for funding by L/C Participants shall apply) constitute a request by the relevant Borrower to the relevant Administrative Agent for (x) in the case of a drawing in U.S. Dollars, a borrowing pursuant to Section 2.5 of U.S. Base Rate Loans (or, at the option of the General Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing or (y), in the case of a drawing in Canadian Dollars, a borrowing pursuant to Section 5.1 of Canadian Prime Rate Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of U.S. Revolving Credit Loans, Canadian Revolving Credit Loans or applicable, Swing Line Loans, as the case may be, could be made, pursuant to Section 2.5, 5.2 or 2.7, as the case may be, if the relevant Administrative Agent had received a notice of such borrowing at the time such Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

          6.6 Obligations Absolute. Each Borrower's obligations under this
              --------------------
Section 6 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that such Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and such Borrower's Reimbursement Obligations under Section 6.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions resulting from the gross negligence or willful misconduct of such Issuing Lender. Each Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards or care specified in the Uniform Commercial Code of the State of New York, shall be binding on such Borrower and shall not result in any liability of such Issuing Lender to such Borrower.

          6.7 Letter of Credit Payments. If any draft shall be presented for
              -------------------------
payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the relevant Borrower of the date and amount thereof. The responsibility of the relevant Issuing Lender to the relevant Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit issued by such Issuing Lender, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

          6.8 Applications. To the extent that any provision of any Application
              ------------
related to any Letter of Credit is inconsistent with the provisions of this
Section 6, the provisions of this Section 6 shall apply.

     SECTION 7. GENERAL PROVISIONS APPLICABLE TO THE FACILITIES

          7.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall
              --------------------------------
bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

          (b) Each U.S. Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the U.S. Base Rate for such day plus the Applicable Margin in effect for such day.

          (c) Each Canadian Prime Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Canadian Prime Rate for such day plus the Applicable Margin in effect for such day.

          (d) Each Canadian Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Canadian Base Rate for such day plus the Applicable Margin in effect for such day.

          (e) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall to the extent legally permitted bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2%.

          (f) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (e) of this
      --------
subsection shall be payable from time to time on demand.

          7.2 Conversion and Continuation Options With Respect to Loans. (a) The
              ---------------------------------------------------------
U.S. Borrower may elect from time to time to convert outstanding Eurodollar Loans made to it under any Facility to U.S. Base Rate Loans under such Facility by giving the General Administrative Agent at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of
                                     --------
Eurodollar Loans made on a day other than the last day of an Interest Period with respect thereto unless the U.S. Borrower as shall be accompanied by payments of amounts specified in Section 7.12. The U.S. Borrower may elect from time to time to convert outstanding U.S. Base Rate Loans made to it under any Facility (other than Swing Line Loans) (in whole or in part) to Eurodollar Loans under such Facility by giving the General Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the General Administrative Agent shall promptly notify each U.S. Lender thereof. All or any part of outstanding Eurodollar Loans and U.S. Base Rate Loans owing by the U.S. Borrower under such Facility may be converted as provided herein, provided that
                                                                  --------
(i) no U.S. Base Rate Loan under any Facility may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the General Administrative Agent or the Majority Facility Lenders with respect to such Facility have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 7.3 shall not have been violated, (iii) no U.S. Base Rate Loan may be converted into a Eurodollar Loan after the date that is one month prior to the U.S. Revolving Credit Termination Date (in the case of U.S. Revolving Credit Loans) or the scheduled maturity date therefor (in the case of U.S. Term Loans) and (iv) Swing Line Loans may not be converted to Eurodollar Loans.

          (b) The Canadian Borrower may elect from time to time to convert outstanding Eurodollar Loans made to it under any Facility to Canadian Base Rate Loans under such Facility by giving the Canadian Administrative Agent at least one Business Day's prior irrevocable notice of such election, provided that any
                                                              --------
such conversion of Eurodollar Loans made on a day other than the last day of an Interest Period with respect thereto shall be accompanied by payment of amounts specified in Section 7.12. The Canadian Borrower may elect from time to time to convert outstanding Canadian Base Rate Loans made to it under any Facility (other than Canadian Swing Line Loans) to Eurodollar Loans under such Facility by giving the Canadian Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Canadian Administrative Agent shall promptly notify each affected Canadian Lender thereof. All or any part of outstanding Eurodollar Loans and Canadian Base Rate Loans owing by the Canadian Borrower under such Facility may be converted as provided herein, provided that (i) no Canadian Base Rate Loan under any Facility may be converted
--------
into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Canadian Administrative Agent or the Majority Facility Lenders with respect to any Facility have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 7.3 shall not have been violated, (iii) no Canadian Base Ra te Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Canadian Revolving Credit Termination Date (in the case of Canadian Revolving Credit Loans) or the scheduled maturity date therefor (in the case of Canadian Term Loans) and (iv) Canadian Swing Line Loans may not be converted to Eurodollar Loans.

          (c) Any Eurodollar Loans under any Facility may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving notice to the General Administrative Agent or the Canadian Administrative Agent, as the case may be, of the length of the next Interest Period to be applicable to such Loans determined in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, provided that no Eurodollar Loan under any Facility may be continued as such (i)
--------
when any Default or Event of Default has occurred and is continuing and the General Administrative Agent (or, in the case of Canadian Facility Loans, the Canadian Administrative Agent) or the Majority

Facility Lenders under such Facility have determined that such continuation is not appropriate, (ii) if, after giving effect thereto, Section 7.3 would be contravened or (iii) after the date that is one month prior to the U.S. Revolving Credit Termination Date, Canadian Revolving Credit Termination Date or applicable final maturity date, as the case may be, and provided, further, that
                                                        --------  -------
if the relevant Borrower shall fail to give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to U.S. Base Rate Loans or Canadian Base Rate Loans, as applicable, on the last day of such then expiring Interest Period.

          7.3 Minimum Amounts of Tranches. (a) All borrowings, conversions and
              ---------------------------
continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to U.S.$1,000,000 or a whole multiple of U.S. $100,000 in excess thereof, and (ii) there shall not be more than nine Tranches at any one time outstanding.

          (b) All Acceptances created hereunder, all conversions and continuations thereof and all selections of maturity dates with respect thereto shall be made pursuant to such elections so that, after giving effect thereto, there shall be no more than six Acceptance Tranches at any one time outstanding.

          7.4 Optional Prepayments. (a) The U.S. Borrower may at any time and
              --------------------
from time to time prepay U.S. Facility Loans, in whole or in part without premium or penalty (except with respect to prepayments of Tranche C Term Loans, as provided in Section 7.4(d)) upon at least three Business Days' irrevocable notice to the General Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the General Administrative Agent (in the case of U.S. Base Rate Loans) specifying the date and amount of prepayment, the Facility to which such prepayment applies and the type of Loans being prepaid under each such Facility. Upon the receipt of any such notice the General Administrative Agent shall promptly notify each affected U.S. Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of the U.S. Facility Loans (other than Swing Line Loans) shall be in an aggregate principal amount of U.S.$250,000 or a whole multiple of U.S.$100,000 in excess thereof (or in such lower amount as may be then outstanding). Partial prepayments of the Swing Line Loans shall be in aggregate principal amount of U.S.$100,000 or a whole multiple of U.S.$100,000 in excess thereof (or in such lower amount as may be then outstanding). Optional prepayments of the U.S. Term Loans shall be applied to the Tranche A Term Loans and Tranche B Term Loans ratably in accordance with the outstanding principal amounts thereof. Prepayments made pursuant to this Section 7.4(a) shall be applied as specified in Section 7.5(f) and are subject to the provisions of Section 7.5(i). The Tranche C Term Loans may not be optionally prepaid (except with the proceeds of Replacement Subordinated Debt) so long as any other amounts are owing by any Loan Party under this Agreement or the other Loan Documents; provided, that the
                                                             --------
Tranche C Term Loans may be prepaid with Net Cash Proceeds of the IPO as permitted by Section 7.5(a).

          (b) The Canadian Borrower may at any time and from time to time prepay, without premium or penalty, the Canadian Facility Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Canadian Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the Canadian Administrative Agent (in the case of Canadian Base Rate Loans or Canadian Prime Rate Loans) specifying the date and amount of prepayment, the Facility to which such prepayment applies and the type of Loans being prepaid under each such Facility. Upon the receipt of any such notice, the Canadian Administrative Agent shall promptly notify each affected Canadian Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of Canadian Facility Loans (other than Canadian Swing Line Loans) shall be in an aggregate principal amount of C$300,000 or a whole multiple of C$100,000 in excess thereof (in the case of Canadian Facility Loans denominated in Canadian Dollars), U.S.$250,000 or a whole multiple of US$100,000 in excess thereof (in the case of Canadian Facility Loans denominated in U.S. Dollars (or in such lower amount as may be then outstanding for either denomination). Partial prepayments of the Canadian Swing Line Loans shall be in aggregate principal amount of U.S.$100,000 or a whole multiple of U.S.$100,000 in excess thereof, in the case of borrowings in U.S. Dollars (or in such lower amounts as may be then outstanding), or C$100,000 or a whole multiple of C$100,000 in excess thereof, in the case of borrowings in Canadian Dollars (or in such lower amounts as may be then outstanding). Prepayments made pursuant to this Section 7.4(b) shall be applied as specified in Section 7.5(g). Except as otherwise provided in Section 13, no prepayment of any Acceptance shall be made by the Canadian Borrower prior to the maturity date of such Acceptance.

          (c) Each prepayment of Loans pursuant to this Section 7.4 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 7.12 in connection with such prepayment.

          (d) Each prepayment in respect of the Tranche C Term Loans shall be accompanied by a prepayment premium equal to (i) if such prepayment is made prior to the first anniversary of the Original Closing Date, 3.5% of the principal amount of such prepayment, (ii) if such prepayment is made on or after the first anniversary of the Original Closing Date and prior to the second anniversary of the Original Closing Date, 3% of the principal amount of such prepayment, (iii) if such prepayment is made on or after the second anniversary of the Original Closing Date and on or prior to the third anniversary of the Original Closing Date, 2% of the principal amount of such prepayment and (iv) if such prepayment is made on or after the third anniversary of the Original Closing Date and prior to the fourth anniversary of the Original Closing Date, 1% of the principal amount of such prepayment and (v) if such prepayment is made after the fourth anniversary of the Original Closing Date, 0% of the principal amount of such prepayment.

          7.5 Mandatory Prepayments; Application of Prepayments. (a) Unless the
              -------------------------------------------------
Required Prepayment Lenders shall otherwise agree, if Holdings receives Net Cash Proceeds from Capital Stock Sales, an amount equal to 100% of such Net Cash Proceeds shall be applied within three Business Days after the date of receipt thereof toward the prepayment of the Loans and Acceptances as set forth in
Section 7.5(e); provided, that (i) Net Cash Proceeds from the sale or exercise
                --------
of the 2000 Warrants shall not be required to be applied toward such prepayment and reduction, (ii) the Net Cash Proceeds of the IPO shall be applied (A) to repay the Tranche B Term Loans in full (subject to the provisions of Section 7.5(i)),
(B) to repay the Canadian Term Loans in full, (C) to repay in full the principal of, and accrued and unpaid interest on, the 2000 Subordinated Notes and other unsecured loans and loans secured by fixed assets recently incurred by Holdings and its Subsidiaries in an aggregate principal amount for all such loans and the 2000 Subordinated Notes not exceeding U.S. $15,000,000, (D) to finance the Pensar Acquisition and pay related fees and expenses, (E) to repay Loans outstanding under the Revolving Credit Commitments (without any reduction of the Revolving Credit Commitments), (F) to pay U.S.$1,800,000 in the aggregate to the Sponsors as consideration for the termination of the Management Agreement and
(G) at the option of the U.S. Borrower, to repay the Tranche C Term Loans in full and (iii) Specified Equity Proceeds may be applied, within 90 days after the receipt thereof by Holdings and its Subsidiaries, to fund Permitted Acquisitions, and any Specified Equity Proceeds not so applied within 90 days after the receipt thereof by Holdings and its Subsidiaries shall be applied on or before the Business Day immediately following such 90th day toward the prepayment of the Loans and Acceptances as set forth in Section 7.5(e); and (iv) no repayment of Loans by the U.S. Borrower shall be required pursuant to this
Section 7.5(a) once the Tranche A Term Loans and Tranche B Term Loans have been paid in full.

          (b) Unless the Required Prepayment Lenders shall otherwise agree, if after the Original Closing Date any Indebtedness shall be issued or incurred by Holdings or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 11.2, other than Replacement Subordinated Debt permitted by Section 11.2(n), the proceeds of which shall be used to prepay Tranche C Term Loans), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied within five Business Days after the date of such issuance or incurrence toward the prepayment of the Loans and Acceptances as set forth in Section 7.5(e); provided, however, that no prepayment of Loans by the U.S. Borrower
        --------  -------
shall be required pursuant to this Section 7.5(b) once the Tranche A Term Loans and Tranche B Term Loans have been paid in full.

          (c) [Reserved]

          (d) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of Holdings commencing with the fiscal year ending on December 31, 2000, Holdings shall have Excess Cash Flow (calculated with respect to Holdings and its Subsidiaries) and the U.S. Borrower shall have Excess Cash Flow (calculated with respect to the U.S. Borrower and its Subsidiaries), the U.S. Borrower shall, on the relevant Excess Cash Flow Application Date, apply the ECF Percentage of the smaller of Holdings' Excess Cash Flow and the U.S. Borrower's Excess Cash Flow for such fiscal year toward the prepayment of the Loans as set forth in Section 7.5(f).; provided, however, that no repayment of
                                       --------  -------
Loans by the U.S. Borrower shall be required pursuant to this Section 7.5(d) once the Tranche A Term Loans and Tranche B Term Loans have been paid in full. Each such prepayment shall be made on a date (an "Excess Cash Flow Application
                                                  ----------------------------
Date") no later than five days after the earlier of (i) the date on which the
----
financial statements of Holdings referred to in Section 10.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

          (e) Subject to Section 7.9 and except as provided in the proviso to
Section 7.5(a), amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 7.5(a) or 7.5(b) shall be applied to the prepayment of the Tranche A Term Loans and the Tranche B Term Loans, ratably in accordance with the outstanding amount of each such Facility. The application of any such prepayment of U.S. Term Loans shall be made first to U.S. Base Rate Loans and second to Eurodollar Loans (in a manner, to the extent practicable and permitted hereunder, which minimizes amounts payable under
Section 7.12 as a result of such prepayment). Each such prepayment of Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          (f) Subject to Section 7.9, amounts to be applied in connection with prepayments and reductions made pursuant to Section 7.4(a) or the first sentence of Section 7.5(d) shall be applied to the prepayment of the Tranche A Term Loans and Tranche B Term Loans, ratably in accordance with the respective outstanding amounts of the Facilities. The application of any such prepayment of U.S. Term Loans shall be made first to U.S. Base Rate Loans and second to Eurodollar Loans (in a manner, to the extent practicable and permitted hereunder, which minimizes amounts payable under Section 7.12 as a result of such prepayment). Each such prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          (g) [Reserved]

          (h) The amount of each prepayment of the Loans made pursuant to
Section 7.4 or Section 7.5 shall be applied to reduce the then remaining installments of the Loans under the relevant Facility pro rata based upon the
                                                      --- ----
then remaining outstanding principal amount of such installments; provided, that
                                                                  --------
the relevant Borrower may elect for such prepayments to be first applied to installments payable under such Loans during the twelve months following the date of such prepayment.

          (i) Notwithstanding anything in Section 7.4(a), Section 7.5(e) or
Section 7.5(f) to the contrary and provided that there are Tranche A Term Loans then outstanding, with respect to the amount of any optional prepayment described in Section 7.4(a) or mandatory prepayment described in Section 7.5 that is allocated to the Tranche B Term Loans (such amounts, the "Tranche B
                                                                  ---------
Prepayment Amount "), the U.S. Borrower will, in lieu of applying such amount to
-----------------
the prepayment of Tranche B Term Loans, as provided in Section 7.4(a) or Section 7.5(e) or (f), as the case may be, on the date specified in Section 7.4(a) or
Section 7.5, as the case may be, for such prepayment, give the General Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the General Administrative Agent prepare and provide to each Tranche B Lender a notice (each, a "Prepayment Option Notice") as described
                                    ------------------------
below. As promptly as practicable after receiving such notice from the U.S. Borrower, the General Administrative Agent will send to each Tranche B Lender a notice (a "Prepayment Option Notice"), which shall be in the form of Exhibit K,
           ------------------------
and shall include an offer by the U.S. Borrower to prepay on the date (each a "Proposed Prepayment Date") that is 15 days after the date of the Prepayment
 ------------------------
Option Notice, the Tranche B Term Loans of such Lender by an amount equal to the portion of the Tranche B Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans (which shall be such Lender's pro rata share of the Tranche B Prepayment Amount). On
                       --- ----
the Proposed

Prepayment Date, (A) the U.S. Borrower shall pay to the General Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding Tranche B Term Loans in respect of which Tranche B Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such
                                                  -----------------
amount shall be applied to reduce the Tranche B Prepayment Amount with respect to each Accepting Lender and (B) the U.S. Borrower may retain 50% of the Tranche B Prepayment Amount not accepted for prepayment and shall pay to the General Administrative Agent an amount equal to 50% of the portion of the Tranche B Prepayment Amount not accepted for prepayment, and such amount shall be applied
(i) in the case of optional prepayments pursuant to Section 7.4, to prepay the Tranche A Term Loans and (ii) in the case of mandatory prepayments, to the other Facilities required to be prepaid pursuant to Section 7.5(e) or Section 7.5(f), as the case may be, ratably in accordance with the outstanding amounts thereof. Notwithstanding the foregoing, if any Tranche B Term Loan Lender declines to accept the prepayment of its Tranche B Term Loan on the Restatement Effective Date, such declined amount shall not be required to be applied to prepay any other Loans and will instead be applied in accordance with the proviso to
Section 7.5(a).

          7.6 Certain Fees. (a) The U.S. Borrower shall pay (without duplication
              ------------
of any other fee payable under this Section 7.6) to the Arranger and the Syndication Agent, for their respective accounts, all fees separately agreed to by the U.S. Borrower and the Arranger and the Syndication Agent, as the case may be.

          (b) The Canadian Borrower shall (without duplication of any other fee payable under this Section 7.6) pay to the Canadian Administrative Agent all fees separately agreed to by the Canadian Borrower and the Canadian Administrative Agent.

          (c) The U.S. Borrower shall (without duplication of any other fee payable under this Section 7.6) pay to the General Administrative Agent all fees separately agreed to by the U.S. Borrower and the General Administrative Agent.

          (d) Holdings agrees to pay to the General Administrative Agent on the Restatement Effective Date, for the account of each Lender that has executed and delivered a Lender Addendum consenting to the amendment and restatement of the Existing Credit Agreement effected hereby, the amendment fee specified in
Section 9.2(f).

          7.7 Computation of Interest and Fees. (a) Interest based on the
              --------------------------------
Eurodollar Rate the Canadian Prime Rate, the Canadian Base Rate, or the U.S. Base Rate when it is based upon the Federal Funds Effective Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees, letters of credit fees and interest (other than interest based the Canadian Prime Rate, the Canadian Base Rate, upon the Eurodollar Rate or the U.S. Base Rate when it is based upon the Federal Funds Effective Rate) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The General Administrative Agent shall as soon as practicable notify the relevant Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the U.S. Base Rate, the Canadian Base Rate or the Canadian Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. The General Administrative Agent shall as soon as practicable notify the

U.S. Borrower and the Lenders of the effective date and the amount of each such change in the U.S. Base Rate, and the Canadian Administrative Agent shall as soon as practicable notify the U.S. Borrower and Canadian Borrower and the Canadian Revolving Credit Lenders of each such change in the Canadian Prime Rate and the Canadian Base Rate; provided that a failure by the General
                            --------
Administrative Agent or the Canadian Administrative Agent to notify the U.S. Borrower or the Canadian Borrower of such respective rate changes does not affect the obligation of the U.S. Borrower or the Canadian Borrower to pay interest at the applicable rate as changed. For purposes of the Interest Act (Canada), whenever any interest or fee under this Agreement is calculated based on a period which is less than a year (the "Lesser Period"), the interest rate
                                            -------------
or fee determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on such Lesser Period, (ii) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable ends, and (iii) divided by the number of days in such Lesser Period. The rates of interest specified in this Agreement are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

          (b) Each determination of an interest rate by the General Administrative Agent or the Canadian Administrative Agent, as the case may be, pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. Each Administrative Agent shall, at the request of a Borrower, deliver to such Borrower a statement showing in reasonable detail the calculations used by such Administrative Agent in determining any interest rate pursuant to Section 7.1(a).

          (c) If any Canadian Reference Lender shall for any reason no longer have a Canadian Revolving Credit Commitment or any Canadian Revolving Credit Loans, such Canadian Reference Lender shall thereupon cease to be a Canadian Reference Lender, and if, as a result, there shall only be one Schedule I Canadian Reference Lender or Schedule II Canadian Reference Lender (as the case may be) remaining, the Canadian Administrative Agent, with the consent of the Canadian Borrower (after consultation with the Schedule I Canadian Lenders or the Schedule II Canadian Lenders, as applicable) shall, by notice to the Canadian Borrower and the Canadian Lenders, designate another Schedule I Canadian Lender or Schedule II Canadian Lender, as applicable, as a Schedule I Canadian Reference Lender or a Schedule II Canadian Reference Lender, as applicable, so that there shall at all times be at least two Schedule I Canadian Reference Lenders and two Schedule II Canadian Reference Lenders.

          (d) Each Canadian Reference Lender shall use its best efforts to furnish quotations of rates to the Canadian Administrative Agent as contemplated hereby. If any of the Canadian Reference Lenders shall be unable or shall otherwise fail to supply such rates to the applicable Administrative Agent upon its request, the rate of interest shall, subject to the provisions of Section 7.8, be determined on the basis of the quotations of the remaining Canadian Reference Lenders or Reference Lender.

          7.8 Inability to Determine Interest Rate. If prior to the first day of
              ------------------------------------
any Interest Period:

          (a) the General Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the General Administrative Agent has received notice from the Majority Facility Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans during such Interest Period, the General Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such time as the Eurodollar Rate can be determined by the General Administrative Agent in the manner specified in the definitions of such terms in Section 1.1, no further Eurodollar Loans under the affected Facility shall be continued as such at the end of the then current Interest Periods or shall be made, nor shall the relevant Borrower have the right to convert outstanding Loans under such Facility into Eurodollar Loans. The Administrative Agent shall withdraw (i) any such notice pursuant to clause
(a) above if the Administrative Agent determines that the relevant circumstances have ceased to exist and (ii) any such notice pursuant to clause (b) above upon receipt of notice from the Majority Facility Lenders in respect of the relevant Facility that the relevant circumstances described in such clause (b) have ceased to exist.

          7.9  Pro Rata Treatment and Payments. (a) (i) Each borrowing from the
               -------------------------------
Lenders under any Facility shall be made pro rata according to the respective
                                         --- ----
Commitment Percentages of the Lenders in respect of such Facility in effect on the date of such borrowing. Each payment on account of any commitment fee or letter of credit fee relating to any Facility shall be allocated by the relevant Administrative Agent among the Lenders in accordance with the respective Commitment Percentages of the Lenders in respect of such Facility. Any reduction of the Commitments under any Facility shall be allocated among the Lenders pro
                                                                           ---
rata according to the Commitment Percentages of the Lenders in respect of such
----
Facility. Each payment (other than any optional prepayment) by a Borrower on account of principal of the Loans shall be allocated by the relevant Administrative Agent pro rata according to the respective principal amounts
                     --- ----
thereof then due and owing to each Lender. Each payment by a Borrower on account of interest on the Loans shall be allocated by the relevant Administrative Agent pro rata according to the respective amounts of interest then due and owing to
--- ----
each Lender. Each optional prepayment on account of principal of or interest on the Loans under any Facility shall be allocated by the relevant Administrative Agent pro rata according to the respective outstanding principal amounts of
      --- ----
Loans outstanding under such Facility.

                    (ii) All payments (including prepayments) to be made by the U.S. Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the General Administrative Agent, for the account of the U.S. Lenders, at the U.S. Payment Office, in U.S. Dollars and in immediately available funds. The General Administrative Agent shall distribute such payments to the U.S. Lenders entitled to receive the same promptly upon receipt in like funds as received.

                    (iii) All payments (including prepayments) to be made by the Canadian Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 1:00 P.M., Toronto time, on the due date thereof to the Canadian Administrative Agent, for the account of the Canadian Lenders, at the Canadian Payment Office, in the currency in which the relevant amount is outstanding and in immediately available funds. The Canadian Administrative Agent shall distribute such payments to the Canadian Lenders entitled to receive the same promptly upon receipt in like funds as received.

                    (iv) If any payment hereunder (other than payments on the Eurodollar Loans and the Acceptances) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. Acceptances may only mature on a Business Day.

          (b) Unless the applicable Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its share of such borrowing available to such Administrative Agent, such Administrative Agent may assume that such Lender is making such amount available to such Administrative Agent, and such Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to such Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to such Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of Loans in U.S. Dollars), and (ii) the Canadian Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Loans or Acceptances in Canadian Dollars), in each case for the period until such Lender makes such amount immediately available to such Administrative Agent. A certificate of such Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to such Administrative Agent by such Lender within three

Business Days of such Borrowing Date, the applicable Borrower shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to such Borrower (i) at the rate per annum applicable to U.S. Base Rate Loans under the relevant Facility (in the case of amounts made available to the U.S. Borrower and amounts made available in U.S. Dollars to the Canadian Borrower) and (ii) at the rate per annum applicable to Canadian Prime Rate Loans under the relevant Facility (in the case of amounts made available in Canadian Dollars to the Canadian Borrower) to such Administrative Agent not later than three Business Days after receipt of written notice from such Administrative Agent specifying such Lender's share of such borrowing that was not made available to such Administrative Agent. Nothing contained in this Section 7.9(b) shall prejudice any claims otherwise available to any Borrower against any Lender as a result of such Lender's failure to make its share of any borrowing available to an Administrative Agent for the account of a Borrower.

          7.10 Illegality. (a) Notwithstanding any other provision herein, if
               ----------
the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (i) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert U.S. Base Rate Loans or Canadian Base Rate Loans to Eurodollar Loans shall forthwith be cancelled until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans and, (ii) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to U.S. Base Rate Loans or Canadian Base Rate Loans, as the case may be, on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the relevant Borrower shall not be obligated to pay to such Lender such amounts, if any, as may be required pursuant to Section 7.12.

          (b) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Canadian Lender to create or maintain Acceptances as contemplated by this Agreement, (a) the commitment of such Canadian Lender hereunder to accept Drafts, purchase Acceptances, continue Acceptances as such and convert Canadian Revolving Credit Loans or Canadian Dollar Term Loans to Acceptances shall forthwith be cancelled until such time as it shall no longer be unlawful for such Canadian Lender to create or maintain Acceptances and (b) such Canadian Lender's then outstanding Acceptances, if any, shall be converted automatically to Canadian Prime Rate Loans on the respective maturities thereof or within such earlier period as may be permitted and required by law.

          (c) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Canadian Lender to make or maintain Canadian Base Rate Loans, (i) the commitment of such Canadian Lender hereunder to make Canadian Base Rate Loans shall forthwith be cancelled until such time as it shall no longer be unlawful for such Canadian Lender to make or maintain Canadian Base Rate Loans and (ii) such Canadian Lender's then outstanding Canadian Base Rate Loans, if any, shall be converted automatically to Canadian Dollars at the Exchange Rate and Canadian Prime Rate Loans on the respective maturities thereof or within such earlier period as may be permitted and required by law.

          (d) If, by reason of circumstances affecting the money markets generally, there is no market for Acceptances (i) the right of the Canadian Borrower to request an Acceptance shall be suspended until the circumstances causing a suspension no longer exist, and (ii) any Request for an Acceptance which is outstanding shall be canceled and the requested Acceptance shall not be available. The Canadian Administrative Agent shall promptly notify the Canadian Borrower of the suspension of the Canadian Borrower's right to request an Acceptance and of the termination of any suspension.

          7.11 Requirements of Law. (a) If the adoption of, or any change in,
               -------------------
any Requirement of Law or in the interpretation thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

                    (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Acceptance created by it, any Letter of Credit issued or participated in by it or any Loans made by it, or change the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for taxes covered by Section 7.13 and changes in the rate of tax on the overall net income or capital of such Lender);

                    (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

                    (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by any amount which such Lender deems to be material, of making, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case in respect of its Loans, its Acceptances or its Participating Interests, then, in any such case, the applicable Borrower shall, to the extent permitted by law, promptly pay such Lender, upon receipt of its demand setting forth in reasonable detail, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower in reasonable detail (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. This covenant shall survive the termination of this Agreement and payment of all amounts outstanding hereunder.

          (b) In the event that any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy (or in the interpretation or application thereof) or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the U.S. Borrower (with a copy to the General Administrative Agent) of a written request therefor, setting forth in reasonable detail the basis therefor the U.S. Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 7.11 or Section 7.13, it shall promptly notify the relevant Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled, provided that no Lender shall be
                                           --------
entitled to claim any such additional amount with respect to the period which is more than 180 days prior to the delivery of such notice.

          7.12 Indemnity. Each Borrower agrees to indemnify each Lender and each
               ---------
Agent and to hold each Lender and each Agent harmless from any loss or expense (other than any loss of Applicable Margin) which such Lender or such Agent, as the case may be, may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Loans of such Lender, (b) default by such Borrower in making a borrowing or conversion after the Borrower has given a notice of borrowing or a notice of conversion in accordance with this Agreement, (c) default by such Borrower in making any prepayment after such Borrower has given a notice in accordance with this Agreement, (d) the making of a prepayment of a Eurodollar Loan on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained, (e) the prepayment of an Acceptance or an Acceptance Note on a day which is not the maturity date thereof, (f) the failure of the Canadian Borrower to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice hereunder which results in any cost or expense accrued by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by any Lender to fund any Acceptance or
(g) the Canadian Borrower's failure to provide for the payment to the Canadian Administrative Agent or any Lender of the full face amount of each Acceptance on its maturity date, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it to maintain its Eurodollar Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. A certificate as to any such loss or expense submitted by such Lender shall be presumptively correct, absent manifest error. This covenant shall survive termination of this Agreement and payment of all amounts outstanding hereunder.

          7.13 Taxes. (a) Except as otherwise provided herein, all payments made
               -----
by either Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-
                                                                     ----
Excluded Taxes") or any Other Taxes are required to be withheld from any amounts
--------------
payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrowers shall not be required to
           --------  -------
increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers with respect to such Non-Excluded Taxes pursuant to Section 7.13(a).

          (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by any Borrower, as promptly as possible thereafter such Borrower shall send to the relevant Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If any Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the relevant Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section 7.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (d) Each Lender or Transferee (other than a Canadian Lender) that is not a U.S. person as defined in section 7701(a)(30) of the Code (a "Non-U.S.
                                                                    --------
Lender") shall deliver to the U.S. Borrower and the General Administrative Agent
------
(or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit L and a Form W-8, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the U.S. Borrower under this Agreement and the other Loan Documents together with any other certificate or statement of exemption required under the Code or Regulations issued thereunder. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each such Non-U.S. Lender shall promptly notify the U.S. Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the U.S. Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

          (e) Each Canadian Lender that is entitled to an exemption from or reduction of Canadian withholding tax with respect to payments under this Agreement shall deliver to the Canadian Borrower (with a copy to the General Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Canadian Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Canadian
                                                     --------
Lender is legally entitled to complete, execute and deliver such documentation and in such Canadian Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Canadian Lender.

          (f) If an Administrative Agent or any Lender receives a refund or otherwise would have received a refund but for the offset of the amount of such refund against the Lender's Non-Excluded Taxes ("Tax Refund"), which in the
                                                 ----------
good faith judgment of such Lender is allocable to Non-Excluded Taxes paid by the Borrower, it shall promptly pay such Tax Refund to the Borrower, net of all out-of-pocket expenses of such Lender incurred in obtaining such Tax Refund, provided, however, that the Borrower agrees to promptly return such Tax Refund
--------  -------
to such Administrative Agent or the applicable Lender, as the case may be, if it receives notice from such Administrative Agent or applicable Lender that such Administrative Agent or Lender is required to repay such Tax Refund but only if such repayment is required because the initial Tax Refund was permitted in error.

          7.14 Use of Proceeds. The proceeds of the Loans have been and shall be
               ---------------
used for general corporate purposes of Holdings and its Subsidiaries, including the Transactions and acquisitions permitted hereunder and to finance certain repayments of Loans under the Existing Credit Agreement.

          7.15 Change of Lending Office. Each Lender agrees that, upon the
               ------------------------
occurrence of any event giving rise to the operation of Section 7.10, 7.12 or 7.13(a) with respect to such Lender, it will, if requested by Holdings, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such
                                                   --------
designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any
    --------  -------
of the obligations of any Borrower or the rights of any Lender pursuant to
Section 7.10, 7.12 or 7.13(a).

          7.16 Replacement of Lenders under Certain Circumstances. Holdings
               --------------------------------------------------
shall be permitted to (a) replace any Lender that (i) defaults in its obligation to make Loans hereunder, (ii) is not required to make Eurodollar Loans pursuant to Section 7.10 or 7.11, (iii) is not required to issue Acceptances under
Section 7.10 (unless such Lender complies with Section 5.13) or (iv) in connection with any proposed amendment, modification, supplement or waiver with respect to any of the provisions of the Loan Documents as contemplated in
Section 15.1 where such amendment, modification, supplement or waiver has been approved by the Required Lenders (and, if applicable, the Required Prepayment Lenders and/or Majority Facility Lenders) in accordance with such Section, fails to consent to any such proposed action and (b) replace or remove any Lender that requests reimbursement for amounts owing pursuant to Section 7.11 or 7.13, in each case with a replacement financial institution and, if the Borrower elects to remove such Lender, terminate such Lender's applicable Revolving Credit Commitment hereunder; provided that (i) such replacement or removal does not
                      --------
conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement or removal, (iii) prior to any such replacement or removal pursuant to clause (b) above, such Lender shall have taken no action under Section 7.15 so as to eliminate the continued need for payment of amounts owing pursuant to Section 7.11 or 7.13,
(iv) the relevant Borrower shall be liable to such replaced Lender under Section
7.12 (as though Section 7.12 were applicable) if any Eurodollar Loan owing to such replaced Lender or Acceptance created by such Lender shall be purchased other than on the last day of the Interest Period or maturity date relating thereto, (v) any such replacement or removal, as the case may be, shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agents or any other Lender shall have against the replaced or removed Lender,
(vi) in the case of replacement of a Lender under this Sectio n 7.16, the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement,
(vii) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the General Administrative Agent, (viii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 15.6 (provided that no registration and processing fee referred to therein shall be required to be paid in connection therewith), and
(ix) the relevant Borrower shall pay all additional amounts (if any) required pursuant to Section 7.11 or 7.13, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated. If the Borrower elects to remove a Lender under clause (b) of this Section 7.16 and if such Lender has any Loans outstanding at such time, the consent of the General Administrative Agent and the Required Lenders shall be required to terminate such Lender's Revolving Credit Commitment and in the case of replacement of a non-consenting Lender under clause (a)(iii) of this Section 7.16, the Borrower shall replace such Lender within 120 days of such Lender's failure to consent to the proposed action.

                   SECTION 8. REPRESENTATIONS AND WARRANTIES

          To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, issue or participate in the Letters of Credit, Holdings and the Borrowers hereby represent and warrant to each Agent and each Lender that (it being understood that the representations and warranties of the Canadian Borrower are made only with respect to matters relating to it):

          8.1  Financial Condition. (a) The unaudited pro forma consolidated
               -------------------                    --- -----
balance sheet of Holdings and its consolidated Subsidiaries as at April 2, 2000 (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished
      -----------------------
to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the IPO (and the use of proceeds thereof) and the Pensar Acquisition, (ii) the Loans to be made and the Acceptances to be created on the Restatement Effective Date and the use of proceeds thereof, (iii) the Loan repayments to be made on the Restatement Effective Date and (iv) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information reasonably available to the Borrower as of the date of delivery thereof and on good faith estimates and assumptions believed to be reasonable at the time made, and presents fairly in all material respects on a pro forma
                                                                    --- -----
basis the estimated financial position of Holdings and its consolidated Subsidiaries as at April 2, 2000, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated balance sheet of Holdings as at December 31, 1999, and the related consolidated statements of earnings (loss), changes in shareholders' equity (deficiency) and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from KPMG LLP, present fairly in all material respects the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of Holdings as at April 2, 2000, and the related unaudited consolidated statements of earnings (loss), changes in shareholders' equity (deficiency) and of cash flows for the fiscal quarter ended on such date, present fairly in all material respects the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations for the fiscal quarter then ended (subject to normal year-end audit adjustments and the absence of certain notes thereto). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Immediately prior to the consummation of the Pensar Acquisition, Holdings does not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 1999 to and including the date hereof there has been no Disposition by Holdings of any material part of its business or Property.

          8.2  No Change. Since December 31, 1999, there has been no development
               ---------
or event that has had or could reasonably be expected to have a Material Adverse Effect.

          8.3  Corporate Existence; Compliance with Law. Each of Holdings and
               ----------------------------------------
its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified and/or in good standing could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.4  Corporate Power; Authorization; Enforceable Obligations. Each
               -------------------------------------------------------
Loan Party has the corporate power and authority, and the le gal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of each Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Pensar Acquisition, the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 8.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect, (ii) other consents required in connection with the Pensar Acquisition, the failure to obtain which could not reasonably be expected to have a Material Adverse Effect, and (iii) the filings referred to in Section 8.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          8.5  No Legal Bar. The execution, delivery and performance of this
               ------------
Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any material Requirement of Law or any material Contractual Obligation of Holdings or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any material Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents). No Contractual Obligation applicable to Holdings or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          8.6  No Material Litigation. Except as disclosed on Schedule 8.6, as
               ----------------------
of the date hereof, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings, threatened by or against Holdings or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

          8.7  No Default. Neither Holdings nor any of its Subsidiaries is in
               ----------
default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          8.8  Ownership of Property; Liens. Each of Holdings and its
               ----------------------------
Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other Property material to the conduct of its Business, and none of such Property is subject to any Lien except as permitted by Section 11.3.

          8.9  Intellectual Property. Holdings and each of its Subsidiaries
               ---------------------
owns, or is licensed to use, or otherwise has the right to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except for any failure to so own, license or have the right to use Intellectual Property which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No material claim has been asserted and is pending by any Person against Holdings or any of its Subsidiaries challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property by Holdings or any of its Subsidiaries or the validity or effectiveness of any Intellectual Property used by Holdings or any of its Subsidiaries, except for any claims which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by Holdings and its Subsidiaries does not infringe on the rights of any Person in any respect which could reasonably be expected to have a Material Adverse Effect.

          8.10 Taxes. Each of Holdings and each of its Subsidiaries has filed or
               -----
caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all material taxes shown to be due and payable on said returns prior to the date penalties or interest attach thereto or on any assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings or its Subsidiaries, as the case may be); and no tax Lien has been filed that is not permitted by Section 11.3, and, to the knowledge of Holdings, no claim is being asserted, with respect to any such tax, fee or other charge.

          8.11 Federal Regulations. No part of the proceeds of any Loans will be
               -------------------
used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the General Administrative Agent, the relevant Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

          8.12 Labor Matters. There are no strikes or other labor disputes
               -------------
against Holdings or any of its Subsidiaries pending or, to the knowledge of Holdings, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Holdings and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from Holdings or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Holdings or the relevant Subsidiary.

          8.13 ERISA. Neither a Reportable Event nor an "accumulated funding
               -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five- year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither Holdings nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither Holdings nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          8.14 Investment Company Act; Other Regulations. No Loan Party is an
               -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

          8.15 Subsidiaries. The Subsidiaries listed on Schedule 8.15 constitute
               ------------
all the Subsidiaries of Holdings at the date hereof. Schedule 8.15 sets forth as of the Restatement Effective Date the name and jurisdiction of incorporation of each Subsidiary and, as to each Subsidiary, the percentage of each class of Capital Stock owned by each Loan Party.

          8.16 Use of Proceeds. The proceeds of the Loans shall be used for the
               ---------------
purposes set forth in Section 7.14.

          8.17 Environmental Matters. Other than exceptions to any of the
               ---------------------
following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

          (a) Holdings and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

          (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by Holdings or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re- use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of Holdings or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to Holdings or any of its Subsidiaries, or (ii) interfere with Holdings or any of its Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by Holdings or any of its Subsidiaries.

          (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which Holdings or any of its Subsidiaries is, or to the knowledge of Holdings or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened.

          (d) Neither Holdings nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

          (e) Neither Holdings nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

          (f) Neither Holdings nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

          8.18 Accuracy of Information, etc. Subject to the next succeeding
               ----------------------------
sentence and to the qualification provided therein, no statement or information contained in this Agreement, any other Loan Document, the Confidential Information Package or any other document, certificate or statement furnished to any Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Package, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The projections and pro forma financial information contained in the
                          --- -----
materials referenced above are based upon good faith estimates and assumptions believed by management of Holdings to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. As of the date hereof, the representations and warranties of each of the Loan Parties and, to the best knowledge of Holdings, each of the other parties thereto contained in the Pensar Acquisition Documentation are true and correct in all material respects. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Package or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          8.19 Security Documents. (a) The Guarantee and Collateral Agreement is
               ------------------
effective to create in favor of the General Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, when any stock certificates representing such Pledged Stock are delivered to the General Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 8.19(a)-1 (which financing statements have been duly completed and executed and delivered to the General Administrative Agent) and such other filings as are specified on Schedule 3 to the Guarantee and Collateral Agreement (all of which filings have been duly completed), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 11.3). Schedule 8.19(a)-2 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Restatement Effective Date.
Schedule 8.19(a)-3 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Restatement Effective Date; and on or prior to the Original Closing Date, the U.S. Borrower will have delivered to the General Administrative Agent, or caused to be filed, duly completed UCC termination statements, signed by the relevant secured party, in respect of each UCC Financing Statement listed in Schedule 8.19(a)-3.

          (b) Each Canadian Security Document is effective to create in favor of the General Administrative Agent, for the benefit of the Canadian Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Canadian Security Documents, when any stock certificates representing such Pledged Stock are delivered to the General Administrative Agent, and in the case of the other Collateral described in the Canadian Security Documents, when financing statements or other registrations specified in Schedule 8.19(b)-1 are registered in the offices specified therein, the Canadian Security Documents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Canadian Borrower Obligations in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 11.3). Schedule 8.19(b)-2 lists each registered financing statement or other registration made under the Personal Property Security Act (Ontario) ("PPSA") and similar legislation in effect in
                                  ----
each of the other provinces of Canada and under The Bank Act (Canada) that (i) names any Loan Party as debtor and (ii) will remain on file after the Restatement Effective Date. Schedule 8.19(b)-3 lists each registered financing statement or other registration made under the PPSA and similar legislation in effect in each of the other provinces of Canada and under The Bank Act (Canada) that (i) names any Loan Party as debtor and (ii) will be discharged on or prior to the Original Closing Date; and on or prior to the Restatement Effective Date, the Canadian Borrower will have delivered to the Canadian Administrative Agent, or caused to be filed, duly completed financing change statements, designated as discharges or other releases and discharges in form satisfactory to the Canadian Administrative Agent signed by the relevant secured party, in respect of each registered financing statement listed in Schedule 8.19(b)-3.

          8.20 Solvency. Each of (i) Holdings and its Subsidiaries on a
               --------
consolidated basis, (ii) the U.S. Borrower and its Subsidiaries on a consolidated basis, and (iii) the Canadian Borrower and its Subsidiaries on a consolidated basis is, and after giving effect to the Pensar Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          8.21 Insurance. The insurance certificates delivered to the General
               ---------
Administrative Agent pursuant to the Original Credit Agreement continue to satisfy the requirements of Section 5.3 of the Guarantee and Collateral Agreement and the comparable provisions of the other Security Documents.

                        SECTION 9. CONDITIONS PRECEDENT

          9.1  Conditions to Original Closing Date and Initial Extension of
               ------------------------------------------------------------
Credit. The agreement of each Lender to make the initial Extension of Credit
------
requested to be made by it hereunder was subject to the satisfaction, prior to or concurrently with the making of such Extension of Credit on the Original Closing Date, of the following conditions precedent, each of which was satisfied or waived prior to the Initial Extension of Credit:

          (a)  Loan Documents. The Administrative Agents shall have received (i)
               --------------
the Original Credit Agreement, executed and delivered by a duly authorized officer of Holdings and each Borrower, (ii) the Original Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of Holdings, the U.S. Borrower and each Subsidiary Guarantor and (iii) each Canadian Security Document, executed by a duly authorized officer of each party thereto.

          (b)  Transactions, etc. The following transactions shall have been
               -----------------
consummated, in each case on terms and conditions reasonably satisfactory to the
Lenders:

                    (i) the Transactions shall have been consummated in accordance with the Transaction Documentation for aggregate consideratio n not exceeding $160,000,000; and

                    (ii) Investors shall have invested at least $16,730,000 in cash to buy shares of the Loan Parties.

     The capital structure of each Loan Party after the Transactions shall be satisfactory to the General Administrative Agent.

          (c)  Pro Forma Balance Sheet; Financial Statements. The Lenders shall
               ---------------------------------------------
have received (i) the Pro Forma Balance Sheet referred to in the Original Credit Agreement, and (ii) unaudited interim consolidated financial statements of each of the Canadian Borrower and the U.S. Borrower (in each case, prior to the consummation of the Transactions) for each fiscal month and quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to Section 8.1 of the Original Credit Agreement as to which such financial statements are available; and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of either the Canadian Borrower or the U.S. Borrower, as reflected in the financial statements or projections contained in the Confidential Information Memorandum referred to in the Original Credit Agreement.

          (d)  Approvals. All material governmental and third party approvals
               ---------
(including landlords' and other consents) necessary in connection with the Transactions, the continuing operations of Holdings, the Borrowers and their Subsidiaries and the transactions contemplated by the Original Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing contemplated hereby.

          (e)  Related Agreements. The Administrative Agents shall have
               ------------------
received, with a copy for each Lender, true and correct copies, certified as to authenticity by the relevant Borrower, of any debt instrument, security agreement or other material contract that they have requested to which the Loan Parties may be a party.

          (f)  Termination of Existing Credit Facilities. The General
               -----------------------------------------
Administrative Agent acting reasonably and in good faith shall have received evidence satisfactory to the General Administrative Agent that all of the outstanding Indebtedness of Holdings or any Subsidiary shall have been repaid in full and the commitments thereunder terminated (other than any such Indebtedness permitted by Section 11.2 of the Original Credit Agreement to remain outstanding) shall be simultaneously terminated, all amounts thereunder shall be simultaneously paid in full and arrangements satisfactory to the General Administrative Agent acting reasonably and in good faith shall have been made for the termination of Liens and security interests granted in connection therewith.

          (g)  Fees. The Lenders and the Agents shall have received all fees
               ----
required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursement s and other charges of counsel to the Agents), on or before the Original Closing Date. All such amounts will be paid with proceeds of Loans made on the Original Closing Date and will be reflected in the funding instructions given by the Borrowers to the Administrative Agents on or before the Original Closing Date.

          (h)  Business Plan. The Lenders shall have received a satisfactory
               -------------
business plan for fiscal years 1999-2007 and a satisfactory written analysis of the business and prospects of the Borrowers and their Subsidiaries for the period from the Original Closing Date through 2007.

          (i)  Solvency Analysis. The Lenders shall have received a reasonably
               -----------------
satisfactory solvency analysis certified by the vice president -- finance of Holdings which shall document the solvency of Holdings and its Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby.

          (j)  Lien Searches. The Administrative Agents shall have received the
               -------------
results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the Loan Parties, and such search shall reveal no liens on any of the assets of the Loan Party, except for Liens permitted by Section 11.3 of the Original Credit Agreement.

          (k)  Environmental Matters. The General Administrative Agent shall
               ---------------------
have received, with a copy for each Lender, a written environmental assessment regarding the Borrowers and their Subsidiaries, prepared by an environmental consultant acceptable to the Administrative Agent, in form, scope, and substance satisfactory to the General Administrative Agent, together with a letter from the environmental consultant permitting the Agents and the Lenders to rely on the environmental assessment as if addressed to and prepared for each of them.

          (l)  Closing Certificate. The Administrative Agents shall have
               -------------------
received a certificate of each Loan Party, dated the Original Closing Date, substantially in the form of Exhibit C to the Original Credit Agreement, with appropriate insertions and attachments.

          (m)  Legal Opinions. The Administrative Agents shall have received the
               --------------
following executed legal opinions:

                    (i) the legal opinion of Ropes & Gray, counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit F-1 to the Original Credit Agreement;

                    (ii) the legal opinions of (x) McMillan Binch and (y) Stewart, McKelvey, Stirling, Scales, Canadian counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit F-2 to the Original Credit Agreement; and

                    (iii) to the extent consented to by the relevant counsel, each legal opinion, if any, delivered in connection with the Transaction Documents, accompanied by a reliance letter in favor of the Lenders.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the General Administrative Agent may reasonably require.

          (n)  Pledged Stock; Stock Powers; Acknowledgment and Consent. The
               -------------------------------------------------------
General Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Original Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (ii) an Acknowledgment and Consent, substantially in the form of Annex II to the Original Guarantee and Collateral Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Original Guarantee and Collateral Agreement that is not itself a party to the Original Guarantee and Collateral Agreement and (iii) each promissory note pledged pursuant to the Original Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the General Administrative Agent) by the pledgor thereof. The Canadian Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Canadian Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof or registered in the name of the Canadian Administrative Agent or its nominees, all as the Canadian Administrative Agent shall direct, (ii) an Acknowledgment and Consent, substantially in the form attached to any of the Canadian Security Documents, duly executed by any issuer of Capital Stock pledged pursuant to any of the Canadian Security Documents that is not itself a party to any of the Canadian Security Documents and (iv) each promissory note pledged pursuant to any of the Canadian Security Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Canadian Administrative Agent) by the pledgor thereof.

          (o)  Filings, Registrations and Recordings. Each document (including,
               -------------------------------------
without limitation, any Uniform Commercial Code financing statement and any PPSA financing statement) required by the Security Documents or under law or reasonably requested by the General Administrative Agent to be filed, registered or recorded in order to create in favor of the General Administrative Agent or the Canadian Administrative Agent, as the case may be, for the benefit of the relevant Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 11.3), shall have been filed, registered or recorded or shall have been delivered to the General Administrative Agent or the Canadian Administrative Agent, as the case may be, in proper form for filing, registration or recordation.

          (p)  Insurance. The General Administrative Agent shall have received
               ---------
insurance certificates satisfying the requirements of Section 5.3 of the Original Guarantee and Collateral Agreement and the comparable provisions of the other Security Documents.

          9.2  Conditions to Restatement Effective Date. The occurrence of the
               ----------------------------------------
Restatement Effective Date, and the agreement of each Lender to make any Extension of Credit requested to be made by it hereunder on or after the Restatement Effective Date, are subject to the satisfaction on or prior to the Restatement Effective Date of the following conditions precedent:

          (a)  Loan Documents. The Administrative Agents shall have received (i)
               --------------
this Agreement, executed and delivered by a duly authorized officer of Holdings, each Borrower, (ii) Lender Addenda signed by (A) each Tranche A Term Loan Lender, U.S. Revolving Credit Lender, Tranche C Term Loan Lender and Canadian Lender that will be a party hereto on the Restatement Effective Date after giving effect to the repayment of Loans occurring on such date and (B) if any Tranche B Term Loans are to remain outstanding after the Restatement Effective Date, the Majority Facility Lenders in respect of the Tranche B Term Loan Facility (determined prior to any prepayments made on the Restatement Effective
Date), (iii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of Holdings, the U.S. Borrower and each Subsidiary Guarantor and (iv) an Acknowledgment and Confirmation with respect to each Canadian Security Document, executed by a duly authorized officer of each party to such Canadian Security Document.

          (b)  Pensar Acquisition. The Pensar Acquisition shall have been
               ------------------
accomplished in accordance with the Pensar Acquisition Documents, and the General Administrative Agent shall have received reasonably satisfactory evidence thereof.

          (c)  IPO. The IPO shall have been consummated, and the General
               ---
     Administrative Agent shall have received reasonably satisfactory evidence thereof.

          (d)  Repayment of Loans and Other Indebtedness. The net cash proceeds
               -----------------------------------------
of the IPO shall have been applied to make the following repayments:

                    (i)   Canadian Term Loans. The Canadian Term Loans shall
                          -------------------
          have been repaid in full, and all accrued and unpaid interest and other amounts owing by the Canadian Borrower in respect thereof shall have been paid in full.

                    (ii)  Tranche B Term Loans. The Tranche B Term Loans shall
                          --------------------
          have been repaid in full (other than the Tranche B Term Loans owing to any Lender that declines such repayment pursuant to Section 7.5(i)), and all accrued and unpaid interest and other amounts owing by the U.S. Borrower in respect of the Tranche B Term Loans so repaid shall have been paid in full.

                    (iii) Other Loans. The $15,000,000 aggregate principal
                          -----------
          amount of 2000 Subordinated Notes, unsecured loans and loans secured by fixed assets made to the Borrowers since May 18, 2000 shall have been repaid in full, and all accrued and unpaid interest and other amounts owing by the relevant Borrower in respect thereof shall have been paid in full.

                    (iv) Tranche C Term Loans. If the U.S. Borrower shall
                         --------------------
          determine to do so, the Tranche C Term Loans shall have been repaid in full, and all accrued and unpaid interest and other amounts owing by the U.S. Borrower in respect thereof (including prepayment fees owing pursuant to Section 7.4(d)) shall have been repaid in full.

                    (v)  U.S. Revolving Credit Loans and Canadian Revolving
                         --------------------------------------------------
          Credit Loans. The net cash proceeds of the IPO remaining after giving
          ------------
          effect to the payments described in the foregoing clauses (i) through
          (iv) and after giving effect to the payment of the cost of the Pensar Acquisition and related fees and expenses shall have been applied toward repayment of the U.S. Revolving Credit Loans and the Canadian Revolving Credit Loans (without any corresponding reduction in the Commitments).

          (e)  Borrowings and Repayments. The U.S. Borrower and the Canadian
               -------------------------
Borrower, as applicable, shall have made such repayments and reborrowings of U.S. Revolving Credit Loans and Canadian Revolving Credit Loans such that, after giving effect thereto, the outstanding principal amount of U.S. Revolving Credit Loans and Canadian Revolving Credit Loans owing to the Lenders shall be proportionate to the relevant Commitments of the Lenders.

          (f)  Amendment Fee. The General Administrative Agent shall have
               -------------
received from Holdings, for the account of each Lender which has executed a Lender Addendum granting its consent to this Agreement, an amendment fee equal to .50% of the aggregate amount of such Lender's Extensions of Credit and undrawn Commitments under the Existing Credit Agreement immediately prior to the Restatement Effective Date (other than any such Extensions of Credit in the form of Tranche B Term Loans that are prepaid on the Restatement Effective Date and other than Tranche C Term Loans).

          (g)  Pro Forma Balance Sheet; Financial Statements. The Lenders shall
               ---------------------------------------------
have received (i) the Pro Forma Balance Sheet, and (ii) the financial statements referred to in Section 8.1(b).

          (h)  Approvals. All material governmental and third party approvals
               ---------
(including landlords' and other consents) necessary in connection with the Pensar Acquisition, the continuing operations of Holdings, the Borrowers and their Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect.

          (i)  Related Agreements. The Administrative Agents shall have
               ------------------
received, with a copy for each Lender, true and correct copies, certified as to authenticity by the relevant Borrower, of any debt instrument, security agreement or other material contract that they have requested to which the Loan Parties may be a party.

          (j)  Fees. The Lenders and the Agents shall have received all fees
               ----
required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Restatement Effective Date. All such amounts will be paid with proceeds of Loans made on the Restatement

Effective Date and will be reflected in the funding instructions given by the Borrowers to the Administrative Agents on or before the Restatement Effective Date.

          (k) Business Plan. The Lenders shall have received a satisfactory
              -------------
business plan for fiscal years 2000-2005 and a satisfactory written analysis of the business and prospects of the Borrowers and their Subsidiaries for the period from the Restatement Effective Date through 2005.

          (l) Lien Searches. The Administrative Agents shall have received the
              -------------
results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the Loan Parties, and such search shall reveal no liens on any of the assets of the Loan Party, except for Liens permitted by Section 11.3.

          (m) Closing Certificate. The Administrative Agents shall have received
              -------------------
a certificate of each Loan Party, dated the Restatement Effective Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

          (n) Legal Opinions. The Administrative Agents shall have received the
              --------------
following executed legal opinions:

                    (i) the legal opinion of Ropes & Gray, counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit F-1;

                    (ii) the legal opinions of (x) McMillan Binch and (y) Stewart, McKelvey, Stirling, Scales, Canadian counsel to Holdings and its Subsidiaries, substantially in the form of Exhibit F-2; and

                    (iii) to the extent consented to by the relevant counsel, each legal opinion, if any, delivered in connection with the Pensar Acquisition Documents, accompanied by a reliance letter in favor of the Lenders.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the General Administrative Agent may reasonably require.

          (o) Pledged Stock; Stock Powers; Acknowledgment and Consent. The
              -------------------------------------------------------
General Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (ii) an Acknowledgment and Consent, substantially in the form of Annex II to the Guarantee and Collateral Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement that is not itself a party to the Guarantee and Collateral Agreement and (iii) each promissory note pledged pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the General Administrative Agent) by the pledgor thereof.

The Canadian Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Canadian Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof or registered in the name of the Canadian Administrative Agent or its nominees, all as the Canadian Administrative Agent shall direct, (ii) an Acknowledgment and Consent, substantially in the form attached to any of the Canadian Security Documents, duly executed by any issuer of Capital Stock pledged pursuant to any of the Canadian Security Documents that is not itself a party to any of the Canadian Security Documents and (iv) each promissory note pledged pursuant to any of the Canadian Security Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Canadian Administrative Agent) by the pledgor thereof.

          (p) Filings, Registrations and Recordings. Each document (including,
              -------------------------------------
without limitation, any Uniform Commercial Code financing statement and any PPSA financing statement) required by the Security Documents or under law or reasonably requested by the General Administrative Agent to be filed, registered or recorded in order to create in favor of the General Administrative Agent or the Canadian Administrative Agent, as the case may be, for the benefit of the relevant Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 11.3), shall have been filed, registered or recorded or shall have been delivered to the General Administrative Agent or the Canadian Administrative Agent, as the case may be, in proper form for filing, registration or recordation.

          9.3 Conditions to Each Extension of Credit. The agreement of each
              --------------------------------------
Lender to make any Extension of Credit requested to be made by it hereunder on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and
              ------------------------------
warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date.

          (b) No Default. No Default or Event of Default shall have occurred and
              ----------
be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

Each borrowing by, issuance of a Letter of Credit for the account of, or creation of an Acceptance for the account of, any Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the conditions contained in this Section 9.3 have been satisfied.

                       SECTION 10. AFFIRMATIVE COVENANTS

          Holdings and each Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit or Acceptance (which has not been cash collateralized in the manner described in the third to final and penultimate paragraphs of Section

13) remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and each Borrower shall and shall cause each of its Subsidiaries to:

          10.1 Financial Statements. Furnish to each Agent and each Lender:
              --------------------

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries and the unaudited consolidated balance sheet of each Borrower and its respective consolidated Subsidiaries as at the end of such year and the related audited consolidated, in the case of Holdings, and unaudited consolidated, in the case of each Borrower, statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries and the unaudited consolidated balance sheet of each Borrower and its respective consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of certain notes); and

          (c) as soon as available, but in any event not later than 45 days after the end of each month occurring during each fiscal year of Holdings (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of Holdings and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of certain notes);

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          10.2 Certificates; Other Information. Furnish to each Agent and each
              -------------------------------
Lender, or, in the case of clause (f), to the relevant Lender:

          (a) concurrently with the delivery of the financial statements referred to in Section 10.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certifications of accountants are not required to the extent inconsistent with customary practices in the profession);

          (b) concurrently with the delivery of any financial statements pursuant to Section 10.1, (i) a certificate of a Responsible Officer stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information necessary for determining compliance by Holdings, Holdings and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of Holdings, as the case may be, and (y) to the extent not previously disclosed to the relevant Administrative Agent, a listing of any county or state within the United States or any Province of Canada where any Loan Party keeps inventory or equipment and of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Restatement Effective Date);

          (c) as soon as available, and in any event no later than 90 days after the end of each fiscal year of Holdings, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year which are delivered to the Board of Directors of Holdings for its review (collectively, the "Projections "), which Projections shall in each case be accompanied by a
 -----------
certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions at the time made in light of the circumstances then existing and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect (it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount);

          (d) within five days after the same are sent, copies of all financial statements and reports that Holdings sends to the holders of any class of its debt securities or public equity securities and, promptly after the same are filed, copies of all financial statements and reports that Holdings may make to, or file with, the SEC;

          (e) as soon as possible and in any event within five days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by Holdings and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, Holdings or any Subsidiary; and

          (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          10.3 Collateral Reports. Each Borrower, at its own expense, shall
              ------------------
deliver or cause to be delivered the following:

          (a) to the Collateral Monitoring Agent, within fifteen (15) Business Days after the end of each fiscal month (together with a copy of all or any part of such delivery requested by any Lender in writing after the Original Closing
Date), a Borrowing Base Certificate of such Borrower accompanied by such supporting detail and documentation as shall be requested by the Collateral Monitoring Agent in its reasonable discretion;

          (b) to the Collateral Monitoring Agent, the results of each physical verification, if any, which such Borrower or any of its Subsidiaries may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if a Default or an Event of Default shall have occurred and be continuing, the Borrowers shall, upon the request of the Collateral Monitoring Agent, conduct, and deliver the results of, such physical verifications as the Collateral Monitoring Agent may require, not to exceed four per fiscal year); and

          (c) to the Collateral Monitoring Agent such appraisals of its assets as the relevant Administrative Agent may request (i) at any time after the occurrence and during the continuance of a Default or an Event of Default and
(ii) at any other time, not more frequently than twice in each fiscal year, such appraisals to be conducted by an appraiser, and in form and substance, satisfactory to the Collateral Monitoring Agent; provided, that such appraisals
                                                 --------
(other than the second appraisal in any fiscal year requested pursuant to clause
(ii) of this sentence) shall be at the expense of the relevant Borrower.

          10.4 Payment of Obligations. Pay, discharge or otherwise satisfy at or
              ----------------------
before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings or its Subsidiaries, as the case may be or (b) the failure to so pay, discharge or otherwise satisfy any such obligations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          10.5 Conduct of Business and Maintenance of Existence, etc. (a) (i)
              -----------------------------------------------------
Preserve, renew and keep in full force and effect its existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 11.4 and except, in the case of clause
(ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          10.6 Maintenance of Property; Insurance. (a) Keep all material
               ----------------------------------
tangible Property useful and necessary in its business in good working order and condition, ordinary wear and tear and damage occurring as a result of a casualty event excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          10.7 Inspection of Property; Books and Records; Discussions. (a) Keep
              ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agents to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of Holdings and its Subsidiaries with officers and employees of Holdings and its Subsidiaries and with its independent certified public accountants, provided
                                                                    --------
that all such visits and inspections shall be coordinated through the Administrative Agents.

          10.8 Notices. Promptly give notice to the Administrative Agent and
              -------
each Lender of:

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of Holdings or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between Holdings or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting Holdings or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after Holdings or any Borrower knows or has reason to know thereof unless any such event could not, individually or together with all such other events, reasonably be expected to have a Material Adverse Effect: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or Holdings or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

          (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings or the relevant Subsidiary proposes to take with respect thereto.

          10.9  Environmental Laws. (a) Comply in all material respects with,
               ------------------
and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except for such failures to comply which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except for such failures to comply which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          10.10 Interest Rate Protection. Within 60 days after the Restatement
               ------------------------
Effective Date, enter into Hedge Agreements to the extent necessary to provide that at least 33 1/3% of the aggregate principal amount of Funded Debt of Holdings and its Subsidiaries is subject to either a fixed interest rate or interest rate protection for a period of not less than two years, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the General Administrative Agent.

          10.11 Additional Collateral, etc. (a) With respect to any Property
               --------------------------
acquired after the Original Closing Date by Holdings, the U.S. Borrower or any of its Subsidiaries (other than (w) Property of any Canadian Entity, (x) any Property described in paragraph (b) or paragraph (c) of this Section, (y) any Property subject to a Lien expressly permitted by Section 11.3(g) and (z) Property acquired by an Excluded Foreign Subsidiary) as to which the General

Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the General Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the General Administrative Agent deems necessary or advisable to grant to the General Administrative Agent, for the benefit of the Lenders, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the General Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property (subject to Liens permitted under Section 11.3), including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the General Administrative Agent.

          (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least U.S.$500,000 acquired after the Original Closing Date by Holdings, the U.S. Borrower or any of its Subsidiaries (other than any such real property (x) owned by an Excluded Foreign Subsidiary (y) owned by a Canadian Entity or (z) subject to a

Lien expressly permitted by Section 11.3(g)), promptly (i) execute and deliver a first priority mortgage or deed of trust in favor of the General Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the General Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the General Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the general Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the General Administrative Agent and (iii) if requested by the General Administrative Agent, deliver to the General Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the General Administrative Agent.

          (c) With respect to any new Subsidiary (other than (x) an Excluded Foreign Subsidiary or (y) a Canadian Entity) created or acquired after the Original Closing Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), by Holdings, the U.S. Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the U.S. Borrower or any of its Subsidiaries (subject to Liens permitted under Section 11.3), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the U.S. Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the General Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the General Administrative Agent, and (iv) if requested by the General Administrative Agent, deliver to the General Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the General Administrative Agent.

          (d) With respect to any new Excluded Foreign Subsidiary or any Canadian Entity created or acquired after the Original Closing Date by Holdings, the U.S. Borrower or any of its Subsidiaries (other than any Excluded Foreign Subsidiaries), promptly (i) execute and deliver to the General Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the General Administrative Agent deems necessary or advisable in order to grant to the General Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the U.S. Borrower or any of its Subsidiaries (other than any Excluded Foreign Subsidiaries), (provided that in no event shall more than 65% of the total outstanding Capital

Stock of any such new Excluded Foreign Subsidiary be required to be so pledged),
(ii) deliver to the General Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the General Administrative Agent, desirable to perfect the Lien of the General Administrative Agent thereon, and (iii) if requested by the General Administrative Agent, deliver to the General Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the General Administrative Agent.

          (e) With respect to any Property acquired after the Original Closing Date by the Canadian Borrower or any of its Subsidiaries (other than (x) any Property described in paragraph (f) of this Section or (y) any Property subject to a Lien expressly permitted by Section 11.3(g) as to which the Canadian Administrative Agent, for the benefit of the Canadian Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Canadian Administrative Agent such amendments to the relevant Canadian Security Document or such other documents as the Canadian Administrative Agent deems necessary or advisable to grant to the Canadian Administrative Agent, for the benefit of the Canadian Lenders, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Canadian Administrative Agent, for the benefit of the Canadian Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of financing statements in such jurisdictions as may be required by the relevant Canadian Security Document or by law or as may be requested by the Canadian Administrative Agent.

          (f) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least U.S.$500,000 acquired after the Original Closing Date by the Canadian Borrower or any of its Subsidiaries (other than any such real property subject to a Lien expressly permitted by Section 11.3(g)), promptly (i) execute and deliver a first priority mortgage in favor of the Canadian Administrative Agent, for the benefit of the Canadian Lenders, covering such real property, (ii) if requested by the Canadian Administrative Agent, provide the Canadian Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Canadian Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Canadian Administrative Agent in connection with such mortgage, each of the foregoing in form and substance reasonably satisfactory to the Canadian Administrative Agent and (iii) if requested by the Canadian Administrative Agent, deliver to the Canadian Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the General Administrative Agent.

          (g) With respect to any new Subsidiary created or acquired after the Original Closing Date, by the Canadian Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Canadian Administrative Agent such amendments to the relevant Canadian Security Document as the Canadian Administrative Agent deems necessary or advisable to grant to the Canadian Administrative Agent, for the benefit of the Canadian Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Canadian Borrower or any of its Subsidiaries, (ii) deliver to the Canadian Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Canadian Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the relevant Canadian Security Document and (B) to take such actions necessary or advisable to grant to the Canadian Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the relevant Canadian Security Document with respect to such new Subsidiary, including, without limitation, the filing of financing statements in such jurisdictions as may be required by the relevant Canadian Security Document or by law or as may be requested by the Canadian Administrative Agent, and (iv) if requested by the Canadian Administrative Agent, deliver to the Canadian Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Canadian Administrative Agent.

          10.12 Further Assurances. From time to time execute and deliver, or
               ------------------
cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the General Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agents and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Holdings or any Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by any Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, Holdings will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the relevant Administrative Agent or such Lender may be required to obtain from Holdings or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

                        SECTION 11. NEGATIVE COVENANTS

          Holdings and each Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit or Acceptance (which has not been cash collateralized in the manner described in the third to final and penultimate paragraphs of Section 13) remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          11.1 Financial Condition Covenants.
               -----------------------------

          (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage
              ---------------------------
Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                                             106
                                                    Consolidated
          Fiscal Quarter                            Leverage Ratio
          --------------                            --------------

          FQ3 2000                                  4.00 to 1.00
          FQ4 2000                                  3.75 to 1.00
          FQ1 2001                                  3.75 to 1.00
          FQ2 2001                                  3.50 to 1.00
          FQ3 2001                                  3.50 to 1.00
          FQ4 2001                                  3.25 to 1.00
          FQ1 2002                                  3.25 to 1.00
          FQ2 2002                                  3.00 to 1.00
          FQ3 2002                                  3.00 to 1.00
          FQ4 2002                                  2.75 to 1.00
          FQ1 2003                                  2.75 to 1.00
          FQ2 2003                                  2.75 to 1.00
          FQ3 2003 and thereafter                   2.50 to 1.00

          (b) Consolidated First Priority Debt Ratio. Permit the Consolidated
              --------------------------------------
First Priority Debt Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                   Consolidated First Priority
          Fiscal Quarter                           Debt Ratio
          --------------                           ----------

          FQ3 2000                                 3.50 to 1.00
          FQ4 2000                                 3.50 to 1.00
          FQ1 2001                                 3.50 to 1.00
          FQ2 2001                                 3.25 to 1.00
          FQ3 2001                                 3.25 to 1.00
          FQ4 2001                                 3.00 to 1.00
          FQ1 2002                                 3.00 to 1.00
          FQ2 2002                                 2.75 to 1.00
          FQ3 2002                                 2.75 to 1.00
          FQ4 2002                                 2.50 to 1.00
          FQ1 2003                                 2.50 to 1.00
          FQ2 2003                                 2.50 to 1.00
          FQ3 2003 and thereafter                  2.25 to 1.00

; provided, that the covenant contained in this Section 11.1(b) shall cease to
  --------
apply when the Tranche C Term Loans have been repaid in full.

          (c) Consolidated Interest Coverage Ratio. Permit the Consolidated
              ------------------------------------
Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                       Consolidated Interest
          Fiscal Quarter                               Coverage Ratio
          --------------                               --------------

          FQ4 2000                                     2.75 to 1.00
          FQ1 2001                                     2.75 to 1.00
          FQ2 2001                                     2.75 to 1.00
          FQ3 2001                                     3.00 to 1.00
          FQ4 2001                                     3.25 to 1.00
          FQ1 2002                                     3.25 to 1.00
          FQ2 2002                                     3.50 to 1.00
          FQ3 2002                                     3.50 to 1.00
          FQ4 2002 and thereafter                      3.75 to 1.00


provided, that for purposes of calculating the foregoing ratio for the periods
--------
ending December 31, 2000, March 31, 2001 and June 30, 2001, Consolidated Cash Interest Expense for the relevant period shall be deemed to equal (i) in the case of the period ending December 31, 2000, Consolidated Cash Interest Expense for the fiscal quarter ending December 31, 2000 multiplied by 4, (ii) in the
                                                ---------------
case of the period ending March 31, 2001, Consolidated Cash Interest Expense for the two consecutive fiscal quarters ending March 31, 2001 multiplied by 2, and
                                                          -------------
(iii) in the case of the period ending June 30, 2001, Consolidated Cash Interest Expense for the three consecutive fiscal quarters ending June 30, 2001 multiplied by 4/3.
-------------

          (d) Minimum Consolidated EBITDA. Permit Consolidated EBITDA of
              ---------------------------
Holdings and its Subsidiaries for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the amount set forth below opposite such period:

          Period                                  Consolidated EBITDA
          ------                                  -------------------

          FQ3 2000                                U.S.$27,000,000
          FQ4 2000                                     31,000,000
          FQ1 2001                                     31,000,000
          FQ2 2001                                     31,000,000
          FQ3 2001                                     31,000,000
          FQ4 2001                                     35,750,000
          FQ1 2002                                     35,750,000
          FQ2 2002                                     35,750,000
          FQ3 2002                                     35,750,000
          FQ4 2002                                     39,300,000
          FQ1 2003                                     39,300,000
          FQ2 2003                                     39,300,000
          FQ3 2003                                     39,300,000
          FQ4 2003 and thereafter                      43,250,000

          11.2 Limitation on Indebtedness. Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except:

          (a) Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) (i) Indebtedness of the U.S. Borrower to any Subsidiary of the U.S. Borrower; (ii) Indebtedness of the Canadian Borrower to any Subsidiary of the Canadian Borrower; (iii) Indebtedness of any Wholly Owned Subsidiary Guarantor to the U.S. Borrower or any other Subsidiary of the U.S. Borrower; and
(iv) Indebtedness of the Canadian Borrower to any Canadian Entity which is a guarantor of the Canadian Borrower Obligations;

          (c) Indebtedness (including, without limitation, Capital Lease Obligations other than Sale/Leaseback transactions constituting Capital Lease Obligations permitted by Section 11.2(f)) secured by Liens permitted by Section 11.3(g) in an aggregate principal amount not to exceed U.S.$10,000,000 at any one time outstanding;

          (d) Indebtedness outstanding on the Restatement Effective Date and listed on Schedule 11.2(d), and any renewals, extensions, refundings or refinancings of any such Indebtedness, provided that (i) the principal amount of
                                       --------
such Indebtedness is not increased pursuant to any such renewal, extension, refunding or refinancing and (ii) the weighted average life to maturity of such Indebtedness after giving effect to such renewal, extension, refunding or refinancing is not earlier than the weighted average life to maturity of such Indebtedness immediately prior to such renewal, extension, refunding or refinancing;

          (e) (i) Guarantee Obligations made in the ordinary course of business by the U.S. Borrower or any of its Subsidiaries of obligations of the U.S. Borrower or any Subsidiary Guarantor and (ii) Guarantee Obligations made in the ordinary course of business by the Canadian Borrower or any Canadian Subsidiary Guarantor; and

          (f) Indebtedness of Holdings or any of its Subsidiaries arising out of any Sale/Leaseback Transaction permitted under Section 11.11 (to the extent such Sale/Leaseback Transactions would constitute Indebtedness) in an aggregate outstanding amount not to exceed $2,000,000;

          (g) (i) Indebtedness of Holdings with respect to Permitted Seller Debt in an aggregate principal amount at any time outstanding not exceeding U.S.$15,000,000, (ii) Indebtedness of Holdings or either Borrower incurred in connection with any Permitted Acquisition, or of any Person which becomes a Subsidiary after the Original Closing Date pursuant to any Permitted Acquisition, provided, that the aggregate principal amount of Indebtedness
             --------
incurred pursuant to this clause (ii) shall not exceed at any time outstanding an amount equal to the sum of (a) U.S.$15,000,000 plus (b) the lesser of (A) $25,000,000 and (B) the amount of Net Cash Proceeds of all Capital Stock Sales consummated after the Original Closing Date, (iii) Indebtedness of Holdings with respect to Acquisition Subordinated Debt in an aggregate principal amount at any time outstanding not exceeding U.S.$15,000,000 (provided, that the aggregate
                                                --------
principal amount of Indebtedness permitted by the foregoing clauses (i), (ii) and (iii) shall not at any time exceed the sum of (x) $25,000,000 and (y) the amount described in clause
(b) of the proviso to the foregoing clause (ii)), (iv) Indebtedness of any Person acquired in a Permitted Acquisition (other than the Pensar Acquisition), provided that (A) such Indebtedness existed at the time such Person became a
--------
Subsidiary and was not incurred in anticipation of such Permitted Acquisition and (B) the amount of such Indebtedness is not increased and (v) any renewals, extensions, refundings or refinancings of any Indebtedness permitted under this paragraph (g), (other than the Pensar Acquisition) provided that (A) the
                                                   --------
principal amount of such Indebtedness is not increased pursuant to any such renewal, extension, refunding or refinancing, (B) the weighted average life to maturity of such Indebtedness after giving effect to such renewal, extension, refunding or refinancing is not earlier than the weighted average life to maturity of such Indebtedness immediately prior to such renewal, extension, refunding or refinancing and (C) the aggregate principal amount of Indebtedness outstanding under this paragraph (g) shall not at any time exceed the amounts permitted in the foregoing clauses (i) through (iv);

          (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such
                                                       --------
Indebtedness is extinguished within two Business Days of notice to the relevant Borrower or the relevant Subsidiary of its incurrence;

          (i) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees or other similar obligations arising in the ordinary course of business, provided that no such bond or similar
                                    --------
obligation is provided to secure the repayment of other Indebtedness;

          (j) Indebtedness arising out of purchase price adjustments and customary indemnifications by Holdings or any of its Subsidiaries in connection with the Transactions or any Permitted Acquisition, so long as the aggregate obligations in respect of such purchase price adjustments would not result in a breach of the limitations set forth in Section 11.8;

          (k) Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business;

          (l) Guarantee Obligations made by Holdings of obligations of the U.S. Borrower in respect of the U.S. Borrower's lease of space located at 109 Constitution Boulevard, Franklin, Massachusetts from Lincoln Franklin LLC;

          (m) Indebtedness of any Person in respect of any Restricted Payment made to it and permitted pursuant to Section 11.6 to the extent such Restricted Payment is either made or recharacterized as a loan instead of a distribution;

          (n) Replacement Subordinated Debt, the proceeds of which are used to prepay the Tranche C Term Loans;

          (o) additional Indebtedness of the U.S. Borrower or any of its Subsidiaries in an aggregate principal amount (for the U.S. Borrower and all Subsidiaries) not to exceed U.S.$2,000,000 at any one time outstanding;

          (p) additional Indebtedness of the Canadian Borrower or any of its Subsidiaries in an aggregate principal amount (for the Canadian Borrower and all Subsidiaries) not to exceed U.S. $2,000,000 at any one time outstanding; and

          (q) until repayment thereof on the Restatement Effective Date, Indebtedness represented by the 2000 Subordinated Notes.

          11.3 Limitation on Liens. Create, incur, assume or suffer to exist any
               -------------------
Lien upon any of its Property, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes, assessments or governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained
             --------
on the books of Holdings or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business, and Liens imposed by law not securing Indebtedness, in each case which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions, minor defects or irregularities of title and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the Restatement Effective Date listed on
Schedule 11.3(f), securing Indebtedness permitted by Section 11.2(d), provided
                                                                      --------
that no such Lien is spread to cover any additional Property after the Restatement Effective Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of either Borrower or any other Subsidiary thereof incurred pursuant to Section 11.2(c) to finance the acquisition, repair or improvement of fixed or capital assets (including any interest or title of a lessor under any Capital Lease Obligation) and real property, provided that (i) such Liens shall be created within 180 days after
          --------
the acquisition, repair or improvement of such fixed or capital assets or real property, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          (h) Liens created pursuant to this Agreement and the Security
Documents;

          (i) any interest or title of a lessor under any lease entered into by Holdings or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

          (j) Liens securing Indebtedness permitted under Section 11.2(g)(ii) (or under Section 11.2(g)(v), to the extent such refinancing Indebtedness refinances Indebtedness incurred pursuant to Section 11.2(g)(ii)), provided,
                                                                   --------
that such Liens may encumber only the assets, or portions thereof, acquired in the Permitted Acquisition that was financed with the proceeds of such Indebtedness;

          (k) Liens arising from judgments or decrees which do not result in an Event of Default under Section 13(h);

          (l) Liens on any assets of a Person which becomes a Subsidiary after the date hereof pursuant to a Permitted Acquisition and Liens on fixed assets otherwise acquired pursuant to any such Permitted Acquisition, provided that (i)
                                                               --------
such Liens existed at the time such Person became a Subsidiary or such assets were acquired, as the case may be, and were not created in anticipation of the Permitted Acquisition, (ii) any such Lien does not by its terms cover any property or assets after the time such Person becomes a Subsidiary or such assets were acquired, as the case may be, which were not covered immediately prior thereto, (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary or such assets are acquired, as the case may be and (iv) such Liens secure only Indebtedness permitted under Section 11.2(g)(iv) (or under Section 11.2(g)(v), to the extent such refinancing Indebtedness refinances Indebtedness incurred pursuant to Section 11.2(g)(iv));

          (m) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any federal, state, county, municipal or other governmental authority now or hereafter enacted;

          (n) Liens securing reimbursement of obligations in respect of (i) documentary letters of credit, provided that such Liens cover only the
                               --------
documents, the goods covered thereby and the proceeds thereof and (ii) bankers' acceptances created in respect of drawings under such letters of credit, provided that such Liens cover only the specific goods financed under such
--------
letter of credit and the proceeds thereof;

          (o) Liens consisting of rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or operation of law, incurred in the ordinary course of business;

          (p) Liens encumbering customary initial deposits in respect of commodity trading accounts or other brokerage accounts incurred in the ordinary course of business;

          (q) Liens solely on any cash earnest money deposits made by Holdings or any Subsidiary in connection with any letter of intent or purchase agreement entered into by it in connection with a Permitted Acquisition;

          (r) Liens on goods in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of such goods;

          (s) Liens securing obligations (other than Indebtedness) under operating, reciprocal easements or similar agreements entered into in the ordinary course of business by Holdings and its Subsidiaries which do not materially interfere with the ordinary conduct of the business of Holdings and its Subsidiaries;

          (t) Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto; and

          (u) Liens not otherwise permitted by this Section 11.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined, in the case of each such Lien, as of the date such Lien is incurred) of the assets subject thereto exceeds (as to Holdings and all Subsidiaries) $5,000,000 at any one time.

          11.4 Limitation on Fundamental Changes. Enter into any merger,
               ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

          (a) any Subsidiary of either Borrower may be merged or consolidated with or into such Borrower (provided that such Borrower shall be the continuing
                            --------
or surviving corporation) or with or into any Subsidiary (provided that if any
                                                          --------
Subsidiary party to such merger or consolidation is a Subsidiary Guarantor or Canadian Subsidiary Guarantor, the surviving entity shall also be a Subsidiary Guarantor or Canadian Subsidiary Guarantor, as the case may be);

          (b) (i) either Borrower may Dispose of any or all of its assets

(including the Capital Stock of any Subsidiary) to any Subsidiary Guarantor and
(ii) any Subsidiary of either Borrower may Dispose of any or all of its assets (including Capital Stock of any other Subsidiary) (upon voluntary liquidation, dissolution or otherwise) to the U.S. Borrower and or any Subsidiary Guarantor and any Subsidiary of the Canadian Borrower may Dispose of any or all of its assets (including Capital Stock of any other Subsidiary) (upon voluntary liquidation, dissolution or otherwise) to the Canadian Borrower or any Canadian Subsidiary Guarantor;

          (c) either Borrower or any Subsidiary of either Borrower may merge with or consolidate with any Person in connection with any Permitted Acquisition, provided that (i) if a
             --------

Borrower is a party thereto, such Borrower is the surviving entity of such merger or consolidation and (ii) if a Subsidiary Guarantor or Canadian Subsidiary Guarantor is a party thereto, the surviving entity of such merger or consolidation is a Subsidiary Guarantor or Canadian Subsidiary Guarantor, as the case may be; and

          (d) Dispositions permitted under Section 11.5.

          11.5 Limitation on Disposition of Property. Dispose of any of its
               -------------------------------------
Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete, worn out or surplus property in the ordinary course of business;

          (b) the sale or lease of inventory or equipment in the ordinary course of business;

          (c) Dispositions permitted by Section 11.4(a) or (b);


          (d) (i) the sale or issuance to the U.S. Borrower or any Subsidiary Guarantor of the Capital Stock of any Subsidiary of Holdings; or (ii) the sale or issuance to the Canadian Borrower or any Canadian Subsidiary Guarantor of any Capital Stock of any Subsidiary of any Canadian Entity; or (iii) the sale or issuance to Holdings of the Capital Stock of either Borrower;

          (e) the Disposition of other assets having a fair market value not to exceed $2,000,000 in the aggregate for any fiscal year of Holdings; provided,
                                                                    --------
that such amount shall be increased to $5,000,000 when the Consolidated Leverage Ratio is less than 3.50 to 1.0;

          (f) any Recovery Event, provided, that the requirements of Section 7.5
                                  --------
are complied with in connection therewith;

          (g) the sale or discount, in each case without recourse, of Accounts Receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (h) the sale or exchange of specific items of equipment for replacement items of equipment in the ordinary course of business which are the functional equivalent of the item of equipment so exchanged;

          (i) Dispositions of assets sold pursuant to a Sale/Leaseback Transaction permitted under Section 11.11;

          (j) Restricted Payments permitted under Section 11.6;

          (k) leases and licenses of real or personal property (including Intellectual Property) in the ordinary course of business;

          (l) Dispositions of (i) Cash Equivalents and (ii) Investments (other than the Capital Stock of Subsidiaries); and

          (m) the exchange of Exchangeable Shares.

          11.6 Limitation on Restricted Payments. Declare or pay any dividend
               ---------------------------------
(other than dividends payable solely in Capital Stock of the Person making such dividend or by increasing the liquidation preference of any such Capital Stock) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, either Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, either Borrower or any Subsidiary, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating
                                       ------------------------
Holdings, either Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "Restricted Payments"), except that:
                -------------------

          (a) any Subsidiary may make Restricted Payments to the holders of its Capital Stock ratably in accordance with their respective ownership interests;

          (b) Holdings may make Restricted Payments in the form of common stock of Holdings;

          (c) so long as no Default or Event of Default shall have occurred and be continuing, either Borrower may pay dividends to Holdings to permit Holdings to (i) (A) purchase Holdings' Capital Stock or options to purchase Capital Stock from present or former officers or employees of Holdings, either Borrower or any Subsidiary of either Borrower upon the death, disability or termination of employment of such officer or employee, or (B) make payments on promissory notes ("Management Notes") issued by Holdings to any such officers or employees of
  ----------------
Holdings, the Borrower or any of their respective Subsidiaries to finance the purchase of Capital Stock or options to purchase Capital Stock upon the death, disability or termination of employment of any such officer or employee, provided, that the aggregate amount of payments by any Borrower under this
--------
clause (i) (not including the forgiveness of any Indebtedness described in
Section 11.8(n)) subsequent to the date hereof (net of any proceeds received by Holdings subsequent to the date hereof in connection with resales of any Capital Stock or options to purchase Capital Stock so purchased) shall not exceed U.S.$2,500,000 (in the case of the U.S. Borrower) or U.S.$2,500,000 (in the case of the Canadian Borrower); provided, that Holdings shall also be permitted to
                           --------
make such purchases with the Net Cash Proceeds to either Borrower from any "key-man" life insurance policies received after the Original Closing Date; (ii) pay fees, expenses and other amounts to the Sponsor and its Control Investment Affiliates expressly permitted by Section 11.10 and (iii) pay directors' fees and expenses and directors' and officers' indemnity obligations;

          (d) the Borrowers may make Restricted Payments to Holdings to permit Holdings to (i) pay corporate overhead expenses incurred in the ordinary course of business not to exceed $1,000,000 in any fiscal year and (ii) pay any taxes which are due and payable for which Holdings is liable;

          (e) any Person may make Restricted Payments pursuant to the Transactions;

          (f) Holdings may repurchase Capital Stock as a result of the surrender of such Capital Stock for cancellation in connection with the exercise of stock options; and

          (g) the Canadian Borrower, Holdings or SMTC Nova Scotia may exchange or call Exchangeable Shares.

          11.7 Limitation on Capital Expenditures. Make or commit to make any
               ----------------------------------
Capital Expenditure, except (a) Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding an aggregate amount during any fiscal year of Holdings the amount set forth below opposite such fiscal year:

          Fiscal Year             Amount
          -----------             ------

          2000                    $14,000,000
          2001                    $18,000,000
          2002                    $20,000,000
          2003                    $21,500,000
          2004                    $23,000,000

provided, that (i) such amount referred to above, to the extent not so expended
--------
in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year (as to such fiscal year, the "CapEx Carryforward Amount") and (ii) Capital Expenditures made pursuant to this
 -------------------------
clause (a) during any fiscal year shall be deemed made, first, in respect of
                                                        -----
amounts permitted for such fiscal year as provided above and second, in respect
                                                             ------
of amounts carried over from the prior fiscal year pursuant to subclause (i) above, (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount, (c) Capital Expenditures in any fiscal year made with the then unused Permitted Expenditure Amounts and (d) Capital Expenditures attributable to all or a portion of the cost of Permitted Acquisitions.

          11.8 Limitation on Investments. Make any advance, loan, extension of
               -------------------------
credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:
                                         -----------

          (a) extensions of trade credit in the ordinary course of business, including Accounts Receivable;

          (b) investments in Cash and Cash Equivalents;

          (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 11.2(b) and (e);

          (d) loans and advances to employees of Holdings, either Borrower or any Subsidiaries of either Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for Holdings, the Borrowers and their Subsidiaries not to exceed U.S.$1,000,000 at any one time outstanding; provided,
                                                                       --------
that, in addition to such loans and advances, Holdings or either Borrower may make a loan to Gary Walker of up to $2,500,000 in connection with taxes incurred by such Person due to the exchange of his Class Y shares for common stock of Holdings immediately prior to the IPO;

          (e) the Transactions;

          (f) Permitted Acquisitions;

          (g) Investments in assets useful in a Borrower's business made by such Borrower or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount; provided, that any Reinvestment Deferred Amount attributable to the U.S. Borrower and its Subsidiaries may not be invested in any Canadian Entity;

          (h) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 11.8(c)) by Holdings, either Borrower or any of its Subsidiaries in such Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor;

          (i) Investments by Holdings or any Subsidiary in the U.S. Borrower or any Subsidiary Guarantor and Investments by the Canadian Borrower in any Canadian Subsidiary Guarantor;

          (j) Investments in Capital Stock of Holdings to facilitate the exchange of Exchangeable Shares that are promptly Disposed of in connection with such exchange;

          (k) Investments received in connection with the collection of Accounts Receivable in the ordinary course of business and Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (l) Investments received in connection with any Asset Sale or other Disposition permitted hereunder;

          (m) loans and advances to suppliers, customers or users of the products of either Borrower or any Subsidiary or customers of distributors of such products in the ordinary course of business consistent with past practice;

          (n) loans to employees of Holdings, either Borrower or any Subsidiaries of either Borrower to finance the acquisition by such employees from Holdings, either Borrower or any such Subsidiary of Capital Stock of Holdings or Exchangeable Shares, including without limitation a loan to Gary Walker of up to $2,500,000 in connection with taxes incurred by such Person due to the exchange of his Class Y shares into common stock of Holdings immediately prior to the IPO;

          (o) Investments arising out of any repurchase of Indebtedness in connection with the refinancing thereof to the extent permitted under Section 11.2;

          (p) Investments by Subsidiaries which are not Subsidiary Guarantors in either Borrower or any other Subsidiary;

          (q) loans to Holdings by either Borrower or any of their respective Subsidiaries to the extent permitted by Section 11.2(m);

          (r) Investments existing on the Original Closing Date and listed on
Schedule 11.8; and

          (s) in addition to Investments otherwise expressly permitted by this Section, Investments by Holdings or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $2,500,000 prior to the second anniversary of the Original Closing Date or $5,000,000 thereafter during the term of this Agreement.

          11.9 Limitation on Optional Payments and Modifications of Debt
               ---------------------------------------------------------
Instruments, etc. (a) Make or offer to make any optional or voluntary payment,
----------------
prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Indebtedness (other than Indebtedness hereunder), or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating Holdings, either Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any subordinated debt, (b) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any subordinated debt (other than any such amendment, modification, waiver or other change which (i) (A) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to Holdings, either Borrower or any of its Subsidiaries and (B) does not involve the payment of a consent fee or (ii) is not adverse in any respect to the interests of the Lenders in the reasonable opinion of the General Administrative Agent), or (c) amend its certificate of incorporation in any manner determined by the General Administrative Agent to be adverse to the Lenders. Notwithstanding the foregoing, Holdings may redeem the $15,000,000 aggregate principal amount of 2000 Subordinated Notes, unsecured loans and loans secured by fixed assets made to the Borrowers since May 18, 2000 as contemplated by
Section 7.5(a) and Section 9.2(d).

          11.10 Limitation on Transactions with Affiliates. Enter into any
                ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Holdings, either Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of Holdings, such Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to Holdings, such Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, so long as no Default or Event of Default is continuing, (i) Holdings and its Subsidiaries may pay to the Sponsor and its Control Investment Affiliates on the Restatement Effective Date a fee of $1,800,000 as consideration for termination of the Management Agreement (plus expenses and indemnity payments with respect to claims that have accrued through the Restatement Effective Date), (ii) the Transactions shall be permitted, (iii) Holdings, the Borrowers and their respective Subsidiaries may pay customary fees to, and the reasonable out-of-pocket expenses of, their respective Boards of Directors and may provide customary indemnities for the benefit of members of their respective Board of Directors, (iv) [Reserved], (v) transactions with Subsidiaries that are not Subsidiary Guarantors, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) and otherwise in compliance with the terms of the Loan Documents which are fair to the relevant Borrower or its Subsidiaries, in the good faith determination of the Board of Directors of such Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (vi) any employment agreement entered into by Holdings or any of its Subsidiaries or employee compensation payments in the ordinary course of business and consistent with past practices of Holdings or such Subsidiary, (vii) Restricted Payments that are permitted by the provisions of Section 11.6, (viii) payments or loans to employees or consultants which are approved by the Board of Directors of Holdings in good faith, (ix) transfers of Inventory from a Borrower or a Subsidiary thereof to a Subsidiary operating in a different jurisdiction in exchange for value not less than the cost of producing such Inventory and not more than the value at which such Subsidiary expects to Dispose of such Inventory and (x) the exchange of Exchangeable Shares.

          11.11 Limitation on Sales and Leasebacks. Enter into any arrangement
                ----------------------------------
with any Person providing for the leasing by Holdings, either Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by Holdings, such Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, such Borrower or such Subsidiary (a "Sale/Leaseback Transaction"), except for Sale/Leaseback
                      ---------------------------
Transactions by the Borrower and its Subsidiaries (i) relating to assets owned by Holdings and its Subsidiaries on the Original Closing Date, in an aggregate amount not exceeding U.S.$2,000,000 at any time outstanding, (ii) relating to assets of the business acquired in any Permitted Acquisition, provided, that (A)
                                                              --------
each such Sale/Leaseback Transaction is consummated not more than 120 days after the consummation of such Permitted Acquisition and (B) if such Permitted Acquisition was financed with the proceeds of any Indebtedness (other than the proceeds of U.S. Revolving Credit Loans or Canadian Revolving Credit Loans), the proceeds of such Sale/Leaseback Transaction are applied toward repayment of such Indebtedness or (iii) relating to assets owned by Holdings and its Subsidiaries on the Original Closing Date or acquired thereafter (other than in connection with a Permitted Acquisition) with an aggregate sales price not to exceed $3,000,000 during the term of this Agreement.

          11.12 Limitation on Changes in Fiscal Periods. Permit the fiscal year
                ---------------------------------------
of either Borrower to end on a day other than December 31 or change Holdings' or such Borrower's method of determining fiscal quarters.

          11.13 Limitation on Negative Pledge Clauses. Enter into or suffer to
                -------------------------------------
exist or become effective any agreement that prohibits or limits the ability of Holdings, either Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement any Canadian Security Documents, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) any agreement relating to a Disposition of Property by Holdings or any of its Subsidiaries (in which case, any prohibition or restriction shall only be effective against the Property to be Disposed in such Disposition), (d) customary non-assignment provisions in leases entered into in the ordinary course of business and (e) any agreements relating to Liens permitted under
Section 11.3(g), 11.3(l), 11.3(n), 11.3(p), 11.3(q), 11.3(t) or 11.3(u) (in
which case, any prohibition or restriction shall only be effective against the Property subject to the relevant Lien).

          11.14 Limitation on Restrictions on Subsidiary Distributions. Enter
                ------------------------------------------------------
into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, either Borrower or any other Subsidiary, (b) make Investments in either Borrower or any other Subsidiary or (c) transfer any of its assets to either Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary,
(iii) applicable law, (iv) customary provisions restricting the assignment of rights under contracts, (v) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (vi) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause
(c) above on the property so acquired, (vii) any agreement for the sale of a Subsidiary that restricts distributions by that Subsidiary pending its sale,
(viii) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business, (ix) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into the ordinary course of business and (x) restrictions on rights to dispose of assets subject to Liens permitted under Section 11.3(g), 11.3(l), 11.3(n), 11.3(p), 11.3(q),
11.3(t) or 11.3(u).

          11.15 Limitation on Lines of Business. Enter into any business, either
                -------------------------------
directly or through any Subsidiary, except for those businesses in which Holdings and its Subsid iaries are engaged on the date of this Agreement (after giving effect to the Transactions) or that are reasonably related thereto.

          11.16 Limitation on Activities of Holdings. In the case of Holdings,
                ------------------------------------
notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than (i) those incidental to its ownership of the Capital Stock of Subsidiaries and those incidental to Investments by or in Holdings permitted hereunder, (ii) activities incidental to the maintenance of its existence and compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its employees, (iii) activities relating to the performance of obligations under the Loan Documents to which it is a party and (iv) the receipt and payment of Restricted Payments permitted under Section 11.6, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party, (iii) obligations with respect to its Capital Stock, or the Exchangeable Shares, (iv) obligations to its employees, officers and directors not prohibited hereunder,
(v) Guarantee Obligations permitted under Section 11.2(l) or (vi) obligations under the Transaction Documents as in effect on the date hereof or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with Restricted Payments made by a Borrower in accordance with Section 11.6 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the direct Subsidiary owned by it on the Original Closing Date or in respect of notes issued to Holdings by management in respect of the purchase of its Capital Stock or Exchangeable Shares. Notwithstanding the foregoing, Holdings may engage in the transactions contemplated by the terms of the 2000 Subordinated Notes and the 2000 Warrants and may consummate the IPO and the Pensar Acquisition; provided, however, that Holdings shall contribute the
                        --------  -------
capital stock of Pensar to the U.S. Borrower immediately upon the consummation of the Pensar Acquisition.

          11.17 Limitation on Hedge Agreements. Enter into any Hedge Agreement
                ------------------------------
other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates or foreign exchange rates.

                             SECTION 12. GUARANTEE

          12.1 Guarantee. (a) The U.S. Borrower hereby unconditionally and
               ---------
irrevocably guarantees to the Canadian Administrative Agent, for the ratable benefit of the Canadian Administrative Agent and the Canadian Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations.

          (b) The U.S. Borrower further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel which may be paid or incurred by the Canadian Administrative Agent, or any Canadian Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Canadian Borrower Obligations and/or enforcing any rights with respect to, or collecting against, the U.S. Borrower under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto any Borrower may be free from any Canadian Borrower Obligations.

          (c) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agents or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Canadian Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the U.S. Borrower hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Canadian Borrower Obligations until the Canadian Borrower Obligations are paid in full and the Commitments are terminated.

          (d) The U.S. Borrower agrees that whenever, at any time, or from time to time, it shall make any payment to any Administrative Agent or any Lender on account of its liability hereunder, it will notify such Administrative Agent and such Lender in writing that such payment is made under this Section for such purpose.

          (e) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the U.S. Borrower hereunder and under the other Loan Documents in respect of the Canadian Borrower Obligations shall in no event exceed the amount which can be guaranteed by the U.S. Borrower under applicable federal and state laws relating to the insolvency of debtors.

          12.2 No Subrogation. Notwithstanding any payment or payments made by
               --------------
the U.S. Borrower hereunder, or any set-off or application of funds of the U.S. Borrower by any Administrative Agent or any Lender, the U.S. Borrower shall not be entitled to be subrogated to any of the rights of any Administrative Agent or any Lender against the other Borrowers or against any collateral security or guarantee or right of offset held by any Administrative Agent or any Lender for the payment of the Canadian Borrower Obligations, nor shall the U.S. Borrower seek or be entitled to seek any contribution or reimbursement from the other Borrowers in respect of payments made by the U.S. Borrower hereunder, until all amounts owing to the Administrative Agents and the Lenders by the other Borrowers on account of the Canadian Borrower Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the U.S. Borrower on account of such subrogation rights at any time when all of the Canadian Borrower Obligations shall not have been paid in full, such amount shall be held by the U.S. Borrower in trust for the Administrative Agents and the Lenders, segregated from other funds of the U.S. Borrower, and shall, forthwith upon receipt by the U.S. Borrower, be turned over to the Canadian Administrative Agent in the exact form received by the U.S. Borrower (duly indorsed by the U.S. Borrower to the Canadian Administrative Agent, if required), to be applied against the Canadian Borrower Obligations, whether matured or unmatured, in such order as the Canadian Administrative Agent may determine.

          12.3 Amendments, etc. with respect to the Canadian Borrower
               ------------------------------------------------------
Obligations; Waiver of Rights. The U.S. Borrower shall remain obligated
-----------------------------
hereunder notwithstanding that, without any reservation of rights against the U.S. Borrower, and without notice to or further assent by the U.S. Borrower, any demand for payment of any of the Canadian Borrower

Obligations made by any Administrative Agent or any Lender may be rescinded by such Administrative Agent or such Lender, and any of the Canadian Borrower Obligations continued, and the Canadian Borrower Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Administrative Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the Administrative Agents or the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Administrative Agent or any Lender for the payment of the Canadian Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of any Administrative Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Canadian Borrower Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the U.S. Borrower, any Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Borrower or any other guarantor, and any failure by any Administrative Agent or any Lender to make any such demand or to collect any payments from any such Borrower or any such other guarantor or any release of such Borrower or such other guarantor shall not relieve the U.S. Borrower of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Administrative Agent or any Lender against the U.S. Borrower. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          12.4 Guarantee Absolute and Unconditional. The U.S. Borrower waives
               ------------------------------------
any and all notice of the creation, renewal, extension or accrual of any of the Canadian Borrower Obligations and notice of or proof of reliance by any Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Canadian Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Borrowers and the U.S. Borrower and the Canadian Borrower, on the one hand, and the Administrative Agents and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The U.S. Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the other Borrowers and the U.S. Borrower with respect to the Canadian Borrower Obligations. This Section 12 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement, any other Loan Document, any of the Canadian Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Canadian Borrower against any Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Canadian Borrower or the U.S. Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Canadian Borrower for the Canadian Borrower Obligations, or of the U.S.

Borrower under this Section 12, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the U.S. Borrower, any Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Canadian Borrower or any other Person or against any collateral security or guarantee for the Canadian Borrower Obligations or any right of offset with respect thereto, and any failure by any Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from such other Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the other Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the U.S. Borrower of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Administrative Agent or any Lender against the U.S. Borrower. This Section 12 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the U.S. Borrower and its successors and assigns, and shall inure to the benefit of the Administrative Agents and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Canadian Borrower Obligations and the obligations of the U.S. Borrower under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Canadian Borrower Obligations.

          12.5 Reinstatement. This Section 12 shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Canadian Borrower Obligations is rescinded or must otherwise be restored or returned by any Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

          12.6 Payments. The U.S. Borrower hereby agrees that all payments
               --------
required to be made by it hereunder will be made to the Canadian Administrative Agent, for the benefit of the Administrative Agents and the Lenders, as the case may be, without set-off or counterclaim in accordance with the terms of the Canadian Borrower Obligations, including, without limitation, in the currency in which payment is due.

                         SECTION 13. EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) Either Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation or Acceptance Reimbursement Obligation when due in accordance with the terms hereof; or either Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation or Acceptance Reimbursement Obligation, or any stamping fee or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

          (c) (i) Any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 10.5(a) (with respect to Holdings and each Borrower only), Section 11, or in Section 5 of the Guarantee and Collateral Agreement; or

          (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of
(x) the date upon which such Loan party knows or should reasonably be expected to know the existence of such default or (y) the date upon which such Loan party receives notice of such default from an Administrative Agent or Lender; or

          (e) Holdings, any Borrower or any of their respective Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations and Acceptance Reimbursement Obligations) on the scheduled or original due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to or mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause
                --------
(i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate U.S.$5,000,000; or

          (f) (i) Holdings, any Borrower or any of their respective Material Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, any Borrower or any of their respective Material Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, any Borrower or any of their respective Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, any Borrower or any of their respective Material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, any Borrower or any of their respective Material Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, any Borrower or any of their respective Material Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of Holdings or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v)the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against Holdings, any Borrower or any of their respective Material Subsidiaries involving for Holdings, the Borrowers and their Subsidiaries taken as a whole a liability (to the extent not paid or covered by insurance of U.S.$5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) Any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 15.15), to be in full force and effect in all material respects (other than in accordance with its terms), or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby as to Collateral having an aggregate value in excess of $2,500,000; or

          (j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement, or any Canadian Facility Guarantee shall cease, for any reason (other than by reason of the express release thereof pursuant to Section
15.15 and other than in accordance with its terms), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

          (k) (i) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of a greater percentage of the securities having the power to elect directors of Holdings than the percentage of such securities then owned by the Permitted Investors; (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors; or (iii) Holdings shall cease to own and control, of record and beneficially, directly or indirectly through one or more wholly owned Subsidiaries, 100% of each class of outstanding Capital Stock of each Borrower (other than Exchangeable Shares) free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement);

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the U.S. Borrower or the Canadian Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all Reimbursement Obligations and Acceptance Reimbursement Obligations, regardless of whether or not such Reimbursement Obligations and Acceptance Reimbursement Obligations are then due and payable) shall immediately become due and payable, and (B) if such event is any other Event of Default, any of the following actions may be taken: (i) with the consent of the Required Lenders, the General Administrative Agent may, or upon the request of the Required Lenders, the General Administrative Agent shall, by notice to the Borrowers declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) with the consent of the Required Lenders, the General Administrative Agent may, or upon the direction of the Required Lenders, the General Administrative Agent shall, by notice of default to the Borrowers, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts payable in respect of Letters of Credit whether or not the beneficiaries thereof shall have presented the drafts and other documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and (iii) the General Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided pursuant to this Agreement and/or the other Loan Documents.

          With respect to all outstanding Reimbursement Obligations which have not matured at the time of an acceleration pursuant to the second preceding paragraph, the relevant Borrower shall at such time deposit in a cash collateral account opened by and maintained by the relevant Administrative Agent an amount equal to the aggregate amount of all such Reimbursement Obligations. Amounts held in such cash collateral account shall be applied by an Administrative Agent to the payment of Reimbursement Obligations when drawings under the related Letters of Credit are made, and any balance in such account shall be applied to repay other obligations of the relevant Borrower hereunder. After all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the relevant Borrower.

          With respect to all outstanding Acceptance Reimbursement Obligations in respect of Acceptances which have not matured at the time of an acceleration pursuant to the second preceding paragraph, the Canadian Borrower shall at such time deposit in a cash collateral account opened by and maintained by the Canadian Administrative Agent an amount equal to the aggregate undiscounted face amount of all such unmatured Acceptances. Amounts held in such cash collateral account shall be applied by the Canadian Administrative Agent to the payment of maturing Acceptances, and any balance in such account shall be applied to repay other obligations of the Canadian Borrower hereunder and under any Notes. After all Acceptance Reimbursement Obligations shall have been satisfied and all other obligations of the Canadian Borrower hereunder and under any Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Canadian Borrower.

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          SECTION 14.  THE AGENTS; THE ARRANGER

          14.1 Appointment. Each Lender hereby irrevocably designates and
               -----------
appoints the Agents as agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

          14.2 Delegation of Duties. Each Agent may execute any of its duties
               --------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in- fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys- in-fact selected by it with reasonable care.

          14.3 Exculpatory Provisions. Neither any Agent nor any of its
               ----------------------
respective officers, directors, employees, agents, attorneys- in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or other Person or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of a Borrower or any other Person to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Borrowers.

          14.4 Reliance by Agents. Each Agent shall be entitled to rely, and
               ------------------
shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or either of them), independent accountants and other experts selected by such Agent. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with such Agent. Each Agent shall be fully justified as between itself and the Lenders in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans, the Reimbursement Obligations and the Acceptance Reimbursement Obligations.

          14.5 Notice of Default. No Agent shall be deemed to have knowledge or
               -----------------
notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the General Administrative Agent receives such a notice, the General Administrative Agent shall give notice thereof to the Lenders. The General Administrative Agent shall take such action reasonably promptly with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the General
                                  --------
Administrative Agent shall have received such directions, the General Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          14.6 Non-Reliance on Agents and Other Lender. Each Lender expressly
               ---------------------------------------
acknowledges that neither any Agent nor any of its respective officers, directors, employees, agents, attorneys-in- fact or affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of either Borrower, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Extensions of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of such Agent or any of its respective officers, directors, employees, agents, attorneys- in-fact or affiliates.

          14.7 Indemnification. Each Lender agrees to indemnify each Agent in
               ----------------
its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to its Aggregate Exposure Percentage in effect on the date on which indemnification is sought from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans, the Reimbursement Obligations and the Acceptance Reimbursement Obligations) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any
           --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent. The agreements in this subsection shall survive the payment of the Loans, the Acceptance Reimbursement Obligations, the Reimbursement Obligations and all other amounts payable hereunder.

          14.8  Agents in their Individual Capacity. Each Agent and its
                -----------------------------------
respective affiliates may make loans to, accept Drafts, accept deposits from and generally engage in any kind of business with the Borrowers as though such Agent was not an Agent hereunder and under the other Loan Documents. With respect to the Loans made or renewed by such Agent, any Acceptances created by such Agent and any Note or Acceptance Note issued to it, such Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          14.9  Successor Agents. The General Administrative Agent may resign as
                ----------------
General Administrative Agent, the Canadian Administrative Agent may resign as Canadian Administrative Agent and the Collateral Monitoring Agent may resign as the Collateral Monitoring Agent, in each case upon 30 days' notice to the Lenders and the other Agents. If any Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the U.S. Lenders (in the case of a resignation of the General Administrative Agent or the Collateral Monitoring Agent) or the Canadian Lenders (in the case of a resignation of the Canadian Administrative Agent) a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of the resigning Agent, and the terms "General Administrative Agent", "Canadian Administrative Agent" or "Collateral Monitoring Agent", as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as such Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any resigning Agent's resignation, the provisions of this
Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

          14.10 The Documentation Agent, the Arranger and the Syndication
                ---------------------------------------------------------
Agents. Each Lender, the Documentation Agent, the Arranger and the Syndication
------
Agent acknowledge that the Documentation Agent, the Arranger and the Syndication Agent, in such capacities, shall have no duties or responsibilities, and shall incur no liabilities, under this Agreement or the other Loan Documents in their respective capacities as such.

          14.11 Authorization to Release Liens and Guarantees. Each
                ---------------------------------------------
Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 15.15.

                           SECTION 15. MISCELLANEOUS

          15.1  Amendments and Waivers. Neither this Agreement or any other Loan
                ----------------------
Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 15.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or the General Administrative Agent (with the written consent of the Required Lenders) and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                       --------  -------
and no such amendment, supplement or modification shall:

                    (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, Reimbursement Obligation or Acceptance Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;

                    (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders or Required Prepayment Lenders consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement or all or substantially all of the guarantors from their obligations under the Canadian Facility Guarantees, in each case without the consent of all Lenders, except as otherwise provided in this Agreement or any other Loan Document;

                    (iii) amend, modify or waive any condition precedent to any extension of credit under the U.S. Revolving Credit Facility or the Canadian Revolving Credit Facility set forth in Section 9.2 (including, without limitation, the waiver of an existing Default or Event of Default required to be waived in order for such extension of credit to be made), or change the Advance Rate, without the consent of the Majority Facility Lenders under the relevant Facility;

                    (iv) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (v) amend, modify or waive any provision of Section 14 without the consent of any Agent directly affected thereby;

                    (vi)   (x) amend, modify or waive any provision of Section
          2.6 or 2.7 without the written consent of the Swing Line Lender or (y) amend, modify or waive any provision of Section 5.14 or 5.15 without the written consent of the Canadian Swing Line Lender;

                    (vii) amend, modify or waive any provision of Section 7.9 without the consent of each Lender directly affected thereby; or

                    (viii) amend, modify or waive any provision of Section 6 without the consent of each Issuing Lender directly affected thereby.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that delivery of an executed signature page of any such
              --------
instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          For the avoidance of doubt, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Agents and each Loan Party to each relevant Loan Document (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "Additional Extensions of Credit") to share ratably
                            -------------------------------
in the benefits of this Agreement and the other Loan Documents with the Loans and other Extensions of Credit and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, Required Prepayment Lenders and Majority Facility Lenders; provided, however, that no such amendment
                                       --------  -------
shall permit the Additional Extensions of Credit to share ratably with or with preference to the Loans in the application of mandatory prepayments without the consent of the Required Prepayment Lenders.

          15.2 Notices. All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of Holdings, the Borrowers and the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the General Administrative Agent or on Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

     Holdings:                    SMTC Corporation
                                  635 Hood Road
                                  Markham, Ontario
                                  Canada L3R 4N6
                                  Attention: President
                                  Telecopy: (905)479-9686

                                   Telephone: (905)479-1000

The U.S. Borrower:                 HTM Holdings, Inc.
                                   12520 Grant Street
                                   Thornton, Colorado 80241
                                   Attention: President
                                   Telecopy: (303)280-2096
                                   Telephone: (303)255-4426

The Canadian Borrower:             SMTC Manufacturing Corporation of Canada
                                   635 Hood Road
                                   Markham, Ontario
                                   Canada L3R 4N6
                                   Attention: President
                                   Telecopy: (905)479-9686
                                   Telephone: (905)479-1000

The General Administrative Agent:  Lehman Commercial Paper Inc.
                                   3 World Financial Center
                                   New York, New York 10285
                                   Attention: Andrew Keith
                                   Telecopy: (212)526-0242
                                   Telephone: (212)526-4059

The Canadian Administrative Agent: The Bank of Nova Scotia
                                   International Banking Division
                                   Loan Administration and Agency Services
                                   44 King Street West
                                   14/th/ Floor
                                   Toronto, Ontario
                                   Canada M5H 1H1
                                   Attention: Nancy Buccat
                                   Telecopy: (416)866-5991
                                   Telephone: (416)866-6471

The Collateral Monitoring Agent:   The Bank of Nova Scotia
                                   International Banking Division
                                   Loan Administration and Agency Services
                                   44 King Street West
                                   14/th/ Floor
                                   Toronto, Ontario
                                   Canada M5H 1H1
                                   Attention: Nancy Buccat
                                   Telecopy: (416)866-5991
                                   Telephone: (416)866-6471

     Issuing Lender:           As notified by such Issuing Lender to the
                               Administrative Agent and the Borrower

provided that any notice, request or demand to or upon the any Agent, the
--------
Issuing Lender or any Lender shall not be effective until received.

          15.3 No Waiver; Cumulative Remedies. No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          15.4 Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

          15.5 Payment of Expenses. The Borrowers jointly and severally agree
               -------------------
(a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members but including fees payable in connection with the use of IntraLinks) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements of in- house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise (other than excise taxes imposed in lieu of income taxes) and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "Indemnitee") for, and hold each Indemnitee harmless from and against any and
    ----------
all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of either Borrower any of its Subsidiaries or any of the Properties and the fees and disbursements of legal counsel in connection with successful claims, actions or proceedings by any Indemnitee against either Borrower hereunder (all the foregoing in this clause (d), collectively, the "Indemnified
                                                                    -----------
Liabilities"), provided, that the Borrowers shall have no obligation hereunder
-----------    --------
to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities (i) are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or (ii) arise from disputes among the Agents, among the Lenders or between the Agents and the Lenders. Without limiting the foregoing, and to the extent permitted by applicable law, each Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. No indemnified person shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Facilities. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrowers pursuant to this Section shall be submitted to the Borrowers at the address of the U.S. Borrower set forth in Section 15.2, or to such other Person or address as may be hereafter designated by the U.S. Borrower in a written notice to the General Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          14.6 Successors and Assigns; Participations and Assignments. (a) This
               ------------------------------------------------------
Agreement shall be binding upon and inure to the benefit of Holdings, the Borrowers, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that neither Holdings nor any Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

          (b) Any Lender may, without the consent of Holdings or either Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant")
                                                          -----------
participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 15.1. Each of Holdings and each Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid after applicable grace periods, or shall have been declared or shall have become due and payable upon the occurrence and during the continuation of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing
                                                 --------
such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 5.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 7.11, 7.12 and 7.13 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender if and to the extent the transferor Lender waives its rights to such amounts; provided that,
                                                                --------
in the case of Section 7.13, such Participant shall have complied with the requirements of said Section, and provided, further, that no Participant shall
                                  --------  -------
be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender (an "Assignor") may, in accordance with applicable law
                              --------
and upon written notice to the General Administrative Agent (and the Canadian Administrative Agent, in the case of assignments with respect to the Canadian Facilities), at any time and from time to time assign to any Lender or any affiliate or Control Investment Affiliate thereof or, with the consent of the relevant Borrower and the Administrative Agents and, in the case of any assignment of U.S. Revolving Credit Commitments or Canadian Revolving Credit Commitments, the written consent of each relevant Issuing Lender and Swing Line Lender or the Canadian Swing Line Lender, as the case may be, (which, in each case, shall not be unreasonably withheld or delayed) (provided (x) that no such
                                                      --------
consent need be obtained by any Lehman Entity for a period of 180 days following the Restatement Effective Date and (y) no consent of Borrowers need be obtained with respect to any assignment of Term Loans), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and
                                 --------
obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee and such Assignor (and, where the consent of a Borrower, the Administrative Agents or any Issuing Lender or the Swing Line Lender or the Canadian Swing Line Lender, as the case may be, is required pursuant to the foregoing provisions, by such Borrower and such other Persons) and delivered to the General Administrative Agent for its acceptance and recording in the Register; provided that no such
                                                        --------
assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than U.S.$5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the relevant Borrower and the General Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or

Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 7.11, 7.13 and 15.5 in respect of the period prior to such effective date). Notwithstanding any provision of this Section, the consent of the Borrowers shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing. Any assignment of Canadian Facilities after the Syndication Date must be to an Assignee that is entitled to receive payments in respect of the Canadian Facilities free and clear of any withholding or similar tax imposed by Canada or any province thereof.

          (d) The General Administrative Agent (together with the Canadian Administrative Agent, in the case of Canadian Facility Loans) shall, on behalf of the relevant Borrower, maintain at its address referred to in Section 15.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and
 --------
the Commitments of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the General Administrative Agent to the relevant Borrower marked "canceled". The Register shall be available for inspection by the Borrowers or any Lender (with respect to any entry relating to such Lender's Loans) at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other
Person is required by Section 15.6(c), by each such other Person) together with payment to the General Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable
(y) in connection with an assignment by or to any Lehman Entity or (z) in the case of an Assignee which is already a Lender or is an affiliate or Control Investment Affiliate of a Lender or a Person under common management with a Lender), the General Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders, the Agents and the Borrowers. On or prior to such effective date, the relevant Borrower, at its own expense, upon request, shall execute and deliver to the General Administrative Agent (in exchange for the Note or Notes of the assigning Lender) a new applicable Note and/or applicable Notes to the order of such Assignee in an amount equal to the Commitment and/or applicable Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Commitment and/or Loans, as the case may be, upon request, a new Note or Notes, as the case may be, to the order of the Assignor in an amount equal to the Commitment and/or applicable Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Original Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          15.7 Adjustments; Set-off. (a) If any Lender (for purposes of this
               --------------------
sentence, a "Benefitted Lender") shall at any time prior to any date on which
             -----------------
the Commitments are terminated and the Loans, Reimbursement Obligations or Acceptance Reimbursement Obligations become due and payable pursuant to Section 13 (an "Acceleration") receive any payment of all or part of the Extensions of
        ------------
Credit made by such Benefitted Lender to any Borrower, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Extensions of Credit made by it to such Borrower, or interest thereon (in each case except to the extent that this Agreement provides for payments to be allocated to the Lenders under a particular Facility) then such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds with each of the Lenders ratably (based upon the respective Aggregate Exposure Percentages of the Lenders immediately prior to receipt by such Benefitted Lender of such payment or collateral); provided, however, that if all or any portion of such excess
                --------  -------
payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Except as provided with respect to the Tranche C Term Loans in Section 15.18, if any Lender (for purposes of this sentence, a "Benefitted Lender") shall at any time after an
                              -----------------
Acceleration receive any payment of all or part of the aggregate amount of the Extensions of Credit made by such Benefitted Lender to all Borrowers, or interest thereon, or receive any collateral in respect thereof (whether voluntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 13(f), or otherwise), in a greater proportion than any such payment or collateral received by any other Lender, if any, in respect by the aggregate amount of the Extensions of Credit made by such Lender to all Borrowers, or interest thereon, then such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds with each of the Lenders ratably (based upon the respective Aggregate Exposure Percentages of the Lenders immediately prior to receipt by such Benefitted Lender of such payment or collateral); provided, however, that if all or any portion of such excess payment or benefits
--------  -------
is thereafter recovered
from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by a Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) after any applicable grace period, to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrowers and the Administrative Agents after any such set-off and application made by such Lender, provided that
                                                                   --------
the failure to give such notice shall not affect the validity of such set-off and application.

          15.8  Counterparts. This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement or of a Lender Addendum by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement and Lender Addenda signed by all the parties shall be lodged with the Borrower and the General Administrative Agent.

          15.9  Severability. Any provision of this Agreement that is prohibited
                ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.10 Integration. This Agreement and the other Loan Documents
                -----------
represent the entire agreement of Holdings, the Borrowers, the Agents, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          15.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
                -------------
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          15.12 Submission To Jurisdiction; Waivers. Each of Holdings and each
                -----------------------------------
Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or such Borrower, as the case may be at its address set forth in Section 15.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          15.13 Acknowledgments. Each of Holdings and each Borrower hereby
                ---------------
acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to Holdings or any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and the Lenders, on one hand, and Holdings and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among Holdings, the Borrowers and the Lenders.

          15.14 Confidentiality. Each of the Agents and the Lenders agrees to
                ---------------
keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement; provided that nothing herein shall prevent any Agent
                            --------
or any Lender from disclosing any such information (a) to the Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee that agrees to
                      ----------
comply with the provisions of this Section, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding,
(h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          15.15 Release of Collateral and Guarantee Obligations.
                -----------------------------------------------

          (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the relevant Borrower in connection with any Disposition of Property permitted by the Loan Documents, the relevant Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

          (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all obligation of the Borrowers secured by the Security Documents (other than obligations in respect of any Specified Hedge Agreement) have been paid in full, all Commitments have terminated or expired and no Extensions of Credit shall be outstanding, upon request of the relevant Borrower, the relevant Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

          15.16 Accounting Changes. In the event that any "Accounting Change"
                ------------------
(as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then Holdings and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Holdings' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrowers, the Administrative Agents and the Required

Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

          15.17 Delivery of Lender Addenda. Each Lender that wishes to become a
                --------------------------
party hereto on the Restatement Effective Date, to provide any increased Commitment on the Restatement Effective Date or to evidence its consent to the amendment and restatement of the Existing Credit Agreement effected hereby, shall become a party to this Agreement, agree to provide such increased Commitment or evidence such consent, as the case may be, by delivering to the General Administrative Agent a Lender Addendum duly executed by such Lender, the Borrowers and the General Administrative Agent.

          15.18 Intercreditor Provisions. (a) Notwithstanding (i) any provision
                ------------------------
hereof or of any other Loan Document and (ii) the priority of any Lien on the Collateral, all proceeds received by the Canadian Administrative Agent from the Canadian Facility Guarantees or from the exercise by the Canadian Administrative Agent of any of its remedies under any of the Canadian Security Documents or the Canadian Facility Guarantees shall be applied by the Canadian Administrative Agent as follows:

          First, to reimburse the Canadian Administrative Agent for all costs
          -----
     and expenses incurred by them in administering the Collateral, the Canadian Facility Guarantees and the Canadian Security Documents and in enforcing rights thereunder;

          Second, to the Lenders or, in the case of any Specified Hedge
          ------
     Agreement, any affiliate of any Lender, to pay principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to all indebtedness, obligations and liabilities of the U.S. Borrower under the Loan Documents (including, without limitation, the guarantee obligations of the U.S. Borrower pursuant to Section 12 and the obligations of the U.S. Borrower to cash collateralize U.S. L/C Obligations, but excluding any indebtedness, obligations and liabilities of any Loan Party with respect to the Tranche C Term Loans) and all amounts payable in respect of the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement) are secured and guaranteed pursuant to the Guarantee and Collateral Agreement (all such non-excluded indebtedness, obligations and liabilities, collectively, the "First Priority
                                                     --------------
     Obligations"), ratably among the Lenders according to the amounts of First
     -----------
     Priority Obligations owing to the Lenders or, in the case of any Specified Hedge Agreement, any affiliate of any Lender;

          Third, after payment in full of all of the amounts described in the
          -----
     foregoing clauses First and Second of this paragraph (a), to the Canadian Borrower or the other Loan Parties entitled thereto or as otherwise may be required under applicable law.

          (b) Notwithstanding (i) any provision hereof or of any other Loan Document and (ii) the priority of any Lien on the Collateral, all proceeds received by the General Administrative Agent from the guarantees contained in the Guarantee and Collateral Agreement or from the exercise by the General Administrative Agent of any of its remedies under any of the Security Documents or the guarantees contained in the Guarantee and Collateral Agreement shall be applied by the General Administrative Agent as follows:

          First, to reimburse the General Administrative Agent for all costs and
          -----
     expenses incurred by them in administering the Collateral and the Security Documents and in enforcing rights thereunder;

          Second, to the Lenders or, in the case of any Specified Hedge
          ------
     Agreement, any affiliate of any Lender, to pay principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to all indebtedness, obligations and liabilities of the U.S. Borrower under the Loan Documents (including, without limitation, the guarantee obligations of the U.S. Borrower pursuant to Section 12 and the obligations of the U.S. Borrower to cash collateralize U.S. L/C Obligations, but excluding any indebtedness, obligations and liabilities of any Loan Party with respect to the Tranche C Term Loans) and all amounts payable in respect of the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement) are secured and guaranteed pursuant to the Guarantee and Collateral Agreement (all such non-excluded indebtedness, obligations and liabilities, collectively, the "First Priority
                                                     --------------
     Obligations"), ratably among the Lenders according to the amounts of First
     -----------
     Priority Obligations owing to the Lenders or, in the case of any Specified Hedge Agreement, any affiliate of any Lender;

          Third, after payment in full of the First Priority Obligations, to the
          -----
     Tranche C Term Loan Lenders to pay the principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to, the Tranche C Term Loans; and

          Fourth, after payment in full of all of the amounts described in the
          ------
     foregoing clauses First, Second and Third of this paragraph (b), to the U.S. Borrower or the other Loan Parties entitled thereto or as otherwise may be required under applicable law.

          (c) The General Administrative Agent, and the Canadian Administrative Agent under the direction of the General Administrative Agent, shall coordinate their exercise of remedies and the application of the proceeds thereof with the intent of causing the repayment of the largest possible amount of the indebtedness, obligations and liabilities of the Canadian Borrower under the Loan Documents before application toward such repayment of proceeds from (i) the guarantee of the U.S. Borrower under Section 12, (ii) the guarantee contained in the Guarantee and Collateral Agreement or (iii) any Security Document (other than the Canadian Security Documents).

          (d) Notwithstanding any provision hereof or of any other Loan Document, without the consent of a majority in outstanding principal amount of the Tranche C Term Loan

Lenders, neither Holdings nor any of its Subsidiaries will create, incur, assume or suffer to exist any Indebtedness that ranks senior or pari passu in right of payment or with respect to Collateral to the Tranche C Term Loans (either directly or indirectly, including without limitation through intercreditor arrangements or otherwise) other than Indebtedness which ranks pari passu in right of payment or with respect to collateral with the First Priority Obligations.

          15.19 Effect of Amendment and Restatement of the Existing Credit
                ----------------------------------------------------------
Agreement. On the Restatement Effective Date, the Existing Credit Agreement
---------
shall be amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing, or termination of the Loans and other Extensions of Credit (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as in effect prior to the Restatement Effective Date; (b) such Loans and other Extensions of Credit are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Agreement; and (c) upon the effectiveness of this Agreement all Extensions of Credit of Lenders outstanding under the Existing Credit Agreement immediately before the effectiveness of this Agreement (except to the extent repaid as a condition to the occurrence of the Restatement Effective Date as provided in Section 9.2(d))will be converted into Extensions of Credit of such Lenders hereunder on the terms and conditions set forth in this Agreement.

          15.20 WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWERS, THE AGENTS AND
                ---------------------
THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              SMTC CORPORATION

                              By: /s/ Paul Walker
                                 ---------------------------------
                                  Name:  Paul Walker
                                  Title: President

                              HTM HOLDINGS, INC.

                              By:  /s/ Paul Walker
                                  --------------------------------
                              Name:  Paul Walker
                              Title: President

                              SMTC MANUFACTURING CORPORATION OF
                              CANADA

                              By: /s/ Paul Walker
                                 ---------------------------------
                              Name:  Paul Walker
                              Title: President

                              LEHMAN BROTHERS INC.,
                              as Arranger

                              By: /s/ Jon Gordan
                                 ---------------------------------
                              Name:  Jon Gordan
                              Title: Managing Director

                              LEHMAN COMMERCIAL PAPER INC., as
                               General Administrative Agent

                              By: /s/ G. Andrew Keith
                                 ---------------------------------
                              Name:  G. Andrew Keith
                              Title: Authorized Signatory

                              THE BANK OF NOVA SCOTIA, as Canadian
                               Administrative Agent

                              By: /s/ Mike House
                                 ---------------------------------
                              Name:  Mike House
                              Title: Director

                              THE BANK OF NOVA SCOTIA, as Syndication Agent

                              By: /s/ Jon A. Burckin
                                 ---------------------------------
                              Name:  Jon A. Burckin
                              Title: Director, Corporate

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Documentation Agent

                              By: /s/ John Goodwin
                                 ---------------------------------
                              Name:  John Goodwin
                              Title: Duly Authorized Signatory

                              LEHMAN COMMERCIAL PAPER INC., as
                              Collateral Monitoring Agent

                              By: /s/ G. Andrew Keith
                                 ---------------------------------
                              Name:  G. Andrew Keith
                              Title: Authorized Signatory